UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04098

Name of Registrant:	Vanguard Chester Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2020—September 30, 2021

Item 1: Reports to Shareholders

Annual Report   |   September 30, 2021
Vanguard PRIMECAP Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9
Trustees Approve Advisory Arrangement	25
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard PRIMECAP Fund returned 29.83% for Admiral Shares and 29.74% for Investor Shares for the 12 months ended September 30, 2021. Its benchmark, the Standard & Poor’s 500 Index, returned 30.00%.
•	The global economy rebounded faster than many had expected after the pandemic-induced contraction in the spring of 2020. Countries that have been more successful in containing the virus have generally fared better economically. Swift and extensive fiscal and monetary support from policymakers has also been key to the rebound. Stock returns were excellent for the year under review, reflecting the recovery following the sharp downturn at the start of the pandemic.
•	Value stocks outperformed their growth counterparts, and small-capitalization stocks outdistanced mid- and large-caps for the fiscal year.
•	In the bond markets, yields moved higher across much of the developed world amid concerns about inflation and the prospect of central banks scaling back their bond-buying programs or raising interest rates.
•	The fund’s holdings in the information technology sector contributed most to relative performance for the 12 months. Health care stocks detracted most.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	30.96%	16.43%	17.11%
Russell 2000 Index (Small-caps)	47.68	10.54	13.45
Russell 3000 Index (Broad U.S. market)	31.88	16.00	16.85
FTSE All-World ex US Index (International)	24.73	8.49	9.28
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.90%	5.36%	2.94%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.63	5.06	3.26
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.14	1.13
CPI
Consumer Price Index	5.39%	2.81%	2.59%
1

Advisor’s Report
For the 12 months ended September 30, 2021, Vanguard PRIMECAP Fund returned 29.83% for Admiral Shares and 29.74% for Investor Shares, in line with the 30.00% total return of its benchmark, the Standard & Poor’s 500 Index, but ahead of the 26.98% total return of its multi-capitalization growth fund competitors. Relative to the S&P 500 Index, favorable stock selection roughly offset unfavorable sector allocation during the period.
Investment environment
The fiscal year ended September 30, 2021, featured a steady rise in the equity markets alongside an uneven economic recovery. U.S. indexes continued their aggressive upswing—the S&P 500 Index doubled from its March 2020 low to its early September 2021 peak—as last year’s initial bounce, powered primarily by Big Tech and other pandemic beneficiaries, yielded to broader cyclical strength. Oil prices and interest rates rebounded, pushing the energy (+83%) and financial (+59%) sectors sharply higher, while COVID-19 “ground zero” industries such as airlines and cruise lines also outperformed. More defensive sectors, such as consumer staples (+11%) and utilities (+11%), lagged the market but still registered gains.
The improvement in underlying economic activity was less uniform. Following last winter’s alarming scourge, when the country largely retrenched amid several thousand daily COVID-19-related deaths, our springtime reopening signaled a robust economic renewal. More than
150 million Americans achieved “fully vaccinated” status by midyear, and daily deaths plummeted more than 90 percent. The Federal Reserve in June forecasted 7% real GDP growth for 2021, an annual growth rate not seen since 1984.
But the euphoria was short-lived. The highly transmissible Delta variant surfaced, creating yet another wave of infection. Meanwhile, abundant monetary and fiscal stimulus collided with fragile supply chains, inducing worrisome inflation. The recovery’s momentum thus stalled somewhat—the Fed now estimates less than 6% real GDP growth for 2021—and the equity market eventually ceded ground, sliding 5% in September.
Outlook for U.S. equities
Our view on U.S. equities overall remains conflicted. We continue to view them as relatively attractive compared with conventional alternatives. However, we still assess inflation as an underappreciated risk. Treasury yields doubled during the period (the 10-year Treasury yield increased from 0.7% to 1.5%) but remain historically low. The 10-year breakeven inflation rate, a market-based gauge of inflation expectations, finished the period higher than a year ago (2.4%, compared with 1.6%), but a mid-2% reading is hardly a distress signal. The market’s apparent complacency reflects the Fed’s characterization of inflation as a temporary phenomenon.

2

The market has thus managed to maintain its elevated valuation; the S&P 500 Index trades at 19.7 times price/earnings valuation on 2022 estimated earnings. This valuation metric has stabilized of late, not worsened, with index advances largely mirroring upward revisions to estimated earnings. But absolute valuation levels are historically expensive. Coupled with stubbornly high inflation readings, this dynamic necessarily tempers our outlook.
Portfolio update
The portfolio maintained its substantial overweight positions in health care and industrial stocks; these sectors made up 40% of average assets, compared with their 22% combined weighting in the S&P 500 Index. The portfolio was modestly overweighted in information technology (28% of average assets versus 27% for the index) and consumer discretionary (13% versus 12%), and underweighted in financials (7% versus 11%) and communication services (7% versus 11%). The fund maintained limited exposure to all other sectors, including consumer staples, energy, materials, real estate, and utilities.
Sector allocation was unfavorable during the period. The fund’s overweight to health care (+23% index return) and underweight positions in energy (+83%) and financials (+59%) detracted from results.
Strong stock selection provided an offset, particularly in information technology and financials. Within information technology, outperformance from some semiconductor holdings—KLA (+75%), Micron (+53%), and Texas Instruments (+38%)—complemented limited exposure to heavyweight Apple (+23%), which lagged the market after more than doubling last year. Within financials, Charles Schwab (+100%) and Wells Fargo (+100%) soared as beneficiaries of both cyclical strength and higher interest rates.
Selection elsewhere was more mixed. Within health care, Eli Lilly (+59%) was unable to offset multiple biopharmaceutical laggards, most notably Amgen (–15%), Novartis (–4%), and Biogen (flat). And in consumer discretionary, a large position in Tesla (+81%, most of which pre-dated its December inclusion in the S&P 500 Index) and a sizable underweight in Amazon (+1%) only partially offset a dramatic decline in Alibaba (–50%), which suffered under increased Chinese regulatory scrutiny.
As of September 30, 2021, the fund’s top 10 holdings made up 35% of assets.
Advisor perspectives
Health care is our second-largest sector weighting and, by a wide margin, our largest overweight position; the fund’s exposure eclipses the benchmark’s average weighting (13%) by 12 percentage points. This positioning proved detrimental during the period, as the sector was unable to keep pace with the market’s vigorous ascent. But we remain confident in our holdings’ long-term opportunities.
3

When the pandemic unfolded, the U.S. government response was to dig proverbial trenches and, from its foxhole, blindly launch a monetary and fiscal bazooka. This lockdown-heavy reaction surprised us, but perhaps should not have—the same self-preservation instinct underlies the inherent value in better medical outcomes. It also informs our attraction to the biopharmaceutical industry, where innovative drugs and therapies can create immense value. Indeed, in our opinion this common COVID-19 response strategy was destined to fail absent the biopharmaceutical industry (and modern medicine more generally) providing a viable exit path.
We thus hoped the pandemic would highlight the health care sector’s unsung significance—in sharp contrast to its usual position in political and regulatory crosshairs. But even miraculous vaccines and ongoing therapy breakthroughs have been unable to salvage health care’s reputation. The sector is among the least expensive, trading at a quite reasonable 16.4 times 2022 price/earnings at period-end—a nearly 20% discount to the market (19.7 times) and well below its defensive peers, consumer staples (19.4 times) and utilities (18.4 times).
Within this less-favorable context, our own health care portfolio suffered numerous stock-specific setbacks, most notably Biogen’s relapse. One of our largest holdings, Biogen’s stock spiked 38% on June 7, when the FDA granted Aduhelm accelerated approval for the treatment of Alzheimer’s disease. By period-end, Biogen had squandered its gain, a function of the drug’s disastrous launch amid intense market skepticism.
As with Biogen, we continue to own companies, in health care and elsewhere, that are controversial or unloved. These stocks often feature outsized risks (including binary clinical trial outcomes), unusually opaque futures, and well-worn Wall Street opposition. We do not pursue volatility or opacity or hostility per se; rather, we seek mismatches between current share prices and our assessments of long-term value, and we tend to find these dislocations in such fraught environments.
Conclusion
COVID-19’s unwelcome impact has been more devastating and lasting than we first contemplated. And yet the core of our original conviction has been sustained: Normalcy will ultimately return. The contours of society have no doubt forever shifted, but society’s underlying structure and purpose—our collective humanity—endure. As COVID-19 transitions from pandemic to endemic, we believe that collective humanity, briefly obscured by both virus and fiat, will flourish once more. Our portfolio continues to be positioned for this eventuality.
PRIMECAP Management Company
October 15, 2021
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended September 30, 2021
	Beginning Account Value 3/31/2021	Ending Account Value 9/30/2021	Expenses Paid During Period
Based on Actual Fund Return
PRIMECAP Fund
Investor Shares	$1,000.00	$1,032.60	$1.94
Admiral™ Shares	1,000.00	1,033.00	1.58
Based on Hypothetical 5% Yearly Return
PRIMECAP Fund
Investor Shares	$1,000.00	$1,023.16	$1.93
Admiral Shares	1,000.00	1,023.51	1.57
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.38% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
6

PRIMECAP Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2011, Through September 30, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
PRIMECAP Fund Investor Shares	29.74%	17.24%	17.88%	$51,803
S&P 500 Index	30.00	16.90	16.63	46,586
Dow Jones U.S. Total Stock Market Float Adjusted Index	32.13	16.82	16.56	46,280

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
PRIMECAP Fund Admiral Shares	29.83%	17.32%	17.97%	$260,996
S&P 500 Index	30.00	16.90	16.63	232,931
Dow Jones U.S. Total Stock Market Float Adjusted Index	32.13	16.82	16.56	231,402
See Financial Highlights for dividend and capital gains information.
7

PRIMECAP Fund
Fund Allocation
As of September 30, 2021
Communication Services	7.0%
Consumer Discretionary	13.2
Consumer Staples	0.2
Energy	1.4
Financials	8.7
Health Care	25.0
Industrials	14.0
Information Technology	29.3
Materials	1.2
Real Estate	0.0
The table reflects the fund’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
8

PRIMECAP Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.7%)
Communication Services (6.9%)
*	Alphabet Inc. Class A	715,637	1,913,270
*	Alphabet Inc. Class C	390,661	1,041,233
*	Baidu Inc. ADR	5,366,078	825,035
*	Walt Disney Co.	2,877,425	486,774
	Activision Blizzard Inc.	3,884,000	300,583
*	Facebook Inc. Class A	531,050	180,233
*	Charter Communications Inc. Class A	202,300	147,185
*	Take-Two Interactive Software Inc.	333,500	51,382
*	Live Nation Entertainment Inc.	550,340	50,152
*	T-Mobile U.S. Inc.	360,800	46,096
	Comcast Corp. Class A	412,369	23,064
*	Altice USA Inc. Class A	1,068,500	22,139
	Nintendo Co. Ltd.	1,750	836
	Electronic Arts Inc.	5,700	811
			5,088,793
Consumer Discretionary (12.9%)
*	Tesla Inc.	2,404,700	1,864,797
[1]	Sony Group Corp. ADR	14,912,157	1,648,986
*	Alibaba Group Holding Ltd. ADR	9,597,317	1,420,883
	Ross Stores Inc.	7,941,200	864,400
*	Amazon.com Inc.	256,480	842,547
	Whirlpool Corp.	3,002,832	612,157
	TJX Cos. Inc.	8,624,500	569,045
*,2	Mattel Inc.	27,518,338	510,740
	Bath & Body Works Inc.	3,562,414	224,539
*	Royal Caribbean Cruises Ltd.	1,806,947	160,728
*	Carnival Corp.	6,154,065	153,913
	eBay Inc.	1,320,000	91,964
*	Marriott International Inc. Class A	556,710	82,443
*	Burlington Stores Inc.	248,000	70,325
*	Victoria's Secret & Co.	1,187,471	65,620
*	Dollar Tree Inc.	637,000	60,974
*	Hilton Worldwide Holdings Inc.	423,766	55,984
	Restaurant Brands International Inc.	808,900	49,497
	McDonald's Corp.	191,800	46,245
	Lowe's Cos. Inc.	220,000	44,629
*	Las Vegas Sands Corp.	712,300	26,070
	MGM Resorts International	553,400	23,879
		Shares	Market Value• ($000)
*	Ulta Beauty Inc.	21,000	7,579
*	O'Reilly Automotive Inc.	11,000	6,722
*	AutoZone Inc.	2,750	4,669
			9,509,335
Consumer Staples (0.2%)
	Sysco Corp.	1,371,300	107,647
	Altria Group Inc.	621,700	28,300
	Mowi ASA	418,000	10,606
	Constellation Brands Inc. Class A	25,700	5,415
	Philip Morris International Inc.	43,300	4,104
			156,072
Energy (1.4%)
	Hess Corp.	6,033,900	471,308
	Pioneer Natural Resources Co.	2,092,700	348,455
	EOG Resources Inc.	1,781,200	142,977
*,1	Transocean Ltd.	11,863,773	44,964
	Schlumberger NV	75,200	2,229
			1,009,933
Financials (8.5%)
	Wells Fargo & Co.	29,880,027	1,386,732
	Charles Schwab Corp.	16,835,216	1,226,277
	JPMorgan Chase & Co.	7,309,275	1,196,455
	Bank of America Corp.	21,111,032	896,163
	Marsh & McLennan Cos. Inc.	4,844,515	733,605
	U.S. Bancorp	3,592,300	213,526
	Raymond James Financial Inc.	2,257,965	208,365
	Citigroup Inc.	2,047,300	143,680
	Progressive Corp.	924,000	83,520
	CME Group Inc.	375,168	72,550
	Morgan Stanley	625,000	60,819
	Goldman Sachs Group Inc.	152,000	57,461
	Discover Financial Services	182,525	22,423
			6,301,576
Health Care (24.4%)
	Eli Lilly & Co.	18,347,208	4,239,122
*,2	Biogen Inc.	9,169,553	2,594,892
	Amgen Inc.	9,506,255	2,021,505
	AstraZeneca plc ADR	26,685,968	1,602,759
	Thermo Fisher Scientific Inc.	2,485,129	1,419,829
*	Boston Scientific Corp.	28,110,044	1,219,695
9

PRIMECAP Fund
		Shares	Market Value• ($000)
	Novartis AG ADR	11,382,725	930,879
	Roche Holding AG	1,761,013	642,717
	Bristol-Myers Squibb Co.	8,796,513	520,490
*	BioMarin Pharmaceutical Inc.	6,200,439	479,232
*	Elanco Animal Health Inc. (XNYS)	13,943,419	444,656
*	BeiGene Ltd. ADR	1,143,340	415,032
	Abbott Laboratories	3,023,095	357,118
	Zimmer Biomet Holdings Inc.	1,865,030	272,966
	CVS Health Corp.	2,410,000	204,513
	Agilent Technologies Inc.	822,516	129,571
*	IQVIA Holdings Inc.	442,224	105,930
	Stryker Corp.	389,200	102,640
	Medtronic plc	735,000	92,132
*	Edwards Lifesciences Corp.	492,100	55,711
[3]	Siemens Healthineers AG	851,517	55,226
	Sanofi ADR	969,000	46,715
	Alcon Inc.	433,987	34,923
	GlaxoSmithKline plc ADR	548,000	20,939
	Danaher Corp.	54,452	16,577
*	Waters Corp.	27,030	9,658
	Humana Inc.	19,776	7,696
	UnitedHealth Group Inc.	5,735	2,241
			18,045,364
Industrials (13.7%)
	FedEx Corp.	8,988,058	1,970,991
*	Southwest Airlines Co.	27,252,878	1,401,615
	Siemens AG (Registered)	8,547,564	1,397,963
*	Airbus SE	4,844,239	642,229
*	United Airlines Holdings Inc.	13,081,203	622,273
	Union Pacific Corp.	2,606,600	510,920
	Caterpillar Inc.	2,616,968	502,379
*	American Airlines Group Inc.	21,210,513	435,240
*	Delta Air Lines Inc.	9,483,900	404,109
	United Parcel Service Inc. Class B	1,952,970	355,636
	Textron Inc.	3,708,000	258,855
*	Alaska Air Group Inc.	4,246,500	248,845
*	TransDigm Group Inc.	343,916	214,800
	Carrier Global Corp.	3,261,300	168,805
	Deere & Co.	400,000	134,028
*	Lyft Inc. Class A	2,149,970	115,217
	Otis Worldwide Corp.	1,334,100	109,770
	General Dynamics Corp.	549,330	107,685
	AMETEK Inc.	864,750	107,238
	CSX Corp.	3,417,000	101,621
	Raytheon Technologies Corp.	720,000	61,891
	Rockwell Automation Inc.	177,000	52,045
	Honeywell International Inc.	240,000	50,947
	L3Harris Technologies Inc.	227,800	50,171
	Pentair plc	586,000	42,561
	nVent Electric plc	887,900	28,706
*	Ryanair Holdings plc ADR	250,000	27,515
		Shares	Market Value• ($000)
*	Uber Technologies Inc.	27,450	1,230
			10,125,285
Information Technology (28.6%)
	Microsoft Corp.	11,421,468	3,219,940
*	Adobe Inc.	4,996,957	2,876,848
	Texas Instruments Inc.	12,703,192	2,441,681
	Micron Technology Inc.	25,959,974	1,842,639
	KLA Corp.	4,477,240	1,497,682
	Intel Corp.	21,885,787	1,166,075
	NetApp Inc.	9,363,871	840,501
	Intuit Inc.	1,452,700	783,746
[1]	Telefonaktiebolaget LM Ericsson ADR	62,505,426	700,061
	NVIDIA Corp.	2,877,560	596,115
	Oracle Corp.	6,639,900	578,534
	QUALCOMM Inc.	4,273,586	551,207
	Analog Devices Inc.	2,755,160	461,434
	Visa Inc. Class A	1,931,100	430,153
	Hewlett Packard Enterprise Co.	30,173,716	429,975
	HP Inc.	15,172,426	415,118
*	PayPal Holdings Inc.	1,233,470	320,961
	Cisco Systems Inc.	5,158,679	280,787
	Apple Inc.	1,850,000	261,775
	Entegris Inc.	2,021,822	254,547
*	Splunk Inc.	1,387,501	200,785
	Applied Materials Inc.	1,452,300	186,955
	Corning Inc.	4,253,500	155,210
*	Autodesk Inc.	464,200	132,376
*,1	BlackBerry Ltd.	9,975,500	97,062
*,2	Plantronics Inc.	3,645,100	93,716
	Mastercard Inc. Class A	211,600	73,569
	Fidelity National Information Services Inc.	550,000	66,924
*	Palo Alto Networks Inc.	112,700	53,983
*	Western Digital Corp.	695,000	39,226
*	Keysight Technologies Inc.	233,000	38,280
*	RingCentral Inc. Class A	133,950	29,134
*	Dell Technologies Class C	276,000	28,715
*	salesforce.com Inc.	100,400	27,230
	Infineon Technologies AG ADR	75,000	3,085
*	Okta Inc.	3,500	831
*	Arista Networks Inc.	1,000	344
			21,177,204
Materials (1.1%)
	Albemarle Corp.	1,220,235	267,195
	Glencore plc	31,604,371	148,670
	DuPont de Nemours Inc.	1,384,056	94,102
	Dow Inc.	1,610,217	92,684
	Freeport-McMoRan Inc.	2,764,900	89,942
	Linde plc	277,200	81,325
	Corteva Inc.	1,331,916	56,047
			829,965
Real Estate (0.0%)
	Alexandria Real Estate Equities Inc.	25,000	4,777
Total Common Stocks (Cost $25,325,190)			72,248,304

10

PRIMECAP Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (2.4%)
Money Market Fund (2.4%)
[4,5]	Vanguard Market Liquidity Fund, 0.068% (Cost $1,726,129)	17,262,566	1,726,256
Total Investments (100.1%) (Cost $27,051,319)			73,974,560
Other Assets and Liabilities—Net (-0.1%)			(37,233)
Net Assets (100%)			73,937,327
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $92,262,000.
2	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the aggregate value was $55,226,000, representing 0.1% of net assets.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $95,542,000 was received for securities on loan, of which $95,066,000 is held in Vanguard Market Liquidity Fund and $476,000 is held in cash.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.
11

PRIMECAP Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $24,528,161)	69,048,956
Affiliated Issuers (Cost $2,523,158)	4,925,604
Total Investments in Securities	73,974,560
Investment in Vanguard	2,575
Cash	476
Foreign Currency, at Value (Cost $0)	51
Receivables for Investment Securities Sold	126,854
Receivables for Accrued Income	85,163
Receivables for Capital Shares Issued	13,554
Total Assets	74,203,233
Liabilities
Due to Custodian	94,684
Payables for Investment Securities Purchased	12,777
Collateral for Securities on Loan	95,542
Payables to Investment Advisor	34,169
Payables for Capital Shares Redeemed	24,494
Payables to Vanguard	4,240
Total Liabilities	265,906
Net Assets	73,937,327
At September 30, 2021, net assets consisted of:

Paid-in Capital	20,623,435
Total Distributable Earnings (Loss)	53,313,892
Net Assets	73,937,327

Investor Shares—Net Assets
Applicable to 34,841,714 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,878,428
Net Asset Value Per Share—Investor Shares	$168.72

Admiral Shares—Net Assets
Applicable to 389,093,797 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	68,058,899
Net Asset Value Per Share—Admiral Shares	$174.92

See accompanying Notes, which are an integral part of the Financial Statements.
12

PRIMECAP Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	765,261
Dividends—Affiliated Issuers	39,777
Interest—Affiliated Issuers	1,041
Securities Lending—Net	1,597
Total Income	807,676
Expenses
Investment Advisory Fees—Note B	130,617
The Vanguard Group—Note C
Management and Administrative—Investor Shares	12,121
Management and Administrative—Admiral Shares	82,108
Marketing and Distribution—Investor Shares	371
Marketing and Distribution—Admiral Shares	1,625
Custodian Fees	3,034
Auditing Fees	32
Shareholders’ Reports—Investor Shares	40
Shareholders’ Reports—Admiral Shares	135
Trustees’ Fees and Expenses	52
Total Expenses	230,135
Net Investment Income	577,541
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	6,822,136
Investment Securities Sold—Affiliated Issuers	440,815
Foreign Currencies	(159)
Realized Net Gain (Loss)	7,262,792
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	9,463,440
Investment Securities—Affiliated Issuers	928,633
Foreign Currencies	(263)
Change in Unrealized Appreciation (Depreciation)	10,391,810
Net Increase (Decrease) in Net Assets Resulting from Operations	18,232,143
1	Dividends are net of foreign withholding taxes of $20,434,000.

See accompanying Notes, which are an integral part of the Financial Statements.
13

PRIMECAP Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	577,541	875,564
Realized Net Gain (Loss)	7,262,792	5,074,768
Change in Unrealized Appreciation (Depreciation)	10,391,810	2,803,462
Net Increase (Decrease) in Net Assets Resulting from Operations	18,232,143	8,753,794
Distributions
Investor Shares	(551,613)	(444,045)
Admiral Shares	(5,760,196)	(4,239,627)
Total Distributions	(6,311,809)	(4,683,672)
Capital Share Transactions
Investor Shares	(897,885)	(803,660)
Admiral Shares	(1,408,182)	(2,214,671)
Net Increase (Decrease) from Capital Share Transactions	(2,306,067)	(3,018,331)
Total Increase (Decrease)	9,614,267	1,051,791
Net Assets
Beginning of Period	64,323,060	63,271,269
End of Period	73,937,327	64,323,060

See accompanying Notes, which are an integral part of the Financial Statements.
14

PRIMECAP Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$142.86	$133.12	$147.61	$126.84	$107.60
Investment Operations
Net Investment Income[1]	1.183	1.745	1.715	1.474	1.398
Net Realized and Unrealized Gain (Loss) on Investments	39.134	17.947	(6.495)	26.529	23.145
Total from Investment Operations	40.317	19.692	(4.780)	28.003	24.543
Distributions
Dividends from Net Investment Income	(1.542)	(1.690)	(1.470)	(1.400)	(1.356)
Distributions from Realized Capital Gains	(12.915)	(8.262)	(8.240)	(5.833)	(3.947)
Total Distributions	(14.457)	(9.952)	(9.710)	(7.233)	(5.303)
Net Asset Value, End of Period	$168.72	$142.86	$133.12	$147.61	$126.84
Total Return[2]	29.74%	15.05%	-2.41%	22.86%	23.75%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,878	$5,697	$6,095	$7,126	$7,699
Ratio of Total Expenses to Average Net Assets	0.38%	0.38%	0.38%	0.38%	0.39%
Ratio of Net Investment Income to Average Net Assets	0.73%	1.31%	1.32%	1.08%	1.22%
Portfolio Turnover Rate	5%	6%	5%	8%	8%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.
15

PRIMECAP Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$148.12	$138.02	$153.09	$131.45	$111.52
Investment Operations
Net Investment Income[1]	1.345	1.920	1.880	1.622	1.528
Net Realized and Unrealized Gain (Loss) on Investments	40.564	18.600	(6.756)	27.508	23.981
Total from Investment Operations	41.909	20.520	(4.876)	29.130	25.509
Distributions
Dividends from Net Investment Income	(1.716)	(1.853)	(1.647)	(1.444)	(1.491)
Distributions from Realized Capital Gains	(13.393)	(8.567)	(8.547)	(6.046)	(4.088)
Total Distributions	(15.109)	(10.420)	(10.194)	(7.490)	(5.579)
Net Asset Value, End of Period	$174.92	$148.12	$138.02	$153.09	$131.45
Total Return[2]	29.83%	15.13%	-2.34%	22.95%	23.83%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$68,059	$58,626	$57,177	$62,361	$50,615
Ratio of Total Expenses to Average Net Assets	0.31%	0.31%	0.31%	0.31%	0.32%
Ratio of Net Investment Income to Average Net Assets	0.80%	1.39%	1.39%	1.15%	1.29%
Portfolio Turnover Rate	5%	6%	5%	8%	8%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.
16

PRIMECAP Fund
Notes to Financial Statements
Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
17

PRIMECAP Fund
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
18

PRIMECAP Fund
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2021, the investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2021, the fund had contributed to Vanguard capital in the amount of $2,575,000, representing less than 0.01% of the fund’s net assets and 1.03% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
19

PRIMECAP Fund
The following table summarizes the market value of the fund’s investments as of September 30, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	69,305,093	2,943,211	—	72,248,304
Temporary Cash Investments	1,726,256	—	—	1,726,256
Total	71,031,349	2,943,211	—	73,974,560
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	362,813
Total Distributable Earnings (Loss)	(362,813)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	693,161
Undistributed Long-Term Gains	5,698,772
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	46,921,959
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	722,975	925,147
Long-Term Capital Gains	5,588,834	3,758,525
Total	6,311,809	4,683,672
*	Includes short-term capital gains, if any.
20

PRIMECAP Fund
As of September 30, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	27,053,643
Gross Unrealized Appreciation	48,536,889
Gross Unrealized Depreciation	(1,615,972)
Net Unrealized Appreciation (Depreciation)	46,920,917
F.	During the year ended September 30, 2021, the fund purchased $3,535,472,000 of investment securities and sold $12,169,053,000 of investment securities, other than temporary cash investments.
G.	Capital share transactions for each class of shares were:

	Year Ended September 30,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	348,874	2,168	547,781	4,262
Issued in Lieu of Cash Distributions	536,328	3,657	432,110	3,129
Redeemed	(1,783,087)	(10,861)	(1,783,551)	(13,296)
Net Increase (Decrease)—Investor Shares	(897,885)	(5,036)	(803,660)	(5,905)
Admiral Shares
Issued	3,667,358	21,693	2,426,834	17,481
Issued in Lieu of Cash Distributions	5,395,981	35,507	3,984,207	27,842
Redeemed	(10,471,521)	(63,912)	(8,625,712)	(63,781)
Net Increase (Decrease)—Admiral Shares	(1,408,182)	(6,712)	(2,214,671)	(18,458)
21

PRIMECAP Fund
H.	Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Biogen Inc.	2,586,564	77,760	79,078	15,802	(6,156)	—	—	2,594,892
Mattel Inc.	314,153	12,815	3,025	(111)	186,908	—	—	510,740
NetApp Inc.	554,573	—	249,140	124,930	410,138	22,401	—	NA1
Plantronics Inc.	43,480	—	342	(810)	51,388	—	—	93,716
Southwest Airlines Co.	1,283,631	—	383,072	255,800	245,256	—	—	NA1
Vanguard Market Liquidity Fund	1,421,884	NA2	NA2	65	(273)	1,041	—	1,726,256
Whirlpool Corp.	727,169	1,888	203,411	45,139	41,372	17,376	—	NA1
Total	6,931,454			440,815	928,633	40,818	—	4,925,604
1	Not applicable—at September 30, 2021, the security was still held, but the issuer was no longer an affiliated company of the fund.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
I.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard PRIMECAP Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard PRIMECAP Fund (one of the funds constituting Vanguard Chester Funds, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 19, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
23

Special 2021 tax information (unaudited) for Vanguard PRIMECAP Fund
This information for the fiscal year ended September 30, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $5,921,941,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $722,975,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 71.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
24

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard PRIMECAP Fund has renewed the fund’s investment advisory arrangement with PRIMECAP Management Company (PRIMECAP). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and material that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that PRIMECAP, founded in 1983, is recognized for its long-term approach to growth equity investing. Five experienced portfolio managers are responsible for separate subportfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential that the market has yet to appreciate. The multi-counselor approach employed by PRIMECAP is designed to emphasize individual decision-making and enable the portfolio managers to invest in their highest-conviction ideas. The advisor’s fundamental research focuses on developing opinions independent from Wall Street’s consensus and maintaining a long-term horizon. PRIMECAP has managed the fund since its inception in 1984.
The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
25

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average.
The board did not consider the profitability of PRIMECAP in determining whether to approve the advisory fee, because PRIMECAP is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
26

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q590 112021

Annual Report  |  September 30, 2021
Vanguard Target Retirement Funds
Vanguard Target Retirement Income Fund
Vanguard Target Retirement 2015 Fund
Vanguard Target Retirement 2020 Fund
Vanguard Target Retirement 2025 Fund
Vanguard Target Retirement 2030 Fund
Vanguard Target Retirement 2035 Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2021, returns for the six Vanguard Target Retirement Funds covered in this report ranged from 8.48% for the Target Retirement Income Fund to 20.60% for the Target Retirement 2035 Fund. (The funds with target dates of 2040 through 2065 are covered in a separate report).
•	The global economy rebounded faster than many had expected after the sharp pandemic-induced contraction in the spring of 2020. Stock returns were strong and bond yields moved broadly higher.
•	Vanguard Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target dates. The funds invest all of their assets in Vanguard index funds that seek to match the performance of broad stock and bond market indexes.
•	For the 10 years ended September 30, the funds’ average annual returns ranged from 6.08% for the Target Retirement Income Fund to 11.54% for the Target Retirement 2035 Fund.
•	In late September, Vanguard announced plans to merge each of the Vanguard Institutional Target Retirement Funds into its corresponding Target Retirement Fund. The mergers are scheduled to be completed in February 2022.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	30.96%	16.43%	17.11%
Russell 2000 Index (Small-caps)	47.68	10.54	13.45
Russell 3000 Index (Broad U.S. market)	31.88	16.00	16.85
FTSE All-World ex US Index (International)	24.73	8.49	9.28
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.90%	5.36%	2.94%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.63	5.06	3.26
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.14	1.13
CPI
Consumer Price Index	5.39%	2.81%	2.59%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended September 30, 2021
	Beginning Account Value 3/31/2021	Ending Account Value 9/30/2021	Expenses Paid During Period
Based on Actual Fund Return
Target Retirement Income Fund	$1,000.00	$1,030.90	$0.61
Target Retirement 2015 Fund	$1,000.00	$1,032.30	$0.61
Target Retirement 2020 Fund	$1,000.00	$1,037.70	$0.66
Target Retirement 2025 Fund	$1,000.00	$1,041.00	$0.67
Target Retirement 2030 Fund	$1,000.00	$1,044.30	$0.67
Target Retirement 2035 Fund	$1,000.00	$1,047.30	$0.72
Based on Hypothetical 5% Yearly Return
Target Retirement Income Fund	$1,000.00	$1,024.47	$0.61
Target Retirement 2015 Fund	$1,000.00	$1,024.47	$0.61
Target Retirement 2020 Fund	$1,000.00	$1,024.42	$0.66
Target Retirement 2025 Fund	$1,000.00	$1,024.42	$0.66
Target Retirement 2030 Fund	$1,000.00	$1,024.42	$0.66
Target Retirement 2035 Fund	$1,000.00	$1,024.37	$0.71
The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The underlying funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.12%, 0.12%, 0.13%, 0.13%, 0.13%, and 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
3

Target Retirement Income Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2011, Through September 30, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement Income Fund	8.48%	6.22%	6.08%	$18,042
Target Income Composite Index	8.71	6.49	6.30	18,416
Bloomberg U.S. Aggregate Bond Index	-0.90	2.94	3.01	13,455
Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index, as well as the Bloomberg U.S. Treasury Inflation-Protected Securities Index through June 2, 2013, and the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.
4

Target Retirement Income Fund
Underlying Vanguard Funds
As of September 30, 2021
Vanguard Total Bond Market II Index Fund Investor Shares	37.4%
Vanguard Total Stock Market Index Fund Investor Shares	17.3
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	17.1
Vanguard Total International Bond Index Fund Investor Shares	16.1
Vanguard Total International Stock Index Fund Investor Shares	11.9
Vanguard Total International Bond II Index Fund Investor Shares	0.2
The table reflects the fund’s investments, except for short-term investments and derivatives.
5

Target Retirement Income Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.7%)
U.S. Stock Fund (17.1%)
	Vanguard Total Stock Market Index Fund Investor Shares	25,775,268	2,785,275
International Stock Fund (11.8%)
	Vanguard Total International Stock Index Fund Investor Shares	94,300,603	1,917,131
U.S. Bond Funds (53.8%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	541,978,110	6,026,797
	Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	106,360,940	2,754,748
			8,781,545
International Bond Funds (16.0%)
	Vanguard Total International Bond Index Fund Investor Shares	227,546,447	2,591,754
[1]	Vanguard Total International Bond II Index Fund Investor Shares	2,631,079	26,337
			2,618,091
Total Investment Companies (Cost $12,429,893)			16,102,042
Temporary Cash Investments (1.2%)
Money Market Fund (1.2%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $199,805)	1,998,148	199,815
Total Investments (99.9%) (Cost $12,629,698)			16,301,857
Other Assets and Liabilities—Net (0.1%)			19,748
Net Assets (100%)			16,321,605
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
6

Target Retirement Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	890	117,132	(1,423)
E-mini S&P 500 Index	December 2021	448	96,270	(3,250)
				(4,673)

See accompanying Notes, which are an integral part of the Financial Statements.
7

Target Retirement Income Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $12,629,698)	16,301,857
Cash Collateral Pledged—Futures Contracts	6,347
Receivables for Investment Securities Sold	47,762
Receivables for Accrued Income	55,488
Receivables for Capital Shares Issued	6,748
Total Assets	16,418,202
Liabilities
Payables for Investment Securities Purchased	55,489
Payables for Capital Shares Redeemed	40,059
Variation Margin Payable—Futures Contracts	1,049
Total Liabilities	96,597
Net Assets	16,321,605
At September 30, 2021, net assets consisted of:

Paid-in Capital	11,757,877
Total Distributable Earnings (Loss)	4,563,728
Net Assets	16,321,605

Net Assets
Applicable to 1,070,984,672 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	16,321,605
Net Asset Value Per Share	$15.24
See accompanying Notes, which are an integral part of the Financial Statements.
8

Target Retirement Income Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	322,402
Net Investment Income—Note B	322,402
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	64,959
Affiliated Funds Sold	952,215
Futures Contracts	23,248
Realized Net Gain (Loss)	1,040,422
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	94,066
Futures Contracts	(7,083)
Change in Unrealized Appreciation (Depreciation)	86,983
Net Increase (Decrease) in Net Assets Resulting from Operations	1,449,807
See accompanying Notes, which are an integral part of the Financial Statements.
9

Target Retirement Income Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	322,402	371,700
Realized Net Gain (Loss)	1,040,422	297,540
Change in Unrealized Appreciation (Depreciation)	86,983	506,784
Net Increase (Decrease) in Net Assets Resulting from Operations	1,449,807	1,176,024
Distributions
Total Distributions	(609,990)	(378,668)
Capital Share Transactions
Issued	3,092,305	3,038,878
Issued in Lieu of Cash Distributions	575,385	359,137
Redeemed	(5,761,722)	(3,603,059)
Net Increase (Decrease) from Capital Share Transactions	(2,094,032)	(205,044)
Total Increase (Decrease)	(1,254,215)	592,312
Net Assets
Beginning of Period	17,575,820	16,983,508
End of Period	16,321,605	17,575,820
See accompanying Notes, which are an integral part of the Financial Statements.
10

Target Retirement Income Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.54	$13.85	$13.52	$13.46	$13.08
Investment Operations
Net Investment Income[1]	.278	.308	.341	.334	.250
Capital Gain Distributions Received[1]	.056	—	—	.001	.004
Net Realized and Unrealized Gain (Loss) on Investments	.887	.696	.533	.107	.422
Total from Investment Operations	1.221	1.004	.874	.442	.676
Distributions
Dividends from Net Investment Income	(.256)	(.297)	(.352)	(.327)	(.254)
Distributions from Realized Capital Gains	(.265)	(.017)	(.192)	(.055)	(.042)
Total Distributions	(.521)	(.314)	(.544)	(.382)	(.296)
Net Asset Value, End of Period	$15.24	$14.54	$13.85	$13.52	$13.46
Total Return[2]	8.48%	7.35%	6.75%	3.31%	5.26%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,322	$17,576	$16,984	$16,613	$16,645
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.12%	0.12%	0.12%	0.12%	0.13%
Ratio of Net Investment Income to Average Net Assets	1.84%	2.19%	2.54%	2.47%	1.90%
Portfolio Turnover Rate	6%	17%	10%	6%	8%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
See accompanying Notes, which are an integral part of the Financial Statements.
11

Target Retirement Income Fund
Notes to Financial Statements
Vanguard Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
In September 2021, the board of trustees approved a plan of reorganization whereby the Vanguard Institutional Target Retirement Income Fund will merge into the fund. The merger is scheduled to be completed in February 2022.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
12

Target Retirement Income Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2021, were borne by the underlying Vanguard funds in which the
13

Target Retirement Income Fund
fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	140,955
Total Distributable Earnings (Loss)	(140,955)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	50,993
Undistributed Long-Term Gains	840,576
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	3,672,159
14

Target Retirement Income Fund
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	335,548	378,668
Long-Term Capital Gains	274,442	—
Total	609,990	378,668
*	Includes short-term capital gains, if any.
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	12,629,698
Gross Unrealized Appreciation	3,678,803
Gross Unrealized Depreciation	(6,644)
Net Unrealized Appreciation (Depreciation)	3,672,159
E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	204,713	216,355
Issued in Lieu of Cash Distributions	38,362	25,681
Redeemed	(380,863)	(259,849)
Net Increase (Decrease) in Shares Outstanding	(137,788)	(17,813)
15

Target Retirement Income Fund
F.Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	224,508	NA1	NA1	—	—	134	—	199,815
Vanguard Short-Term Inflation-Protected Securities Index Fund	2,953,727	161,855	420,732	11,064	48,834	94,623	—	2,754,748
Vanguard Total Bond Market II Index Fund	6,486,928	468,786	682,193	(21,689)	(225,035)	114,756	60,607	6,026,797
Vanguard Total International Bond Index Fund	2,736,237	157,773	243,343	(4,316)	(54,597)	22,771	4,352	2,591,754
Vanguard Total International Bond II Index Fund	—	26,493	—	—	(156)	31	—	26,337
Vanguard Total International Stock Index Fund	2,107,062	59,465	690,059	145,326	295,337	52,234	—	1,917,131
Vanguard Total Stock Market Index Fund	3,053,704	142,419	1,262,361	821,830	29,683	37,853	—	2,785,275
Total	17,562,166	1,016,791	3,298,688	952,215	94,066	322,402	64,959	16,301,857
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
16

Target Retirement 2015 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2011, Through September 30, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2015 Fund	9.49%	7.13%	7.87%	$21,328
Target 2015 Composite Index	9.78	7.43	8.10	21,783
MSCI US Broad Market Index	32.45	16.95	16.69	46,791
Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index, as well as the Bloomberg U.S. Treasury Inflation-Protected Securities Index through June 2, 2013, and the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.
17

Target Retirement 2015 Fund
Underlying Vanguard Funds
As of September 30, 2021
Vanguard Total Bond Market II Index Fund Investor Shares	36.5%
Vanguard Total Stock Market Index Fund Investor Shares	18.7
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	16.2
Vanguard Total International Bond Index Fund Investor Shares	15.7
Vanguard Total International Stock Index Fund Investor Shares	12.8
Vanguard Total International Bond II Index Fund Investor Shares	0.1
The table reflects the fund’s investments, except for short-term investments and derivatives.
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Target Retirement 2015 Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.6%)
U.S. Stock Fund (18.4%)
	Vanguard Total Stock Market Index Fund Investor Shares	22,115,939	2,389,848
International Stock Fund (12.6%)
	Vanguard Total International Stock Index Fund Investor Shares	80,489,381	1,636,349
U.S. Bond Funds (52.0%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	419,905,785	4,669,352
	Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	79,798,565	2,066,783
			6,736,135
International Bond Funds (15.6%)
	Vanguard Total International Bond Index Fund Investor Shares	176,067,208	2,005,406
[1]	Vanguard Total International Bond II Index Fund Investor Shares	2,003,206	20,052
			2,025,458
Total Investment Companies (Cost $9,521,738)			12,787,790
Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $161,511)	1,615,162	161,516
Total Investments (99.9%) (Cost $9,683,249)			12,949,306
Other Assets and Liabilities—Net (0.1%)			17,817
Net Assets (100%)			12,967,123
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
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Target Retirement 2015 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	723	95,154	(1,093)
E-mini S&P 500 Index	December 2021	336	72,202	(2,467)
				(3,560)

See accompanying Notes, which are an integral part of the Financial Statements.
20

Target Retirement 2015 Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $9,683,249)	12,949,306
Cash Collateral Pledged—Futures Contracts	4,843
Receivables for Investment Securities Sold	41,283
Receivables for Accrued Income	41,816
Receivables for Capital Shares Issued	3,054
Total Assets	13,040,302
Liabilities
Payables for Investment Securities Purchased	41,817
Payables for Capital Shares Redeemed	30,583
Variation Margin Payable—Futures Contracts	779
Total Liabilities	73,179
Net Assets	12,967,123
At September 30, 2021, net assets consisted of:

Paid-in Capital	8,373,922
Total Distributable Earnings (Loss)	4,593,201
Net Assets	12,967,123

Net Assets
Applicable to 795,878,750 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	12,967,123
Net Asset Value Per Share	$16.29
See accompanying Notes, which are an integral part of the Financial Statements.
21

Target Retirement 2015 Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	264,629
Net Investment Income—Note B	264,629
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	52,798
Affiliated Funds Sold	1,335,054
Futures Contracts	21,918
Realized Net Gain (Loss)	1,409,770
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	(283,889)
Futures Contracts	(6,645)
Change in Unrealized Appreciation (Depreciation)	(290,534)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,383,865
See accompanying Notes, which are an integral part of the Financial Statements.
22

Target Retirement 2015 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	264,629	334,603
Realized Net Gain (Loss)	1,409,770	764,914
Change in Unrealized Appreciation (Depreciation)	(290,534)	(7,626)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,383,865	1,091,891
Distributions
Total Distributions	(953,910)	(734,000)
Capital Share Transactions
Issued	1,534,767	2,038,962
Issued in Lieu of Cash Distributions	924,637	713,503
Redeemed	(5,154,858)	(3,525,024)
Net Increase (Decrease) from Capital Share Transactions	(2,695,454)	(772,559)
Total Increase (Decrease)	(2,265,499)	(414,668)
Net Assets
Beginning of Period	15,232,622	15,647,290
End of Period	12,967,123	15,232,622
See accompanying Notes, which are an integral part of the Financial Statements.
23

Target Retirement 2015 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.84	$15.42	$15.60	$15.75	$15.19
Investment Operations
Net Investment Income[1]	.293	.336	.376	.371	.305
Capital Gain Distributions Received[1]	.058	—	—	.001	.005
Net Realized and Unrealized Gain (Loss) on Investments	1.114	.818	.455	.328	.846
Total from Investment Operations	1.465	1.154	.831	.700	1.156
Distributions
Dividends from Net Investment Income	(.250)	(.379)	(.372)	(.318)	(.289)
Distributions from Realized Capital Gains	(.765)	(.355)	(.639)	(.532)	(.307)
Total Distributions	(1.015)	(.734)	(1.011)	(.850)	(.596)
Net Asset Value, End of Period	$16.29	$15.84	$15.42	$15.60	$15.75
Total Return[2]	9.49%	7.68%	6.08%	4.54%	7.95%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,967	$15,233	$15,647	$16,410	$17,250
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.12%	0.12%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	1.81%	2.20%	2.52%	2.39%	2.02%
Portfolio Turnover Rate	4%	18%	10%	7%	7%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
See accompanying Notes, which are an integral part of the Financial Statements.
24

Target Retirement 2015 Fund
Notes to Financial Statements
Vanguard Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
In September 2021, the board of trustees approved a plan of reorganization whereby the Vanguard Institutional Target Retirement 2015 Fund will merge into the fund. The merger is scheduled to be completed in February 2022.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
25

Target Retirement 2015 Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2021, were borne by the underlying Vanguard funds in which the
26

Target Retirement 2015 Fund
fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	205,474
Total Distributable Earnings (Loss)	(205,474)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the recongition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	154,586
Undistributed Long-Term Gains	1,172,558
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	3,266,057
27

Target Retirement 2015 Fund
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	252,293	393,797
Long-Term Capital Gains	701,617	340,203
Total	953,910	734,000
*	Includes short-term capital gains, if any.
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	9,683,249
Gross Unrealized Appreciation	3,266,287
Gross Unrealized Depreciation	(230)
Net Unrealized Appreciation (Depreciation)	3,266,057
E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	95,212	134,165
Issued in Lieu of Cash Distributions	58,819	46,910
Redeemed	(320,093)	(233,997)
Net Increase (Decrease) in Shares Outstanding	(166,062)	(52,922)
28

Target Retirement 2015 Fund
F.Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	196,038	NA1	NA1	—	—	123	—	161,516
Vanguard Short-Term Inflation-Protected Securities Index Fund	2,225,199	140,231	344,660	10,448	35,565	71,155	—	2,066,783
Vanguard Total Bond Market II Index Fund	5,339,171	245,434	716,661	(16,020)	(182,572)	91,934	49,186	4,669,352
Vanguard Total International Bond Index Fund	2,288,022	77,201	312,047	4,061	(51,831)	18,317	3,612	2,005,406
Vanguard Total International Bond II Index Fund	—	20,032	—	—	20	32	—	20,052
Vanguard Total International Stock Index Fund	2,117,820	47,946	961,787	222,723	209,647	47,946	—	1,636,349
Vanguard Total Stock Market Index Fund	2,987,622	112,504	1,529,402	1,113,842	(294,718)	35,122	—	2,389,848
Total	15,153,872	643,348	3,864,557	1,335,054	(283,889)	264,629	52,798	12,949,306
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
29

Target Retirement 2020 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2011, Through September 30, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2020 Fund	13.37%	8.60%	9.11%	$23,919
Target 2020 Composite Index	13.65	8.93	9.39	24,532
MSCI US Broad Market Index	32.45	16.95	16.69	46,791
Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.
30

Target Retirement 2020 Fund
Underlying Vanguard Funds
As of September 30, 2021
Vanguard Total Bond Market II Index Fund Investor Shares	30.8%
Vanguard Total Stock Market Index Fund Investor Shares	27.4
Vanguard Total International Stock Index Fund Investor Shares	18.7
Vanguard Total International Bond Index Fund Investor Shares	13.2
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	9.7
Vanguard Total International Bond II Index Fund Investor Shares	0.2
The table reflects the fund’s investments, except for short-term investments and derivatives.
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Target Retirement 2020 Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.7%)
U.S. Stock Fund (27.0%)
	Vanguard Total Stock Market Index Fund Investor Shares	63,437,907	6,855,100
International Stock Fund (18.5%)
	Vanguard Total International Stock Index Fund Investor Shares	230,286,363	4,681,722
U.S. Bond Funds (40.0%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	694,476,786	7,722,582
	Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	94,158,919	2,438,716
			10,161,298
International Bond Funds (13.2%)
	Vanguard Total International Bond Index Fund Investor Shares	289,313,148	3,295,277
[1]	Vanguard Total International Bond II Index Fund Investor Shares	5,008,015	50,130
			3,345,407
Total Investment Companies (Cost $17,289,619)			25,043,527
Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $323,662)	3,236,755	323,675
Total Investments (100.0%) (Cost $17,613,281)			25,367,202
Other Assets and Liabilities—Net (0.0%)			5,440
Net Assets (100%)			25,372,642
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
32

Target Retirement 2020 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	1,404	184,780	(2,183)
E-mini S&P 500 Index	December 2021	649	139,462	(4,767)
				(6,950)

See accompanying Notes, which are an integral part of the Financial Statements.
33

Target Retirement 2020 Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $17,613,281)	25,367,202
Cash Collateral Pledged—Futures Contracts	9,410
Receivables for Investment Securities Sold	90,063
Receivables for Accrued Income	53,311
Receivables for Capital Shares Issued	7,716
Total Assets	25,527,702
Liabilities
Payables for Investment Securities Purchased	53,312
Payables for Capital Shares Redeemed	100,254
Variation Margin Payable—Futures Contracts	1,494
Total Liabilities	155,060
Net Assets	25,372,642
At September 30, 2021, net assets consisted of:

Paid-in Capital	14,083,850
Total Distributable Earnings (Loss)	11,288,792
Net Assets	25,372,642

Net Assets
Applicable to 704,066,219 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	25,372,642
Net Asset Value Per Share	$36.04
See accompanying Notes, which are an integral part of the Financial Statements.
34

Target Retirement 2020 Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	525,644
Net Investment Income—Note B	525,644
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	94,741
Affiliated Funds Sold	4,011,997
Futures Contracts	43,042
Realized Net Gain (Loss)	4,149,780
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	(626,523)
Futures Contracts	(12,823)
Change in Unrealized Appreciation (Depreciation)	(639,346)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,036,078
See accompanying Notes, which are an integral part of the Financial Statements.
35

Target Retirement 2020 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	525,644	705,861
Realized Net Gain (Loss)	4,149,780	1,452,786
Change in Unrealized Appreciation (Depreciation)	(639,346)	326,496
Net Increase (Decrease) in Net Assets Resulting from Operations	4,036,078	2,485,143
Distributions
Total Distributions	(1,972,170)	(1,159,070)
Capital Share Transactions
Issued	4,223,125	5,243,714
Issued in Lieu of Cash Distributions	1,914,388	1,131,242
Redeemed	(14,716,058)	(8,603,355)
Net Increase (Decrease) from Capital Share Transactions	(8,578,545)	(2,228,399)
Total Increase (Decrease)	(6,514,637)	(902,326)
Net Assets
Beginning of Period	31,887,279	32,789,605
End of Period	25,372,642	31,887,279
See accompanying Notes, which are an integral part of the Financial Statements.
36

Target Retirement 2020 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$33.79	$32.24	$32.14	$31.19	$29.09
Investment Operations
Net Investment Income[1]	.613	.713	.778	.729	.636
Capital Gain Distributions Received[1]	.110	—	—	.002	.008
Net Realized and Unrealized Gain (Loss) on Investments	3.680	1.987	.736	1.079	2.231
Total from Investment Operations	4.403	2.700	1.514	1.810	2.875
Distributions
Dividends from Net Investment Income	(.554)	(.789)	(.745)	(.631)	(.562)
Distributions from Realized Capital Gains	(1.599)	(.361)	(.669)	(.229)	(.213)
Total Distributions	(2.153)	(1.150)	(1.414)	(.860)	(.775)
Net Asset Value, End of Period	$36.04	$33.79	$32.24	$32.14	$31.19
Total Return[2]	13.37%	8.51%	5.29%	5.87%	10.17%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25,373	$31,887	$32,790	$33,114	$31,263
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	1.73%	2.21%	2.51%	2.30%	2.15%
Portfolio Turnover Rate	5%	19%	13%	10%	9%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
See accompanying Notes, which are an integral part of the Financial Statements.
37

Target Retirement 2020 Fund
Notes to Financial Statements
Vanguard Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
In September 2021, the board of trustees approved a plan of reorganization whereby the Vanguard Institutional Target Retirement 2020 Fund will merge into the fund. The merger is scheduled to be completed in February 2022.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
38

Target Retirement 2020 Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2021, were borne by the underlying Vanguard funds in which the
39

Target Retirement 2020 Fund
fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	764,781
Total Distributable Earnings (Loss)	(764,781)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	290,199
Undistributed Long-Term Gains	3,244,672
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	7,753,921
40

Target Retirement 2020 Fund
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	538,746	817,503
Long-Term Capital Gains	1,433,424	341,567
Total	1,972,170	1,159,070
*	Includes short-term capital gains, if any.
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	17,613,281
Gross Unrealized Appreciation	7,754,578
Gross Unrealized Depreciation	(657)
Net Unrealized Appreciation (Depreciation)	7,753,921
E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	119,777	162,609
Issued in Lieu of Cash Distributions	55,911	34,711
Redeemed	(415,260)	(270,581)
Net Increase (Decrease) in Shares Outstanding	(239,572)	(73,261)
41

Target Retirement 2020 Fund
F.Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	324,637	NA1	NA1	—	—	222	—	323,675
Vanguard Short-Term Inflation-Protected Securities Index Fund	2,653,326	241,566	513,864	12,641	45,047	85,527	—	2,438,716
Vanguard Total Bond Market II Index Fund	9,348,388	709,132	1,980,272	(30,724)	(323,942)	161,638	88,400	7,722,582
Vanguard Total International Bond Index Fund	4,038,842	158,098	818,560	10,145	(93,248)	31,758	6,341	3,295,277
Vanguard Total International Bond II Index Fund	—	50,080	—	—	50	81	—	50,130
Vanguard Total International Stock Index Fund	6,252,622	141,849	3,007,530	636,596	658,185	141,848	—	4,681,722
Vanguard Total Stock Market Index Fund	9,076,832	278,399	4,970,855	3,383,339	(912,615)	104,570	—	6,855,100
Total	31,694,647	1,579,124	11,291,081	4,011,997	(626,523)	525,644	94,741	25,367,202
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
42

Target Retirement 2025 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2011, Through September 30, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2025 Fund	15.93%	9.61%	10.00%	$25,941
Target 2025 Composite Index	16.34	9.99	10.30	26,642
MSCI US Broad Market Index	32.45	16.95	16.69	46,791
Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.
43

Target Retirement 2025 Fund
Underlying Vanguard Funds
As of September 30, 2021
Vanguard Total Stock Market Index Fund Investor Shares	34.2%
Vanguard Total Bond Market II Index Fund Investor Shares	28.7
Vanguard Total International Stock Index Fund Investor Shares	23.2
Vanguard Total International Bond Index Fund Investor Shares	12.1
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	1.4
Vanguard Total International Bond II Index Fund Investor Shares	0.4
The table reflects the fund’s investments, except for short-term investments and derivatives.
44

Target Retirement 2025 Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.7%)
U.S. Stock Fund (33.7%)
	Vanguard Total Stock Market Index Fund Investor Shares	128,803,966	13,918,557
International Stock Fund (22.9%)
	Vanguard Total International Stock Index Fund Investor Shares	464,346,432	9,440,163
U.S. Bond Funds (29.7%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	1,051,273,196	11,690,158
	Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	21,521,642	557,410
			12,247,568
International Bond Funds (12.4%)
	Vanguard Total International Bond Index Fund Investor Shares	435,143,865	4,956,289
[1]	Vanguard Total International Bond II Index Fund Investor Shares	17,027,710	170,447
			5,126,736
Total Investment Companies (Cost $26,289,362)			40,733,024
Temporary Cash Investments (1.2%)
Money Market Fund (1.2%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $507,252)	5,072,734	507,273
Total Investments (99.9%) (Cost $26,796,614)			41,240,297
Other Assets and Liabilities—Net (0.1%)			28,040
Net Assets (100%)			41,268,337
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
45

Target Retirement 2025 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	2,286	300,859	(2,924)
E-mini S&P 500 Index	December 2021	1,089	234,013	(8,013)
				(10,937)

See accompanying Notes, which are an integral part of the Financial Statements.
46

Target Retirement 2025 Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $26,796,614)	41,240,297
Cash Collateral Pledged—Futures Contracts	15,410
Receivables for Investment Securities Sold	142,125
Receivables for Accrued Income	28,909
Receivables for Capital Shares Issued	16,330
Total Assets	41,443,071
Liabilities
Payables for Investment Securities Purchased	28,916
Payables for Capital Shares Redeemed	143,251
Variation Margin Payable—Futures Contracts	2,567
Total Liabilities	174,734
Net Assets	41,268,337
At September 30, 2021, net assets consisted of:

Paid-in Capital	21,806,876
Total Distributable Earnings (Loss)	19,461,461
Net Assets	41,268,337

Net Assets
Applicable to 1,806,939,941 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	41,268,337
Net Asset Value Per Share	$22.84
See accompanying Notes, which are an integral part of the Financial Statements.
47

Target Retirement 2025 Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	766,153
Net Investment Income—Note B	766,153
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	132,836
Affiliated Funds Sold	5,618,480
Futures Contracts	49,302
Realized Net Gain (Loss)	5,800,618
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	652,943
Futures Contracts	(19,609)
Change in Unrealized Appreciation (Depreciation)	633,334
Net Increase (Decrease) in Net Assets Resulting from Operations	7,200,105
See accompanying Notes, which are an integral part of the Financial Statements.
48

Target Retirement 2025 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	766,153	1,007,353
Realized Net Gain (Loss)	5,800,618	1,015,820
Change in Unrealized Appreciation (Depreciation)	633,334	1,714,535
Net Increase (Decrease) in Net Assets Resulting from Operations	7,200,105	3,737,708
Distributions
Total Distributions	(2,094,825)	(1,174,627)
Capital Share Transactions
Issued	8,111,163	7,933,617
Issued in Lieu of Cash Distributions	2,045,136	1,150,386
Redeemed	(20,513,757)	(9,272,657)
Net Increase (Decrease) from Capital Share Transactions	(10,357,458)	(188,654)
Total Increase (Decrease)	(5,252,178)	2,374,427
Net Assets
Beginning of Period	46,520,515	44,146,088
End of Period	41,268,337	46,520,515
See accompanying Notes, which are an integral part of the Financial Statements.
49

Target Retirement 2025 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$20.56	$19.34	$19.02	$18.25	$16.77
Investment Operations
Net Investment Income[1]	.362	.438	.464	.419	.380
Capital Gain Distributions Received[1]	.063	—	—	.001	.004
Net Realized and Unrealized Gain (Loss) on Investments	2.792	1.292	.390	.807	1.534
Total from Investment Operations	3.217	1.730	.854	1.227	1.918
Distributions
Dividends from Net Investment Income	(.356)	(.471)	(.434)	(.369)	(.327)
Distributions from Realized Capital Gains	(.581)	(.039)	(.100)	(.088)	(.111)
Total Distributions	(.937)	(.510)	(.534)	(.457)	(.438)
Net Asset Value, End of Period	$22.84	$20.56	$19.34	$19.02	$18.25
Total Return[2]	15.93%	9.04%	4.89%	6.79%	11.74%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$41,268	$46,521	$44,146	$41,860	$37,111
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.13%	0.14%
Ratio of Net Investment Income to Average Net Assets	1.63%	2.25%	2.51%	2.24%	2.21%
Portfolio Turnover Rate	7%	21%	11%	8%	10%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2025 Fund
Notes to Financial Statements
Vanguard Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
In September 2021, the board of trustees approved a plan of reorganization whereby the Vanguard Institutional Target Retirement 2025 Fund will merge into the fund. The merger is scheduled to be completed in February 2022.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
51

Target Retirement 2025 Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2021, were borne by the underlying Vanguard funds in which the
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Target Retirement 2025 Fund
fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	932,436
Total Distributable Earnings (Loss)	(932,436)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	412,498
Undistributed Long-Term Gains	4,605,280
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	14,443,683
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Target Retirement 2025 Fund
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	877,112	1,154,679
Long-Term Capital Gains	1,217,713	19,948
Total	2,094,825	1,174,627
*	Includes short-term capital gains, if any.
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	26,796,614
Gross Unrealized Appreciation	14,467,067
Gross Unrealized Depreciation	(23,384)
Net Unrealized Appreciation (Depreciation)	14,443,683
E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	366,167	405,875
Issued in Lieu of Cash Distributions	95,078	57,837
Redeemed	(917,408)	(483,645)
Net Increase (Decrease) in Shares Outstanding	(456,163)	(19,933)
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Target Retirement 2025 Fund
F.Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	471,242	NA1	NA1	—	—	392	—	507,273
Vanguard Short-Term Inflation-Protected Securities Index Fund	225,991	326,911	—	—	4,508	15,560	—	557,410
Vanguard Total Bond Market II Index Fund	12,850,937	1,565,612	2,222,328	(64,844)	(439,219)	232,878	124,094	11,690,158
Vanguard Total International Bond Index Fund	5,507,353	469,025	899,984	(14,579)	(105,526)	46,035	8,742	4,956,289
Vanguard Total International Bond II Index Fund	—	170,278	—	—	169	278	—	170,447
Vanguard Total International Stock Index Fund	11,004,784	270,147	4,157,141	789,009	1,533,364	270,155	—	9,440,163
Vanguard Total Stock Market Index Fund	16,288,734	394,983	7,333,701	4,908,894	(340,353)	200,855	—	13,918,557
Total	46,349,041	3,196,956	14,613,154	5,618,480	652,943	766,153	132,836	41,240,297
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
55

Target Retirement 2030 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2011, Through September 30, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2030 Fund	18.29%	10.44%	10.78%	$27,832
Target 2030 Composite Index	18.70	10.82	11.07	28,565
MSCI US Broad Market Index	32.45	16.95	16.69	46,791
Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.
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Target Retirement 2030 Fund
Underlying Vanguard Funds
As of September 30, 2021
Vanguard Total Stock Market Index Fund Investor Shares	39.1%
Vanguard Total International Stock Index Fund Investor Shares	26.5
Vanguard Total Bond Market II Index Fund Investor Shares	23.8
Vanguard Total International Bond Index Fund Investor Shares	10.3
Vanguard Total International Bond II Index Fund Investor Shares	0.3
The table reflects the fund’s investments, except for short-term investments and derivatives.
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Target Retirement 2030 Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.8%)
U.S. Stock Fund (38.6%)
	Vanguard Total Stock Market Index Fund Investor Shares	131,964,514	14,260,086
International Stock Fund (26.2%)
	Vanguard Total International Stock Index Fund Investor Shares	476,463,020	9,686,493
U.S. Bond Fund (23.5%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	779,905,000	8,672,543
International Bond Funds (10.5%)
	Vanguard Total International Bond Index Fund Investor Shares	328,882,591	3,745,973
[1]	Vanguard Total International Bond II Index Fund Investor Shares	12,019,696	120,317
			3,866,290
Total Investment Companies (Cost $22,497,035)			36,485,412
Temporary Cash Investments (1.2%)
Money Market Fund (1.2%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $442,394)	4,424,086	442,408
Total Investments (100.0%) (Cost $22,939,429)			36,927,820
Other Assets and Liabilities—Net (0.0%)			18,304
Net Assets (100%)			36,946,124
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
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Target Retirement 2030 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	2,051	269,931	(2,803)
E-mini S&P 500 Index	December 2021	971	208,656	(7,169)
				(9,972)

See accompanying Notes, which are an integral part of the Financial Statements.
59

Target Retirement 2030 Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $22,939,429)	36,927,820
Cash Collateral Pledged—Futures Contracts	13,720
Receivables for Investment Securities Sold	136,953
Receivables for Accrued Income	14,760
Receivables for Capital Shares Issued	18,885
Total Assets	37,112,138
Liabilities
Payables for Investment Securities Purchased	14,761
Payables for Capital Shares Redeemed	148,959
Variation Margin Payable—Futures Contracts	2,294
Total Liabilities	166,014
Net Assets	36,946,124
At September 30, 2021, net assets consisted of:

Paid-in Capital	18,082,210
Total Distributable Earnings (Loss)	18,863,914
Net Assets	36,946,124

Net Assets
Applicable to 851,285,160 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	36,946,124
Net Asset Value Per Share	$43.40
See accompanying Notes, which are an integral part of the Financial Statements.
60

Target Retirement 2030 Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	698,730
Net Investment Income—Note B	698,730
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	100,377
Affiliated Funds Sold	5,467,184
Futures Contracts	49,632
Realized Net Gain (Loss)	5,617,193
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	1,211,339
Futures Contracts	(16,777)
Change in Unrealized Appreciation (Depreciation)	1,194,562
Net Increase (Decrease) in Net Assets Resulting from Operations	7,510,485
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2030 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	698,730	883,909
Realized Net Gain (Loss)	5,617,193	236,119
Change in Unrealized Appreciation (Depreciation)	1,194,562	2,407,074
Net Increase (Decrease) in Net Assets Resulting from Operations	7,510,485	3,527,102
Distributions
Total Distributions	(1,152,250)	(970,908)
Capital Share Transactions
Issued	7,928,782	7,587,027
Issued in Lieu of Cash Distributions	1,130,251	954,496
Redeemed	(20,756,460)	(7,926,412)
Net Increase (Decrease) from Capital Share Transactions	(11,697,427)	615,111
Total Increase (Decrease)	(5,339,192)	3,171,305
Net Assets
Beginning of Period	42,285,316	39,114,011
End of Period	36,946,124	42,285,316
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2030 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$37.63	$35.22	$34.74	$32.93	$29.77
Investment Operations
Net Investment Income[1]	.679	.782	.830	.754	.683
Capital Gain Distributions Received[1]	.098	—	—	.001	.006
Net Realized and Unrealized Gain (Loss) on Investments	6.031	2.495	.486	1.744	3.167
Total from Investment Operations	6.808	3.277	1.316	2.499	3.856
Distributions
Dividends from Net Investment Income	(.661)	(.867)	(.767)	(.670)	(.576)
Distributions from Realized Capital Gains	(.377)	—	(.069)	(.019)	(.120)
Total Distributions	(1.038)	(.867)	(.836)	(.689)	(.696)
Net Asset Value, End of Period	$43.40	$37.63	$35.22	$34.74	$32.93
Total Return[2]	18.29%	9.38%	4.15%	7.65%	13.25%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$36,946	$42,285	$39,114	$35,913	$30,877
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.14%	0.14%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	1.62%	2.20%	2.46%	2.22%	2.21%
Portfolio Turnover Rate	6%	21%	8%	9%	9%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2030 Fund
Notes to Financial Statements
Vanguard Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
In September 2021, the board of trustees approved a plan of reorganization whereby the Vanguard Institutional Target Retirement 2030 Fund will merge into the fund. The merger is scheduled to be completed in February 2022.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
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Target Retirement 2030 Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2021, were borne by the underlying Vanguard funds in which the
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Target Retirement 2030 Fund
fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	978,991
Total Distributable Earnings (Loss)	(978,991)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the recognition of unrealized gains or losses from certain derivative contracts; and the deferral of qualified late-year losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	367,861
Undistributed Long-Term Gains	4,544,907
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(37,245)
Net Unrealized Gains (Losses)	13,988,391
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Target Retirement 2030 Fund
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	877,307	970,908
Long-Term Capital Gains	274,943	—
Total	1,152,250	970,908
*	Includes short-term capital gains, if any.
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	22,939,429
Gross Unrealized Appreciation	14,011,921
Gross Unrealized Depreciation	(23,530)
Net Unrealized Appreciation (Depreciation)	13,988,391
E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	190,052	213,271
Issued in Lieu of Cash Distributions	27,921	26,122
Redeemed	(490,414)	(226,267)
Net Increase (Decrease) in Shares Outstanding	(272,441)	13,126
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Target Retirement 2030 Fund
F.Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	484,989	NA1	NA1	—	—	361	—	442,408
Vanguard Total Bond Market II Index Fund	9,457,767	1,479,873	1,886,566	(55,763)	(322,768)	175,154	93,834	8,672,543
Vanguard Total International Bond Index Fund	4,107,268	460,313	728,809	(13,863)	(78,936)	34,690	6,543	3,745,973
Vanguard Total International Bond II Index Fund	—	120,198	—	—	119	198	—	120,317
Vanguard Total International Stock Index Fund	11,241,749	292,692	4,256,643	727,462	1,681,233	279,912	—	9,686,493
Vanguard Total Stock Market Index Fund	16,880,095	280,747	7,641,795	4,809,348	(68,309)	208,415	—	14,260,086
Total	42,171,868	2,633,823	14,513,813	5,467,184	1,211,339	698,730	100,377	36,927,820
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
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Target Retirement 2035 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2011, Through September 30, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2035 Fund	20.60%	11.24%	11.54%	$29,795
Target 2035 Composite Index	21.09	11.63	11.83	30,582
MSCI US Broad Market Index	32.45	16.95	16.69	46,791
Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.
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Target Retirement 2035 Fund
Underlying Vanguard Funds
As of September 30, 2021
Vanguard Total Stock Market Index Fund Investor Shares	43.6%
Vanguard Total International Stock Index Fund Investor Shares	29.6
Vanguard Total Bond Market II Index Fund Investor Shares	18.5
Vanguard Total International Bond Index Fund Investor Shares	8.0
Vanguard Total International Bond II Index Fund Investor Shares	0.3
The table reflects the fund’s investments, except for short-term investments and derivatives.
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Target Retirement 2035 Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.7%)
U.S. Stock Fund (43.1%)
	Vanguard Total Stock Market Index Fund Investor Shares	150,771,007	16,292,315
International Stock Fund (29.2%)
	Vanguard Total International Stock Index Fund Investor Shares	544,219,137	11,063,975
U.S. Bond Fund (18.3%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	622,088,108	6,917,620
International Bond Funds (8.1%)
	Vanguard Total International Bond Index Fund Investor Shares	261,028,683	2,973,117
[1]	Vanguard Total International Bond II Index Fund Investor Shares	9,840,095	98,499
			3,071,616
Total Investment Companies (Cost $21,610,452)			37,345,526
Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $481,819)	4,818,384	481,838
Total Investments (100.0%) (Cost $22,092,271)			37,827,364
Other Assets and Liabilities—Net (0.0%)			(5,485)
Net Assets (100%)			37,821,879
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
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Target Retirement 2035 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	2,107	277,301	(3,241)
E-mini S&P 500 Index	December 2021	1,004	215,747	(7,419)
				(10,660)

See accompanying Notes, which are an integral part of the Financial Statements.
72

Target Retirement 2035 Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $22,092,271)	37,827,364
Cash Collateral Pledged—Futures Contracts	14,450
Receivables for Investment Securities Sold	102,029
Receivables for Accrued Income	11,728
Receivables for Capital Shares Issued	13,263
Total Assets	37,968,834
Liabilities
Payables for Investment Securities Purchased	11,729
Payables for Capital Shares Redeemed	132,902
Variation Margin Payable—Futures Contracts	2,324
Total Liabilities	146,955
Net Assets	37,821,879
At September 30, 2021, net assets consisted of:

Paid-in Capital	16,482,672
Total Distributable Earnings (Loss)	21,339,207
Net Assets	37,821,879

Net Assets
Applicable to 1,387,872,065 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	37,821,879
Net Asset Value Per Share	$27.25
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2035 Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	699,119
Net Investment Income—Note B	699,119
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	74,699
Affiliated Funds Sold	5,184,892
Futures Contracts	42,130
Realized Net Gain (Loss)	5,301,721
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	2,178,253
Futures Contracts	(16,766)
Change in Unrealized Appreciation (Depreciation)	2,161,487
Net Increase (Decrease) in Net Assets Resulting from Operations	8,162,327
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2035 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	699,119	825,556
Realized Net Gain (Loss)	5,301,721	269,202
Change in Unrealized Appreciation (Depreciation)	2,161,487	2,412,559
Net Increase (Decrease) in Net Assets Resulting from Operations	8,162,327	3,507,317
Distributions
Total Distributions	(1,093,220)	(909,779)
Capital Share Transactions
Issued	6,946,551	6,619,919
Issued in Lieu of Cash Distributions	1,072,459	894,998
Redeemed	(17,862,848)	(6,642,323)
Net Increase (Decrease) from Capital Share Transactions	(9,843,838)	872,594
Total Increase (Decrease)	(2,774,731)	3,470,132
Net Assets
Beginning of Period	40,596,610	37,126,478
End of Period	37,821,879	40,596,610
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2035 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$23.16	$21.60	$21.46	$20.20	$18.09
Investment Operations
Net Investment Income[1]	.430	.470	.500	.459	.418
Capital Gain Distributions Received[1]	.046	—	—	.001	.003
Net Realized and Unrealized Gain (Loss) on Investments	4.244	1.614	.146	1.243	2.180
Total from Investment Operations	4.720	2.084	.646	1.703	2.601
Distributions
Dividends from Net Investment Income	(.409)	(.524)	(.464)	(.410)	(.356)
Distributions from Realized Capital Gains	(.221)	—	(.042)	(.033)	(.135)
Total Distributions	(.630)	(.524)	(.506)	(.443)	(.491)
Net Asset Value, End of Period	$27.25	$23.16	$21.60	$21.46	$20.20
Total Return[2]	20.60%	9.71%	3.37%	8.51%	14.76%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$37,822	$40,597	$37,126	$34,522	$29,798
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.14%	0.14%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	1.64%	2.15%	2.42%	2.19%	2.22%
Portfolio Turnover Rate	6%	18%	7%	8%	9%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2035 Fund
Notes to Financial Statements
Vanguard Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
In September 2021, the board of trustees approved a plan of reorganization whereby the Vanguard Institutional Target Retirement 2035 Fund will merge into the fund. The merger is scheduled to be completed in February 2022.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
77

Target Retirement 2035 Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2021, were borne by the underlying Vanguard funds in which the
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Target Retirement 2035 Fund
fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	453,425
Undistributed Long-Term Gains	5,150,689
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	15,735,093
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	824,643	909,779
Long-Term Capital Gains	268,577	—
Total	1,093,220	909,779
*	Includes short-term capital gains, if any.
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Target Retirement 2035 Fund
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	22,092,271
Gross Unrealized Appreciation	15,779,994
Gross Unrealized Depreciation	(44,901)
Net Unrealized Appreciation (Depreciation)	15,735,093
E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	266,598	303,971
Issued in Lieu of Cash Distributions	42,592	39,637
Redeemed	(674,526)	(309,050)
Net Increase (Decrease) in Shares Outstanding	(365,336)	34,558
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Target Retirement 2035 Fund
F.Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	594,477	NA1	NA1	—	—	358	—	481,838
Vanguard Total Bond Market II Index Fund	6,984,633	1,199,155	983,931	(27,779)	(254,458)	132,829	69,859	6,917,620
Vanguard Total International Bond Index Fund	3,015,281	398,352	370,662	(7,328)	(62,526)	26,405	4,840	2,973,117
Vanguard Total International Bond II Index Fund	—	98,457	—	—	42	160	—	98,499
Vanguard Total International Stock Index Fund	12,008,178	313,290	3,831,360	620,994	1,952,873	308,655	—	11,063,975
Vanguard Total Stock Market Index Fund	17,944,363	399,074	7,192,449	4,599,005	542,322	230,712	—	16,292,315
Total	40,546,932	2,408,328	12,378,402	5,184,892	2,178,253	699,119	74,699	37,827,364
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
81

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund, Vanguard Target Retirement 2025 Fund, Vanguard Target Retirement 2030 Fund and Vanguard Target Retirement 2035 Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund, Vanguard Target Retirement 2025 Fund, Vanguard Target Retirement 2030 Fund and Vanguard Target Retirement 2035 Fund (six of the funds constituting Vanguard Chester Funds, hereafter collectively referred to as the "Funds") as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 17, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
82

Special 2021 tax information (unaudited) for Vanguard Target Retirement Funds
This information for the fiscal year ended September 30, 2021, is included pursuant to provisions of the Internal Revenue Code.
The funds distributed capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year as follows:
Fund	($000)
Target Retirement Income Fund	415,397
Target Retirement 2015 Fund	878,792
Target Retirement 2020 Fund	2,142,341
Target Retirement 2025 Fund	2,068,899
Target Retirement 2030 Fund	1,180,557
Target Retirement 2035 Fund	268,577
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.
The funds distributed qualified dividend income to shareholders during the fiscal year as follows:
Fund	($000)
Target Retirement Income Fund	73,405
Target Retirement 2015 Fund	76,378
Target Retirement 2020 Fund	223,237
Target Retirement 2025 Fund	410,231
Target Retirement 2030 Fund	425,939
Target Retirement 2035 Fund	455,653
For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:
Fund	Percentage
Target Retirement Income Fund	10.1%
Target Retirement 2015 Fund	11.4
Target Retirement 2020 Fund	17.0
Target Retirement 2025 Fund	22.3
Target Retirement 2030 Fund	23.6
Target Retirement 2035 Fund	26.6
83

The funds designate to shareholders foreign source income and foreign taxes paid as follows:
Fund	Foreign Source Income ($000)	Foreign Taxes Paid ($000)
Target Retirement Income Fund	80,133	5,290
Target Retirement 2015 Fund	71,047	4,811
Target Retirement 2020 Fund	187,543	13,831
Target Retirement 2025 Fund	342,017	26,072
Target Retirement 2030 Fund	341,156	26,780
Target Retirement 2035 Fund	364,057	29,314
Shareholders will receive more detailed information with their Form 1099-DIV in January 2022 to determine the calendar-year amounts to be included on their 2021 tax returns.
84

"Bloomberg®," Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Aggregate Float Adjusted Index, Bloomberg U.S. Treasury Inflation Protected Securities Index, Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index, and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the Indices (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Target Retirement Funds or any member of the public regarding the advisability of investing in securities generally or in the Target Retirement Funds particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Vanguard or the Target Retirement Funds. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Target Retirement Funds into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Target Retirement Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Target Retirement Funds’ customers, in connection with the administration, marketing or trading of the Target Retirement Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE TARGET RETIREMENT FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE TARGET RETIREMENT FUNDS OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2021 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q3080 112021

Annual Report  |  September 30, 2021
Vanguard Target Retirement Funds
Vanguard Target Retirement 2040 Fund
Vanguard Target Retirement 2045 Fund
Vanguard Target Retirement 2050 Fund
Vanguard Target Retirement 2055 Fund
Vanguard Target Retirement 2060 Fund
Vanguard Target Retirement 2065 Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2021, returns for the six Vanguard Target Retirement Funds covered in this report ranged from 23.00% for the Target Retirement 2040 Fund to 25.65% for the Target Retirement 2050 Fund. (The funds with target dates of 2015 through 2035, as well as the Target Retirement Income Fund, are covered in a separate report.)
•	The global economy rebounded faster than many had expected after the sharp pandemic-induced contraction in the spring of 2020. Stock returns were strong and bond yields moved broadly higher.
•	Vanguard Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target dates. The funds invest all of their assets in Vanguard index funds that seek to match the performance of broad stock and bond market indexes.
•	For the 10 years ended September 30—or since inception for the two newest funds—the funds’ average annual returns ranged from 11.31% for the Target Retirement 2060 Fund to 12.40% for the Target Retirement 2050 Fund.
•	In late September, Vanguard announced plans to merge each of the Vanguard Institutional Target Retirement Funds into its corresponding Target Retirement Fund. The mergers are scheduled to be completed in February 2022.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	30.96%	16.43%	17.11%
Russell 2000 Index (Small-caps)	47.68	10.54	13.45
Russell 3000 Index (Broad U.S. market)	31.88	16.00	16.85
FTSE All-World ex US Index (International)	24.73	8.49	9.28
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.90%	5.36%	2.94%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.63	5.06	3.26
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.14	1.13
CPI
Consumer Price Index	5.39%	2.81%	2.59%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended September 30, 2021
	Beginning Account Value 3/31/2021	Ending Account Value 9/30/2021	Expenses Paid During Period
Based on Actual Fund Return
Target Retirement 2040 Fund	$1,000.00	$1,050.70	$0.72
Target Retirement 2045 Fund	$1,000.00	$1,054.00	$0.77
Target Retirement 2050 Fund	$1,000.00	$1,054.30	$0.77
Target Retirement 2055 Fund	$1,000.00	$1,054.30	$0.77
Target Retirement 2060 Fund	$1,000.00	$1,054.20	$0.77
Target Retirement 2065 Fund	$1,000.00	$1,054.30	$0.77
Based on Hypothetical 5% Yearly Return
Target Retirement 2040 Fund	$1,000.00	$1,024.37	$0.71
Target Retirement 2045 Fund	$1,000.00	$1,024.32	$0.76
Target Retirement 2050 Fund	$1,000.00	$1,024.32	$0.76
Target Retirement 2055 Fund	$1,000.00	$1,024.32	$0.76
Target Retirement 2060 Fund	$1,000.00	$1,024.32	$0.76
Target Retirement 2065 Fund	$1,000.00	$1,024.32	$0.76
The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The underlying funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.14%, 0.15%, 0.15%, 0.15%, 0.15%, and 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
3

Target Retirement 2040 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2011, Through September 30, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2040 Fund	23.00%	12.03%	12.08%	$31,288
Target 2040 Composite Index	23.51	12.42	12.40	32,181
MSCI US Broad Market Index	32.45	16.95	16.69	46,791
Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.
4

Target Retirement 2040 Fund
Underlying Vanguard Funds
As of September 30, 2021
Vanguard Total Stock Market Index Fund Investor Shares	48.2%
Vanguard Total International Stock Index Fund Investor Shares	32.7
Vanguard Total Bond Market II Index Fund Investor Shares	13.1
Vanguard Total International Bond Index Fund Investor Shares	6.0
Vanguard Total International Bond II Index Fund Investor Shares	0.0
The table reflects the fund’s investments, except for short-term investments and derivatives.
5

Target Retirement 2040 Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.7%)
U.S. Stock Fund (47.5%)
	Vanguard Total Stock Market Index Fund Investor Shares	128,034,163	13,835,372
International Stock Fund (32.3%)
	Vanguard Total International Stock Index Fund Investor Shares	461,705,772	9,386,478
U.S. Bond Fund (12.9%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	337,284,440	3,750,603
International Bond Funds (6.0%)
	Vanguard Total International Bond Index Fund Investor Shares	151,690,730	1,727,758
[1]	Vanguard Total International Bond II Index Fund Investor Shares	1,182,356	11,835
			1,739,593
Total Investment Companies (Cost $15,921,609)			28,712,046
Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $377,018)	3,770,337	377,033
Total Investments (100.0%) (Cost $16,298,627)			29,089,079
Other Assets and Liabilities—Net (0.0%)			(5,378)
Net Assets (100%)			29,083,701
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
6

Target Retirement 2040 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	1,628	214,260	(2,417)
E-mini S&P 500 Index	December 2021	789	169,546	(5,804)
				(8,221)

See accompanying Notes, which are an integral part of the Financial Statements.
7

Target Retirement 2040 Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $16,298,627)	29,089,079
Cash Collateral Pledged—Futures Contracts	11,300
Receivables for Investment Securities Sold	74,187
Receivables for Accrued Income	6,446
Receivables for Capital Shares Issued	14,761
Total Assets	29,195,773
Liabilities
Payables for Investment Securities Purchased	6,447
Payables for Capital Shares Redeemed	103,793
Variation Margin Payable—Futures Contracts	1,832
Total Liabilities	112,072
Net Assets	29,083,701
At September 30, 2021, net assets consisted of:

Paid-in Capital	11,781,047
Total Distributable Earnings (Loss)	17,302,654
Net Assets	29,083,701

Net Assets
Applicable to 602,310,336 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	29,083,701
Net Asset Value Per Share	$48.29
See accompanying Notes, which are an integral part of the Financial Statements.
8

Target Retirement 2040 Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	560,421
Net Investment Income—Note B	560,421
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	42,037
Affiliated Funds Sold	4,217,843
Futures Contracts	29,013
Realized Net Gain (Loss)	4,288,893
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	2,381,242
Futures Contracts	(9,067)
Change in Unrealized Appreciation (Depreciation)	2,372,175
Net Increase (Decrease) in Net Assets Resulting from Operations	7,221,489
See accompanying Notes, which are an integral part of the Financial Statements.
9

Target Retirement 2040 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	560,421	641,754
Realized Net Gain (Loss)	4,288,893	50,254
Change in Unrealized Appreciation (Depreciation)	2,372,175	2,178,061
Net Increase (Decrease) in Net Assets Resulting from Operations	7,221,489	2,870,069
Distributions
Total Distributions	(727,664)	(701,833)
Capital Share Transactions
Issued	5,959,146	6,050,667
Issued in Lieu of Cash Distributions	714,460	690,099
Redeemed	(16,488,112)	(5,547,404)
Net Increase (Decrease) from Capital Share Transactions	(9,814,506)	1,193,362
Total Increase (Decrease)	(3,320,681)	3,361,598
Net Assets
Beginning of Period	32,404,382	29,042,784
End of Period	29,083,701	32,404,382
See accompanying Notes, which are an integral part of the Financial Statements.
10

Target Retirement 2040 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$40.07	$37.27	$37.26	$34.73	$30.59
Investment Operations
Net Investment Income[1]	.764	.799	.850	.786	.718
Capital Gain Distributions Received[1]	.057	—	—	.001	.003
Net Realized and Unrealized Gain (Loss) on Investments	8.312	2.892	(.005)	2.441	4.143
Total from Investment Operations	9.133	3.691	.845	3.228	4.864
Distributions
Dividends from Net Investment Income	(.719)	(.891)	(.779)	(.684)	(.599)
Distributions from Realized Capital Gains	(.194)	—	(.056)	(.014)	(.125)
Total Distributions	(.913)	(.891)	(.835)	(.698)	(.724)
Net Asset Value, End of Period	$48.29	$40.07	$37.27	$37.26	$34.73
Total Return[2]	23.00%	9.96%	2.63%	9.37%	16.26%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29,084	$32,404	$29,043	$26,445	$22,324
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.14%	0.14%	0.14%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.66%	2.12%	2.38%	2.17%	2.23%
Portfolio Turnover Rate	5%	13%	5%	8%	8%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
See accompanying Notes, which are an integral part of the Financial Statements.
11

Target Retirement 2040 Fund
Notes to Financial Statements
Vanguard Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
In September 2021, the board of trustees approved a plan of reorganization whereby the Vanguard Institutional Target Retirement 2040 Fund will merge into the fund. The merger is scheduled to be completed in February 2022.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
12

Target Retirement 2040 Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2021, were borne by the underlying Vanguard funds in which the
13

Target Retirement 2040 Fund
fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	420,581
Undistributed Long-Term Gains	4,091,641
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	12,790,432
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	622,960	701,833
Long-Term Capital Gains	104,704	—
Total	727,664	701,833
*	Includes short-term capital gains, if any.
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Target Retirement 2040 Fund
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	16,298,647
Gross Unrealized Appreciation	12,816,546
Gross Unrealized Depreciation	(26,114)
Net Unrealized Appreciation (Depreciation)	12,790,432
E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	129,901	161,302
Issued in Lieu of Cash Distributions	16,168	17,596
Redeemed	(352,464)	(149,436)
Net Increase (Decrease) in Shares Outstanding	(206,395)	29,462
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Target Retirement 2040 Fund
F.Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	247,069	NA [1]	NA [1]	—	—	252	—	377,033
Vanguard Total Bond Market II Index Fund	3,935,308	771,802	796,824	(23,801)	(135,882)	74,779	39,338	3,750,603
Vanguard Total International Bond Index Fund	1,696,600	243,693	172,607	(3,567)	(36,361)	14,884	2,699	1,727,758
Vanguard Total International Bond II Index Fund	—	11,988	—	—	(153)	8	—	11,835
Vanguard Total International Stock Index Fund	10,551,197	269,139	3,711,408	561,717	1,715,833	269,145	—	9,386,478
Vanguard Total Stock Market Index Fund	15,976,053	223,640	6,885,620	3,683,494	837,805	201,353	—	13,835,372
Total	32,406,227	1,520,262	11,566,459	4,217,843	2,381,242	560,421	42,037	29,089,079
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
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Target Retirement 2045 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2011, Through September 30, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2045 Fund	25.42%	12.62%	12.38%	$32,122
Target 2045 Composite Index	25.98	13.01	12.69	33,038
MSCI US Broad Market Index	32.45	16.95	16.69	46,791
Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.
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Target Retirement 2045 Fund
Underlying Vanguard Funds
As of September 30, 2021
Vanguard Total Stock Market Index Fund Investor Shares	52.8%
Vanguard Total International Stock Index Fund Investor Shares	35.8
Vanguard Total Bond Market II Index Fund Investor Shares	8.0
Vanguard Total International Bond Index Fund Investor Shares	3.4
Vanguard Total International Bond II Index Fund Investor Shares	0.0
The table reflects the fund’s investments, except for short-term investments and derivatives.
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Target Retirement 2045 Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.7%)
U.S. Stock Fund (52.1%)
	Vanguard Total Stock Market Index Fund Investor Shares	139,471,277	15,071,266
International Stock Fund (35.3%)
	Vanguard Total International Stock Index Fund Investor Shares	502,416,757	10,214,133
U.S. Bond Fund (7.9%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	205,127,509	2,281,018
International Bond Funds (3.4%)
	Vanguard Total International Bond Index Fund Investor Shares	85,919,020	978,617
[1]	Vanguard Total International Bond II Index Fund Investor Shares	435,241	4,357
			982,974
Total Investment Companies (Cost $14,852,570)			28,549,391
Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $379,097)	3,791,107	379,111
Total Investments (100.0%) (Cost $15,231,667)			28,928,502
Other Assets and Liabilities—Net (0.0%)			(10,450)
Net Assets (100%)			28,918,052
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
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Target Retirement 2045 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	1,622	213,470	(2,452)
E-mini S&P 500 Index	December 2021	767	164,819	(5,642)
				(8,094)

See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2045 Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $15,231,667)	28,928,502
Cash Collateral Pledged—Futures Contracts	11,080
Receivables for Investment Securities Sold	72,944
Receivables for Accrued Income	3,873
Receivables for Capital Shares Issued	13,708
Total Assets	29,030,107
Liabilities
Payables for Investment Securities Purchased	3,875
Payables for Capital Shares Redeemed	106,410
Variation Margin Payable—Futures Contracts	1,770
Total Liabilities	112,055
Net Assets	28,918,052
At September 30, 2021, net assets consisted of:

Paid-in Capital	11,757,988
Total Distributable Earnings (Loss)	17,160,064
Net Assets	28,918,052

Net Assets
Applicable to 931,756,210 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	28,918,052
Net Asset Value Per Share	$31.04
See accompanying Notes, which are an integral part of the Financial Statements.
21

Target Retirement 2045 Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	545,625
Net Investment Income—Note B	545,625
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	22,548
Affiliated Funds Sold	3,129,802
Futures Contracts	25,660
Realized Net Gain (Loss)	3,178,010
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	3,769,425
Futures Contracts	(9,263)
Change in Unrealized Appreciation (Depreciation)	3,760,162
Net Increase (Decrease) in Net Assets Resulting from Operations	7,483,797
See accompanying Notes, which are an integral part of the Financial Statements.
22

Target Retirement 2045 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	545,625	581,187
Realized Net Gain (Loss)	3,178,010	63,513
Change in Unrealized Appreciation (Depreciation)	3,760,162	2,123,497
Net Increase (Decrease) in Net Assets Resulting from Operations	7,483,797	2,768,197
Distributions
Total Distributions	(634,587)	(636,663)
Capital Share Transactions
Issued	5,370,565	5,359,364
Issued in Lieu of Cash Distributions	623,462	626,488
Redeemed	(14,130,579)	(4,581,926)
Net Increase (Decrease) from Capital Share Transactions	(8,136,552)	1,403,926
Total Increase (Decrease)	(1,287,342)	3,535,460
Net Assets
Beginning of Period	30,205,394	26,669,934
End of Period	28,918,052	30,205,394
See accompanying Notes, which are an integral part of the Financial Statements.
23

Target Retirement 2045 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$25.22	$23.38	$23.49	$21.80	$19.12
Investment Operations
Net Investment Income[1]	.495	.492	.527	.492	.450
Capital Gain Distributions Received[1]	.020	—	—	—	.001
Net Realized and Unrealized Gain (Loss) on Investments	5.840	1.900	(.128)	1.636	2.696
Total from Investment Operations	6.355	2.392	.399	2.128	3.147
Distributions
Dividends from Net Investment Income	(.452)	(.552)	(.483)	(.428)	(.375)
Distributions from Realized Capital Gains	(.083)	—	(.026)	(.010)	(.092)
Total Distributions	(.535)	(.552)	(.509)	(.438)	(.467)
Net Asset Value, End of Period	$31.04	$25.22	$23.38	$23.49	$21.80
Total Return[2]	25.42%	10.27%	2.06%	9.85%	16.84%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$28,918	$30,205	$26,670	$24,330	$20,413
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.68%	2.08%	2.35%	2.16%	2.23%
Portfolio Turnover Rate	4%	9%	4%	7%	8%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2045 Fund
Notes to Financial Statements
Vanguard Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. The fund invests a substantial amount of its assets in Vanguard Total Stock Market Index Fund. Financial statements and other information about each underlying fund are available at www.vanguard.com.
In September 2021, the board of trustees approved a plan of reorganization whereby the Vanguard Institutional Target Retirement 2045 Fund will merge into the fund. The merger is scheduled to be completed in February 2022.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
25

Target Retirement 2045 Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2021, were borne by the underlying Vanguard funds in which the
26

Target Retirement 2045 Fund
fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	416,210
Undistributed Long-Term Gains	3,047,027
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	13,696,827
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	589,606	636,663
Long-Term Capital Gains	44,981	—
Total	634,587	636,663
*	Includes short-term capital gains, if any.
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Target Retirement 2045 Fund
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	15,231,675
Gross Unrealized Appreciation	13,723,358
Gross Unrealized Depreciation	(26,531)
Net Unrealized Appreciation (Depreciation)	13,696,827
E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	182,983	228,288
Issued in Lieu of Cash Distributions	22,156	25,292
Redeemed	(471,180)	(196,369)
Net Increase (Decrease) in Shares Outstanding	(266,041)	57,211
28

Target Retirement 2045 Fund
F.Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	381,076	NA [1]	NA [1]	—	—	258	—	379,111
Vanguard Total Bond Market II Index Fund	1,888,027	691,029	211,768	(6,213)	(80,057)	41,567	21,098	2,281,018
Vanguard Total International Bond Index Fund	920,558	136,455	57,000	(757)	(20,639)	8,219	1,450	978,617
Vanguard Total International Bond II Index Fund	—	4,386	—	—	(29)	5	—	4,357
Vanguard Total International Stock Index Fund	10,776,357	282,965	3,170,891	426,812	1,898,890	282,970	—	10,214,133
Vanguard Total Stock Market Index Fund	16,243,273	223,405	6,076,632	2,709,960	1,971,260	212,606	—	15,071,266
Total	30,209,291	1,338,240	9,516,291	3,129,802	3,769,425	545,625	22,548	28,928,502
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
29

Target Retirement 2050 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2011, Through September 30, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2050 Fund	25.65%	12.66%	12.40%	$32,183
Target 2050 Composite Index	26.28	13.07	12.72	33,126
MSCI US Broad Market Index	32.45	16.95	16.69	46,791
Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.
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Target Retirement 2050 Fund
Underlying Vanguard Funds
As of September 30, 2021
Vanguard Total Stock Market Index Fund Investor Shares	54.0%
Vanguard Total International Stock Index Fund Investor Shares	36.6
Vanguard Total Bond Market II Index Fund Investor Shares	6.3
Vanguard Total International Bond Index Fund Investor Shares	3.0
Vanguard Total International Bond II Index Fund Investor Shares	0.1
The table reflects the fund’s investments, except for short-term investments and derivatives.
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Target Retirement 2050 Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.7%)
U.S. Stock Fund (53.3%)
	Vanguard Total Stock Market Index Fund Investor Shares	106,408,101	11,498,459
International Stock Fund (36.1%)
	Vanguard Total International Stock Index Fund Investor Shares	383,203,879	7,790,535
U.S. Bond Fund (6.3%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	121,621,313	1,352,429
International Bond Funds (3.0%)
	Vanguard Total International Bond Index Fund Investor Shares	56,515,764	643,715
[1]	Vanguard Total International Bond II Index Fund Investor Shares	1,757,540	17,593
			661,308
Total Investment Companies (Cost $11,751,379)			21,302,731
Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $276,940)	2,769,628	276,963
Total Investments (100.0%) (Cost $12,028,319)			21,579,694
Other Assets and Liabilities—Net (0.0%)			3,542
Net Assets (100%)			21,583,236
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
32

Target Retirement 2050 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	1,200	157,931	(1,825)
E-mini S&P 500 Index	December 2021	582	125,065	(4,310)
				(6,135)

See accompanying Notes, which are an integral part of the Financial Statements.
33

Target Retirement 2050 Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $12,028,319)	21,579,694
Cash Collateral Pledged—Futures Contracts	8,348
Receivables for Investment Securities Sold	86,102
Receivables for Accrued Income	2,348
Receivables for Capital Shares Issued	12,989
Total Assets	21,689,481
Liabilities
Payables for Investment Securities Purchased	2,349
Payables for Capital Shares Redeemed	102,546
Variation Margin Payable—Futures Contracts	1,350
Total Liabilities	106,245
Net Assets	21,583,236
At September 30, 2021, net assets consisted of:

Paid-in Capital	9,840,466
Total Distributable Earnings (Loss)	11,742,770
Net Assets	21,583,236

Net Assets
Applicable to 430,906,712 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	21,583,236
Net Asset Value Per Share	$50.09
See accompanying Notes, which are an integral part of the Financial Statements.
34

Target Retirement 2050 Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	414,923
Net Investment Income—Note B	414,923
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	16,053
Affiliated Funds Sold	1,923,412
Futures Contracts	15,153
Realized Net Gain (Loss)	1,954,618
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	3,395,385
Futures Contracts	(7,676)
Change in Unrealized Appreciation (Depreciation)	3,387,709
Net Increase (Decrease) in Net Assets Resulting from Operations	5,757,250
See accompanying Notes, which are an integral part of the Financial Statements.
35

Target Retirement 2050 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	414,923	434,278
Realized Net Gain (Loss)	1,954,618	47,373
Change in Unrealized Appreciation (Depreciation)	3,387,709	1,628,588
Net Increase (Decrease) in Net Assets Resulting from Operations	5,757,250	2,110,239
Distributions
Total Distributions	(470,654)	(462,317)
Capital Share Transactions
Issued	4,982,608	5,098,536
Issued in Lieu of Cash Distributions	460,885	453,580
Redeemed	(12,125,498)	(3,691,857)
Net Increase (Decrease) from Capital Share Transactions	(6,682,005)	1,860,259
Total Increase (Decrease)	(1,395,409)	3,508,181
Net Assets
Beginning of Period	22,978,645	19,470,464
End of Period	21,583,236	22,978,645
See accompanying Notes, which are an integral part of the Financial Statements.
36

Target Retirement 2050 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$40.60	$37.63	$37.80	$35.07	$30.63
Investment Operations
Net Investment Income[1]	.798	.793	.851	.794	.727
Capital Gain Distributions Received[1]	.031	—	—	.001	.002
Net Realized and Unrealized Gain (Loss) on Investments	9.498	3.053	(.204)	2.629	4.332
Total from Investment Operations	10.327	3.846	.647	3.424	5.061
Distributions
Dividends from Net Investment Income	(.741)	(.876)	(.789)	(.684)	(.587)
Distributions from Realized Capital Gains	(.096)	—	(.028)	(.010)	(.034)
Total Distributions	(.837)	(.876)	(.817)	(.694)	(.621)
Net Asset Value, End of Period	$50.09	$40.60	$37.63	$37.80	$35.07
Total Return[2]	25.65%	10.26%	2.07%	9.84%	16.84%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21,583	$22,979	$19,470	$16,804	$13,407
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.68%	2.08%	2.36%	2.16%	2.24%
Portfolio Turnover Rate	4%	9%	3%	7%	6%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2050 Fund
Notes to Financial Statements
Vanguard Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. The fund invests a substantial amount of its assets in Vanguard Total Stock Market Index Fund. Financial statements and other information about each underlying fund are available at www.vanguard.com.
In September 2021, the board of trustees approved a plan of reorganization whereby the Vanguard Institutional Target Retirement 2050 Fund will merge into the fund. The merger is scheduled to be completed in February 2022.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
38

Target Retirement 2050 Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2021, were borne by the underlying Vanguard funds in which the
39

Target Retirement 2050 Fund
fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	320,838
Undistributed Long-Term Gains	1,870,907
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	9,551,025
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	460,306	462,317
Long-Term Capital Gains	10,348	—
Total	470,654	462,317
*	Includes short-term capital gains, if any.
40

Target Retirement 2050 Fund
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	12,028,669
Gross Unrealized Appreciation	9,558,783
Gross Unrealized Depreciation	(7,758)
Net Unrealized Appreciation (Depreciation)	9,551,025
E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	105,418	135,066
Issued in Lieu of Cash Distributions	10,161	11,376
Redeemed	(250,603)	(97,920)
Net Increase (Decrease) in Shares Outstanding	(135,024)	48,522
41

Target Retirement 2050 Fund
F.Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	372,765	NA [1]	NA [1]	—	—	211	—	276,963
Vanguard Total Bond Market II Index Fund	1,398,010	488,493	474,481	(10,479)	(49,114)	27,644	15,008	1,352,429
Vanguard Total International Bond Index Fund	667,925	81,092	89,994	(1,773)	(13,535)	5,807	1,045	643,715
Vanguard Total International Bond II Index Fund	—	17,619	—	—	(26)	29	—	17,593
Vanguard Total International Stock Index Fund	8,216,665	238,421	2,452,567	323,677	1,464,339	217,860	—	7,790,535
Vanguard Total Stock Market Index Fund	12,322,544	239,486	4,669,279	1,611,987	1,993,721	163,372	—	11,498,459
Total	22,977,909	1,065,111	7,686,321	1,923,412	3,395,385	414,923	16,053	21,579,694
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
42

Target Retirement 2055 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2011, Through September 30, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2055 Fund	25.61%	12.65%	12.39%	$32,145
Target 2055 Composite Index	26.28	13.07	12.72	33,126
MSCI US Broad Market Index	32.45	16.95	16.69	46,791
Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.
43

Target Retirement 2055 Fund
Underlying Vanguard Funds
As of September 30, 2021
Vanguard Total Stock Market Index Fund Investor Shares	54.0%
Vanguard Total International Stock Index Fund Investor Shares	36.5
Vanguard Total Bond Market II Index Fund Investor Shares	6.5
Vanguard Total International Bond Index Fund Investor Shares	2.8
Vanguard Total International Bond II Index Fund Investor Shares	0.2
The table reflects the fund’s investments, except for short-term investments and derivatives.
44

Target Retirement 2055 Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.7%)
U.S. Stock Fund (53.3%)
	Vanguard Total Stock Market Index Fund Investor Shares	61,756,320	6,673,388
International Stock Fund (36.1%)
	Vanguard Total International Stock Index Fund Investor Shares	222,102,373	4,515,341
U.S. Bond Fund (6.4%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	71,869,009	799,183
International Bond Funds (2.9%)
	Vanguard Total International Bond Index Fund Investor Shares	30,244,486	344,485
[1]	Vanguard Total International Bond II Index Fund Investor Shares	2,514,120	25,166
			369,651
Total Investment Companies (Cost $7,860,473)			12,357,563
Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $161,336)	1,613,569	161,357
Total Investments (100.0%) (Cost $8,021,809)			12,518,920
Other Assets and Liabilities—Net (0.0%)			(2,453)
Net Assets (100%)			12,516,467
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
45

Target Retirement 2055 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	691	90,942	(1,065)
E-mini S&P 500 Index	December 2021	340	73,062	(2,452)
				(3,517)

See accompanying Notes, which are an integral part of the Financial Statements.
46

Target Retirement 2055 Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $8,021,809)	12,518,920
Cash Collateral Pledged—Futures Contracts	4,874
Receivables for Investment Securities Sold	46,083
Receivables for Accrued Income	1,360
Receivables for Capital Shares Issued	10,481
Total Assets	12,581,718
Liabilities
Payables for Investment Securities Purchased	1,360
Payables for Capital Shares Redeemed	63,102
Variation Margin Payable—Futures Contracts	789
Total Liabilities	65,251
Net Assets	12,516,467
At September 30, 2021, net assets consisted of:

Paid-in Capital	6,995,992
Total Distributable Earnings (Loss)	5,520,475
Net Assets	12,516,467

Net Assets
Applicable to 230,180,049 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	12,516,467
Net Asset Value Per Share	$54.38
See accompanying Notes, which are an integral part of the Financial Statements.
47

Target Retirement 2055 Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	237,123
Net Investment Income—Note B	237,123
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	9,162
Affiliated Funds Sold	864,412
Futures Contracts	10,278
Realized Net Gain (Loss)	883,852
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	2,140,627
Futures Contracts	(4,709)
Change in Unrealized Appreciation (Depreciation)	2,135,918
Net Increase (Decrease) in Net Assets Resulting from Operations	3,256,893
See accompanying Notes, which are an integral part of the Financial Statements.
48

Target Retirement 2055 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	237,123	236,270
Realized Net Gain (Loss)	883,852	27,945
Change in Unrealized Appreciation (Depreciation)	2,135,918	905,382
Net Increase (Decrease) in Net Assets Resulting from Operations	3,256,893	1,169,597
Distributions
Total Distributions	(263,084)	(240,555)
Capital Share Transactions
Issued	3,618,989	3,561,374
Issued in Lieu of Cash Distributions	258,127	236,321
Redeemed	(7,255,587)	(2,027,645)
Net Increase (Decrease) from Capital Share Transactions	(3,378,471)	1,770,050
Total Increase (Decrease)	(384,662)	2,699,092
Net Assets
Beginning of Period	12,901,129	10,202,037
End of Period	12,516,467	12,901,129
See accompanying Notes, which are an integral part of the Financial Statements.
49

Target Retirement 2055 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$44.08	$40.84	$40.95	$37.98	$33.15
Investment Operations
Net Investment Income[1]	.868	.862	.929	.868	.796
Capital Gain Distributions Received[1]	.034	—	—	.001	.002
Net Realized and Unrealized Gain (Loss) on Investments	10.295	3.307	(.209)	2.819	4.688
Total from Investment Operations	11.197	4.169	.720	3.688	5.486
Distributions
Dividends from Net Investment Income	(.791)	(.929)	(.830)	(.718)	(.654)
Distributions from Realized Capital Gains	(.106)	—	—	—	(.002)
Total Distributions	(.897)	(.929)	(.830)	(.718)	(.656)
Net Asset Value, End of Period	$54.38	$44.08	$40.84	$40.95	$37.98
Total Return[2]	25.61%	10.25%	2.09%	9.79%	16.86%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,516	$12,901	$10,202	$8,011	$5,600
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.68%	2.09%	2.37%	2.18%	2.26%
Portfolio Turnover Rate	6%	8%	3%	5%	5%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2055 Fund
Notes to Financial Statements
Vanguard Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. The fund invests a substantial amount of its assets in Vanguard Total Stock Market Index Fund. Financial statements and other information about each underlying fund are available at www.vanguard.com.
In September 2021, the board of trustees approved a plan of reorganization whereby the Vanguard Institutional Target Retirement 2055 Fund will merge into the fund. The merger is scheduled to be completed in February 2022.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
51

Target Retirement 2055 Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2021, were borne by the underlying Vanguard funds in which the
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Target Retirement 2055 Fund
fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	188,677
Undistributed Long-Term Gains	834,928
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	4,496,870
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	251,522	240,555
Long-Term Capital Gains	11,562	—
Total	263,084	240,555
*	Includes short-term capital gains, if any.
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Target Retirement 2055 Fund
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	8,022,050
Gross Unrealized Appreciation	4,502,235
Gross Unrealized Depreciation	(5,365)
Net Unrealized Appreciation (Depreciation)	4,496,870
E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	70,481	86,869
Issued in Lieu of Cash Distributions	5,241	5,459
Redeemed	(138,217)	(49,428)
Net Increase (Decrease) in Shares Outstanding	(62,495)	42,900
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Target Retirement 2055 Fund
F.Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	218,056	NA [1]	NA [1]	—	—	116	—	161,357
Vanguard Total Bond Market II Index Fund	817,238	290,636	274,624	(5,674)	(28,393)	16,057	8,554	799,183
Vanguard Total International Bond Index Fund	369,253	57,914	73,831	(1,625)	(7,226)	3,239	608	344,485
Vanguard Total International Bond II Index Fund	—	25,164	—	—	2	44	—	25,166
Vanguard Total International Stock Index Fund	4,605,242	170,753	1,264,505	146,914	856,937	124,136	—	4,515,341
Vanguard Total Stock Market Index Fund	6,893,596	213,546	2,477,858	724,797	1,319,307	93,531	—	6,673,388
Total	12,903,385	758,013	4,090,818	864,412	2,140,627	237,123	9,162	12,518,920
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
55

Target Retirement 2060 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 19, 2012, Through September 30, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Since Inception (1/19/2012)	Final Value of a $10,000 Investment
Target Retirement 2060 Fund	25.60%	12.64%	11.31%	$28,266
Target 2060 Composite Index	26.28	13.07	11.67	29,155
MSCI US Broad Market Index	32.45	16.95	15.30	39,763
Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
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Target Retirement 2060 Fund
Underlying Vanguard Funds
As of September 30, 2021
Vanguard Total Stock Market Index Fund Investor Shares	54.1%
Vanguard Total International Stock Index Fund Investor Shares	36.5
Vanguard Total Bond Market II Index Fund Investor Shares	6.6
Vanguard Total International Bond Index Fund Investor Shares	2.4
Vanguard Total International Bond II Index Fund Investor Shares	0.4
The table reflects the fund’s investments, except for short-term investments and derivatives.
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Target Retirement 2060 Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.7%)
U.S. Stock Fund (53.4%)
	Vanguard Total Stock Market Index Fund Investor Shares	32,916,060	3,556,910
International Stock Fund (36.0%)
	Vanguard Total International Stock Index Fund Investor Shares	117,966,867	2,398,266
U.S. Bond Fund (6.5%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	38,957,274	433,205
International Bond Funds (2.8%)
	Vanguard Total International Bond Index Fund Investor Shares	14,039,556	159,910
[1]	Vanguard Total International Bond II Index Fund Investor Shares	2,655,509	26,582
			186,492
Total Investment Companies (Cost $4,442,513)			6,574,873
Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $86,132)	861,429	86,143
Total Investments (100.0%) (Cost $4,528,645)			6,661,016
Other Assets and Liabilities—Net (0.0%)			(2,968)
Net Assets (100%)			6,658,048
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
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Target Retirement 2060 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	382	50,275	(544)
E-mini S&P 500 Index	December 2021	162	34,812	(1,136)
				(1,680)

See accompanying Notes, which are an integral part of the Financial Statements.
59

Target Retirement 2060 Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $4,528,645)	6,661,016
Cash Collateral Pledged—Futures Contracts	2,710
Receivables for Investment Securities Sold	13,894
Receivables for Accrued Income	727
Receivables for Capital Shares Issued	7,175
Total Assets	6,685,522
Liabilities
Payables for Investment Securities Purchased	727
Payables for Capital Shares Redeemed	26,302
Variation Margin Payable—Futures Contracts	445
Total Liabilities	27,474
Net Assets	6,658,048
At September 30, 2021, net assets consisted of:

Paid-in Capital	4,218,718
Total Distributable Earnings (Loss)	2,439,330
Net Assets	6,658,048

Net Assets
Applicable to 138,599,924 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,658,048
Net Asset Value Per Share	$48.04
See accompanying Notes, which are an integral part of the Financial Statements.
60

Target Retirement 2060 Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	118,277
Net Investment Income—Note B	118,277
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	4,453
Affiliated Funds Sold	224,178
Futures Contracts	6,301
Realized Net Gain (Loss)	234,932
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	1,208,231
Futures Contracts	(2,356)
Change in Unrealized Appreciation (Depreciation)	1,205,875
Net Increase (Decrease) in Net Assets Resulting from Operations	1,559,084
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2060 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	118,277	106,237
Realized Net Gain (Loss)	234,932	16,393
Change in Unrealized Appreciation (Depreciation)	1,205,875	421,479
Net Increase (Decrease) in Net Assets Resulting from Operations	1,559,084	544,109
Distributions
Total Distributions	(125,887)	(102,334)
Capital Share Transactions
Issued	2,345,567	2,143,394
Issued in Lieu of Cash Distributions	122,717	99,595
Redeemed	(3,270,018)	(1,016,890)
Net Increase (Decrease) from Capital Share Transactions	(801,734)	1,226,099
Total Increase (Decrease)	631,463	1,667,874
Net Assets
Beginning of Period	6,026,585	4,358,711
End of Period	6,658,048	6,026,585
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2060 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$38.95	$36.07	$36.16	$33.51	$29.25
Investment Operations
Net Investment Income[1]	.773	.762	.822	.768	.708
Capital Gain Distributions Received[1]	.029	—	—	—	.002
Net Realized and Unrealized Gain (Loss) on Investments	9.085	2.922	(.192)	2.495	4.126
Total from Investment Operations	9.887	3.684	.630	3.263	4.836
Distributions
Dividends from Net Investment Income	(.684)	(.804)	(.717)	(.613)	(.574)
Distributions from Realized Capital Gains	(.113)	—	(.003)	—	(.002)
Total Distributions	(.797)	(.804)	(.720)	(.613)	(.576)
Net Asset Value, End of Period	$48.04	$38.95	$36.07	$36.16	$33.51
Total Return[2]	25.60%	10.25%	2.07%	9.81%	16.84%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,658	$6,027	$4,359	$3,240	$2,081
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.69%	2.09%	2.37%	2.19%	2.28%
Portfolio Turnover Rate	8%	6%	2%	3%	4%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2060 Fund
Notes to Financial Statements
Vanguard Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. The fund invests a substantial amount of its assets in Vanguard Total Stock Market Index Fund. Financial statements and other information about each underlying fund are available at www.vanguard.com.
In September 2021, the board of trustees approved a plan of reorganization whereby the Vanguard Institutional Target Retirement 2060 Fund will merge into the fund. The merger is scheduled to be completed in February 2022.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
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Target Retirement 2060 Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2021, were borne by the underlying Vanguard funds in which the
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Target Retirement 2060 Fund
fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	120,717
Undistributed Long-Term Gains	186,472
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	2,132,141
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	119,030	102,334
Long-Term Capital Gains	6,857	—
Total	125,887	102,334
*	Includes short-term capital gains, if any.
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Target Retirement 2060 Fund
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,528,875
Gross Unrealized Appreciation	2,136,902
Gross Unrealized Depreciation	(4,761)
Net Unrealized Appreciation (Depreciation)	2,132,141
E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	51,610	59,404
Issued in Lieu of Cash Distributions	2,820	2,603
Redeemed	(70,564)	(28,099)
Net Increase (Decrease) in Shares Outstanding	(16,134)	33,908
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Target Retirement 2060 Fund
F.Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	101,900	NA [1]	NA [1]	—	—	56	—	86,143
Vanguard Total Bond Market II Index Fund	412,678	171,056	133,567	(1,822)	(15,140)	8,213	4,182	433,205
Vanguard Total International Bond Index Fund	166,074	30,380	32,657	(569)	(3,318)	1,523	271	159,910
Vanguard Total International Bond II Index Fund	—	26,685	—	—	(103)	34	—	26,582
Vanguard Total International Stock Index Fund	2,137,228	141,144	349,058	32,732	436,220	61,683	—	2,398,266
Vanguard Total Stock Market Index Fund	3,206,171	188,045	821,715	193,837	790,572	46,768	—	3,556,910
Total	6,024,051	557,310	1,336,997	224,178	1,208,231	118,277	4,453	6,661,016
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
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Target Retirement 2065 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: July 12, 2017, Through September 30, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Since Inception (7/12/2017)	Final Value of a $10,000 Investment
Target Retirement 2065 Fund	25.59%	11.96%	$16,106
Target 2065 Composite Index	26.28	12.44	16,402
MSCI US Broad Market Index	32.45	16.59	19,111
Target 2065 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: the FTSE Global All Cap ex US Index for international stocks, the Bloomberg U.S. Aggregate Float Adjusted Index for U.S. bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged for international bonds, and the CRSP US Total Market Index for U.S. stocks. International stock benchmark returns are adjusted for withholding taxes.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
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Target Retirement 2065 Fund
Underlying Vanguard Funds
As of September 30, 2021
Vanguard Total Stock Market Index Fund Investor Shares	54.1%
Vanguard Total International Stock Index Fund Investor Shares	36.4
Vanguard Total Bond Market II Index Fund Investor Shares	6.9
Vanguard Total International Bond Index Fund Investor Shares	2.0
Vanguard Total International Bond II Index Fund Investor Shares	0.6
The table reflects the fund’s investments, except for short-term investments and derivatives.
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Target Retirement 2065 Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.5%)
U.S. Stock Fund (53.2%)
	Vanguard Total Stock Market Index Fund Investor Shares	7,046,225	761,415
International Stock Fund (35.9%)
	Vanguard Total International Stock Index Fund Investor Shares	25,234,251	513,012
U.S. Bond Fund (6.9%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	8,818,661	98,064
International Bond Funds (2.5%)
	Vanguard Total International Bond Index Fund Investor Shares	2,431,715	27,697
[1]	Vanguard Total International Bond II Index Fund Investor Shares	815,426	8,163
			35,860
Total Investment Companies (Cost $1,116,306)			1,408,351
Temporary Cash Investments (1.4%)
Money Market Fund (1.4%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $20,579)	205,794	20,579
Total Investments (99.9%) (Cost $1,136,885)			1,428,930
Other Assets and Liabilities—Net (0.1%)			1,382
Net Assets (100%)			1,430,312
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
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Target Retirement 2065 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	82	10,792	(128)
E-mini S&P 500 Index	December 2021	49	10,529	(370)
				(498)

See accompanying Notes, which are an integral part of the Financial Statements.
72

Target Retirement 2065 Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $1,136,885)	1,428,930
Cash Collateral Pledged—Futures Contracts	685
Receivables for Investment Securities Sold	1,850
Receivables for Accrued Income	158
Receivables for Capital Shares Issued	2,991
Total Assets	1,434,614
Liabilities
Payables for Investment Securities Purchased	158
Payables for Capital Shares Redeemed	4,028
Variation Margin Payable—Futures Contracts	116
Total Liabilities	4,302
Net Assets	1,430,312
At September 30, 2021, net assets consisted of:

Paid-in Capital	1,120,952
Total Distributable Earnings (Loss)	309,360
Net Assets	1,430,312

Net Assets
Applicable to 47,182,597 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,430,312
Net Asset Value Per Share	$30.31
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2065 Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	21,055
Net Investment Income—Note B	21,055
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	706
Affiliated Funds Sold	(51)
Futures Contracts	2,767
Realized Net Gain (Loss)	3,422
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	218,454
Futures Contracts	(566)
Change in Unrealized Appreciation (Depreciation)	217,888
Net Increase (Decrease) in Net Assets Resulting from Operations	242,365
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2065 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,055	13,155
Realized Net Gain (Loss)	3,422	1,179
Change in Unrealized Appreciation (Depreciation)	217,888	61,484
Net Increase (Decrease) in Net Assets Resulting from Operations	242,365	75,818
Distributions
Total Distributions	(16,724)	(9,765)
Capital Share Transactions
Issued	855,105	602,188
Issued in Lieu of Cash Distributions	16,018	9,419
Redeemed	(530,659)	(233,506)
Net Increase (Decrease) from Capital Share Transactions	340,464	378,101
Total Increase (Decrease)	566,105	444,154
Net Assets
Beginning of Period	864,207	420,053
End of Period	1,430,312	864,207
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2065 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,				July 12, 2017[1] to September 30, 2017
	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$24.52	$22.69	$22.64	$20.79	$20.00
Investment Operations
Net Investment Income[2]	.500	.485	.529	.524	.150
Capital Gain Distributions Received[2]	.017	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	5.712	1.802	(.116)	1.496	.640
Total from Investment Operations	6.229	2.287	.413	2.020	.790
Distributions
Dividends from Net Investment Income	(.400)	(.457)	(.363)	(.170)	—
Distributions from Realized Capital Gains	(.039)	—	.000 [3]	—	—
Total Distributions	(.439)	(.457)	(.363)	(.170)	—
Net Asset Value, End of Period	$30.31	$24.52	$22.69	$22.64	$20.79
Total Return[4]	25.59%	10.11%	2.09%	9.75%	3.95%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,430	$864	$420	$202	$19
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.15%	0.15%	0.15% [5]
Ratio of Net Investment Income to Average Net Assets	1.72%	2.11%	2.42%	2.37%	3.30% [5]
Portfolio Turnover Rate	5%	6%	2%	1%	29%
1	Inception.
2	Calculated based on average shares outstanding.
3	Distribution was less than $.001 per share.
4	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
5	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2065 Fund
Notes to Financial Statements
Vanguard Target Retirement 2065 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. The fund invests a substantial amount of its assets in Vanguard Total Stock Market Index Fund. Financial statements and other information about each underlying fund are available at www.vanguard.com.
In September 2021, the board of trustees approved a plan of reorganization whereby the Vanguard Institutional Target Retirement 2065 Fund will merge into the fund. The merger is scheduled to be completed in February 2022.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
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Target Retirement 2065 Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2021, were borne by the underlying Vanguard funds in which the
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Target Retirement 2065 Fund
fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	15,838
Undistributed Long-Term Gains	1,764
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	291,758
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	16,072	9,765
Long-Term Capital Gains	652	—
Total	16,724	9,765
*	Includes short-term capital gains, if any.
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Target Retirement 2065 Fund
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,137,172
Gross Unrealized Appreciation	296,000
Gross Unrealized Depreciation	(4,242)
Net Unrealized Appreciation (Depreciation)	291,758
E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	29,600	26,715
Issued in Lieu of Cash Distributions	584	391
Redeemed	(18,250)	(10,367)
Net Increase (Decrease) in Shares Outstanding	11,934	16,739
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Target Retirement 2065 Fund
F.Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	12,076	NA [1]	NA [1]	—	—	12	—	20,579
Vanguard Total Bond Market II Index Fund	61,058	51,804	11,992	(151)	(2,655)	1,502	666	98,064
Vanguard Total International Bond Index Fund	21,040	11,204	3,891	(74)	(582)	241	40	27,697
Vanguard Total International Bond II Index Fund	—	8,226	—	—	(63)	9	—	8,163
Vanguard Total International Stock Index Fund	304,083	151,111	8,369	(29)	66,216	10,872	—	513,012
Vanguard Total Stock Market Index Fund	466,752	177,446	38,524	203	155,538	8,419	—	761,415
Total	865,009	399,791	62,776	(51)	218,454	21,055	706	1,428,930
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
81

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, Vanguard Target Retirement 2050 Fund, Vanguard Target Retirement 2055 Fund, Vanguard Target Retirement 2060 Fund and Vanguard Target Retirement 2065 Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, Vanguard Target Retirement 2050 Fund, Vanguard Target Retirement 2055 Fund, Vanguard Target Retirement 2060 Fund and Vanguard Target Retirement 2065 Fund (six of the funds constituting Vanguard Chester Funds, hereafter collectively referred to as the "Funds") as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 17, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
82

Special 2021 tax information (unaudited) for Vanguard Target Retirement Funds
This information for the fiscal year ended September 30, 2021, is included pursuant to provisions of the Internal Revenue Code.
The funds distributed capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year as follows:
Fund	($000)
Target Retirement 2040 Fund	104,704
Target Retirement 2045 Fund	44,981
Target Retirement 2050 Fund	10,348
Target Retirement 2055 Fund	11,562
Target Retirement 2060 Fund	6,857
Target Retirement 2065 Fund	652
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.
The funds distributed qualified dividend income to shareholders during the fiscal year as follows:
Fund	($000)
Target Retirement 2040 Fund	402,675
Target Retirement 2045 Fund	409,103
Target Retirement 2050 Fund	317,915
Target Retirement 2055 Fund	176,419
Target Retirement 2060 Fund	81,911
Target Retirement 2065 Fund	11,496
For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:
Fund	Percentage
Target Retirement 2040 Fund	27.8%
Target Retirement 2045 Fund	29.9
Target Retirement 2050 Fund	29.9
Target Retirement 2055 Fund	29.7
Target Retirement 2060 Fund	25.6
Target Retirement 2065 Fund	33.4
83

The funds designate to shareholders foreign source income and foreign taxes paid as follows:
Fund	Foreign Source Income ($000)	Foreign Taxes Paid ($000)
Target Retirement 2040 Fund	309,253	25,417
Target Retirement 2045 Fund	317,646	26,589
Target Retirement 2050 Fund	244,015	20,458
Target Retirement 2055 Fund	138,967	11,656
Target Retirement 2060 Fund	68,954	5,790
Target Retirement 2065 Fund	12,113	1,019
Shareholders will receive more detailed information with their Form 1099-DIV in January 2022 to determine the calendar-year amounts to be included on their 2021 tax returns.
84

"Bloomberg®," Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Aggregate Float Adjusted Index, and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the Indices (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Target Retirement Funds or any member of the public regarding the advisability of investing in securities generally or in the Target Retirement Funds particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Vanguard or the Target Retirement Funds. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Target Retirement Funds into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Target Retirement Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Target Retirement Funds’ customers, in connection with the administration, marketing or trading of the Target Retirement Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE TARGET RETIREMENT FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE TARGET RETIREMENT FUNDS OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2021 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q3080B 112021

Annual Report  |  September 30, 2021
Vanguard Institutional Target
Retirement Funds
Vanguard Institutional Target Retirement Income Fund
Vanguard Institutional Target Retirement 2015 Fund
Vanguard Institutional Target Retirement 2020 Fund
Vanguard Institutional Target Retirement 2025 Fund
Vanguard Institutional Target Retirement 2030 Fund
Vanguard Institutional Target Retirement 2035 Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2021, returns for the six Vanguard Institutional Target Retirement Funds covered in this report ranged from 8.59% for the Institutional Target Retirement Income Fund to 20.70% for the Institutional Target Retirement 2035 Fund. (The funds with target dates of 2040 through 2065 are covered in a separate report.)
•	The global economy rebounded faster than many had expected after the sharp pandemic-induced contraction in the spring of 2020. Stock returns were strong, and bond yields moved broadly higher.
•	Vanguard Institutional Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target dates. The funds invest all of their assets in Vanguard index funds that seek to match the performance of broad stock and bond market indexes.
•	From their inception dates through September 30, the funds’ average annual returns ranged from 5.81% for the Institutional Target Retirement Income Fund to 9.26% for the Institutional Target Retirement 2035 Fund.
•	In late September, Vanguard announced plans to merge each of the Institutional Target Retirement Funds into its corresponding Vanguard Target Retirement Fund. The mergers are scheduled to be completed in February 2022.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	30.96%	16.43%	17.11%
Russell 2000 Index (Small-caps)	47.68	10.54	13.45
Russell 3000 Index (Broad U.S. market)	31.88	16.00	16.85
FTSE All-World ex US Index (International)	24.73	8.49	9.28
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.90%	5.36%	2.94%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.63	5.06	3.26
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.14	1.13
CPI
Consumer Price Index	5.39%	2.81%	2.59%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. The Institutional Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Institutional Target Retirement Fund.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended September 30, 2021
	Beginning Account Value 3/31/2021	Ending Account Value 9/30/2021	Expenses Paid During Period
Based on Actual Fund Return
Institutional Target Retirement Income Fund	$1,000.00	$1,031.20	$0.46
Institutional Target Retirement 2015 Fund	$1,000.00	$1,032.50	$0.46
Institutional Target Retirement 2020 Fund	$1,000.00	$1,038.00	$0.46
Institutional Target Retirement 2025 Fund	$1,000.00	$1,041.50	$0.46
Institutional Target Retirement 2030 Fund	$1,000.00	$1,044.70	$0.46
Institutional Target Retirement 2035 Fund	$1,000.00	$1,047.90	$0.46
Based on Hypothetical 5% Yearly Return
Institutional Target Retirement Income Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2015 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2020 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2025 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2030 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2035 Fund	$1,000.00	$1,024.62	$0.46
The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The underlying funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.09%, 0.09%, 0.09%, 0.09%, 0.09%, and 0.09%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
3

Institutional Target Retirement Income Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: June 26, 2015, Through September 30, 2021
Initial Investment of $5,000,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Since Inception (6/26/2015)	Final Value of a $5,000,000 Investment
Institutional Target Retirement Income Fund	8.59%	6.28%	5.81%	$7,121,142
Target Income Composite Index	8.71	6.49	6.00	7,201,198
Bloomberg U.S. Aggregate Bond Index	-0.90	2.94	3.48	6,193,844
Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the FTSE Global All Cap ex US Index; for U.S. bonds, the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged; and for U.S. stocks, the CRSP US Total Market Index. International stock benchmark returns are adjusted for withholding taxes.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
4

Institutional Target Retirement Income Fund
Underlying Vanguard Funds
As of September 30, 2021
Vanguard Total Bond Market II Index Fund Investor Shares	37.2%
Vanguard Total Stock Market Index Fund Institutional Shares	17.4
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	17.3
Vanguard Total International Bond II Index Fund Admiral Shares	16.1
Vanguard Total International Stock Index Fund Investor Shares	12.0
The table reflects the fund’s investments, except for short-term investments and derivatives.
5

Institutional Target Retirement Income Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.8%)
U.S. Stock Fund (17.3%)
	Vanguard Total Stock Market Index Fund Institutional Shares	15,629,501	1,689,549
International Stock Fund (11.8%)
	Vanguard Total International Stock Index Fund Investor Shares	57,012,089	1,159,056
U.S. Bond Funds (53.8%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	323,969,860	3,602,545
	Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	64,525,797	1,673,154
			5,275,699
International Bond Fund (15.9%)
[1]	Vanguard Total International Bond II Index Fund Admiral Shares	77,855,974	1,558,676
Total Investment Companies (Cost $8,509,278)			9,682,980
Temporary Cash Investments (1.2%)
Money Market Fund (1.2%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $118,953)	1,189,554	118,956
Total Investments (100.0%) (Cost $8,628,231)			9,801,936
Other Assets and Liabilities—Net (0.0%)			(919)
Net Assets (100%)			9,801,017
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
6

Institutional Target Retirement Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	621	81,730	(941)
E-mini S&P 500 Index	December 2021	246	52,862	(1,835)
				(2,776)

See accompanying Notes, which are an integral part of the Financial Statements.
7

Institutional Target Retirement Income Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $8,628,231)	9,801,936
Cash Collateral Pledged—Futures Contracts	3,561
Receivables for Accrued Income	33,278
Receivables for Capital Shares Issued	26,850
Total Assets	9,865,625
Liabilities
Payables for Investment Securities Purchased	43,513
Payables for Capital Shares Redeemed	20,517
Variation Margin Payable—Futures Contracts	578
Total Liabilities	64,608
Net Assets	9,801,017
At September 30, 2021, net assets consisted of:

Paid-in Capital	8,459,883
Total Distributable Earnings (Loss)	1,341,134
Net Assets	9,801,017

Net Assets
Applicable to 394,239,483 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,801,017
Net Asset Value Per Share	$24.86
See accompanying Notes, which are an integral part of the Financial Statements.
8

Institutional Target Retirement Income Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	162,088
Net Investment Income—Note B	162,088
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	26,396
Affiliated Funds Sold	110,400
Futures Contracts	12,979
Realized Net Gain (Loss)	149,775
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	330,322
Futures Contracts	(3,365)
Change in Unrealized Appreciation (Depreciation)	326,957
Net Increase (Decrease) in Net Assets Resulting from Operations	638,820
See accompanying Notes, which are an integral part of the Financial Statements.
9

Institutional Target Retirement Income Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	162,088	145,587
Realized Net Gain (Loss)	149,775	45,222
Change in Unrealized Appreciation (Depreciation)	326,957	288,423
Net Increase (Decrease) in Net Assets Resulting from Operations	638,820	479,232
Distributions
Total Distributions	(189,887)	(142,415)
Capital Share Transactions
Issued	3,846,691	1,518,511
Issued in Lieu of Cash Distributions	188,604	141,434
Redeemed	(1,724,142)	(1,297,709)
Net Increase (Decrease) from Capital Share Transactions	2,311,153	362,236
Total Increase (Decrease)	2,760,086	699,053
Net Assets
Beginning of Period	7,040,931	6,341,878
End of Period	9,801,017	7,040,931
See accompanying Notes, which are an integral part of the Financial Statements.
10

Institutional Target Retirement Income Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$23.43	$22.27	$21.45	$21.27	$20.60
Investment Operations
Net Investment Income[1]	.474	.499	.552	.537	.404
Capital Gain Distributions Received[1]	.077	—	—	.002	.006
Net Realized and Unrealized Gain (Loss) on Investments	1.448	1.153	.860	.167	.667
Total from Investment Operations	1.999	1.652	1.412	.706	1.077
Distributions
Dividends from Net Investment Income	(.407)	(.481)	(.569)	(.522)	(.398)
Distributions from Realized Capital Gains	(.162)	(.011)	(.023)	(.004)	(.009)
Total Distributions	(.569)	(.492)	(.592)	(.526)	(.407)
Net Asset Value, End of Period	$24.86	$23.43	$22.27	$21.45	$21.27
Total Return	8.59%	7.52%	6.73%	3.34%	5.30%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,801	$7,041	$6,342	$5,661	$5,039
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to Average Net Assets	1.92%	2.21%	2.56%	2.50%	1.94%
Portfolio Turnover Rate	20%	21%	12%	13%	7%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.
11

Institutional Target Retirement Income Fund
Notes to Financial Statements
Vanguard Institutional Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
In September 2021, the board of trustees approved a plan of reorganization whereby the fund will merge into Vanguard Target Retirement Income Fund. The merger is scheduled to be completed in February 2022.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
12

Institutional Target Retirement Income Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2021, were borne by the underlying Vanguard funds in which the
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Institutional Target Retirement Income Fund
fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	48,136
Undistributed Long-Term Gains	121,061
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,171,937
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	167,917	142,415
Long-Term Capital Gains	21,970	—
Total	189,887	142,415
*	Includes short-term capital gains, if any.
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Institutional Target Retirement Income Fund
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	8,629,999
Gross Unrealized Appreciation	1,200,139
Gross Unrealized Depreciation	(28,202)
Net Unrealized Appreciation (Depreciation)	1,171,937
E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	155,863	67,103
Issued in Lieu of Cash Distributions	7,684	6,279
Redeemed	(69,778)	(57,622)
Net Increase (Decrease) in Shares Outstanding	93,769	15,760
At September 30, 2021, one shareholder was the record or beneficial owner of 28% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.
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Institutional Target Retirement Income Fund
F.Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	113,251	NA1	NA1	—	—	89	—	118,956
Vanguard Short-Term Inflation-Protected Securities Index Fund	1,183,446	473,752	6,490	13	22,433	52,572	—	1,673,154
Vanguard Total Bond Market II Index Fund	2,601,192	1,193,580	92,088	(1,720)	(98,419)	54,968	24,620	3,602,545
Vanguard Total International Bond Index Fund	1,109,628	72,466	1,161,566	57,195	(77,723)	6,732	1,776	—
Vanguard Total International Bond II Index Fund	—	1,561,229	—	—	(2,553)	1,920	—	1,558,676
Vanguard Total International Stock Index Fund	827,368	269,722	106,615	12,609	155,972	25,156	—	1,159,056
Vanguard Total Stock Market Index Fund	1,221,485	416,379	321,230	42,303	330,612	20,651	—	1,689,549
Total	7,056,370	3,987,128	1,687,989	110,400	330,322	162,088	26,396	9,801,936
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
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Institutional Target Retirement 2015 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: June 26, 2015, Through September 30, 2021
Initial Investment of $5,000,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Since Inception (6/26/2015)	Final Value of a $5,000,000 Investment
Institutional Target Retirement 2015 Fund	9.65%	7.21%	6.38%	$7,365,143
Target 2015 Composite Index	9.78	7.43	6.59	7,458,428
MSCI US Broad Market Index	32.45	16.95	14.16	11,457,681
Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the FTSE Global All Cap ex US Index; for U.S. bonds, the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged; and for U.S. stocks, the CRSP US Total Market Index. International stock benchmark returns are adjusted for withholding taxes.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
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Institutional Target Retirement 2015 Fund
Underlying Vanguard Funds
As of September 30, 2021
Vanguard Total Bond Market II Index Fund Investor Shares	36.4%
Vanguard Total Stock Market Index Fund Institutional Shares	18.6
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	16.2
Vanguard Total International Bond II Index Fund Admiral Shares	15.8
Vanguard Total International Stock Index Fund Investor Shares	13.0
The table reflects the fund’s investments, except for short-term investments and derivatives.
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Institutional Target Retirement 2015 Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.8%)
U.S. Stock Fund (18.4%)
	Vanguard Total Stock Market Index Fund Institutional Shares	18,561,204	2,006,466
International Stock Fund (12.9%)
	Vanguard Total International Stock Index Fund Investor Shares	69,228,868	1,407,423
U.S. Bond Funds (51.9%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	353,313,940	3,928,851
	Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	67,516,399	1,750,700
			5,679,551
International Bond Fund (15.6%)
[1]	Vanguard Total International Bond II Index Fund Admiral Shares	85,452,050	1,710,750
Total Investment Companies (Cost $9,162,943)			10,804,190
Temporary Cash Investments (1.4%)
Money Market Fund (1.4%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $148,945)	1,489,498	148,950
Total Investments (100.2%) (Cost $9,311,888)			10,953,140
Other Assets and Liabilities—Net (-0.2%)			(19,413)
Net Assets (100%)			10,933,727
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
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Institutional Target Retirement 2015 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	583	76,728	(1,046)
E-mini S&P 500 Index	December 2021	290	62,318	(1,700)
				(2,746)

See accompanying Notes, which are an integral part of the Financial Statements.
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Institutional Target Retirement 2015 Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $9,311,888)	10,953,140
Cash Collateral Pledged—Futures Contracts	4,582
Receivables for Accrued Income	35,027
Receivables for Capital Shares Issued	24,959
Total Assets	11,017,708
Liabilities
Payables for Investment Securities Purchased	72,695
Payables for Capital Shares Redeemed	10,527
Variation Margin Payable—Futures Contracts	759
Total Liabilities	83,981
Net Assets	10,933,727
At September 30, 2021, net assets consisted of:

Paid-in Capital	8,862,045
Total Distributable Earnings (Loss)	2,071,682
Net Assets	10,933,727

Net Assets
Applicable to 429,623,523 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	10,933,727
Net Asset Value Per Share	$25.45
See accompanying Notes, which are an integral part of the Financial Statements.
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Institutional Target Retirement 2015 Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	190,856
Net Investment Income—Note B	190,856
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	31,830
Affiliated Funds Sold	267,028
Futures Contracts	12,587
Realized Net Gain (Loss)	311,445
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	388,323
Futures Contracts	(3,943)
Change in Unrealized Appreciation (Depreciation)	384,380
Net Increase (Decrease) in Net Assets Resulting from Operations	886,681
See accompanying Notes, which are an integral part of the Financial Statements.
22

Institutional Target Retirement 2015 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	190,856	193,796
Realized Net Gain (Loss)	311,445	171,215
Change in Unrealized Appreciation (Depreciation)	384,380	282,873
Net Increase (Decrease) in Net Assets Resulting from Operations	886,681	647,884
Distributions
Total Distributions	(307,039)	(269,259)
Capital Share Transactions
Issued	3,237,367	1,564,673
Issued in Lieu of Cash Distributions	305,101	267,767
Redeemed	(2,178,950)	(1,945,930)
Net Increase (Decrease) from Capital Share Transactions	1,363,518	(113,490)
Total Increase (Decrease)	1,943,160	265,135
Net Assets
Beginning of Period	8,990,567	8,725,432
End of Period	10,933,727	8,990,567
See accompanying Notes, which are an integral part of the Financial Statements.
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Institutional Target Retirement 2015 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$23.99	$22.96	$22.39	$21.87	$20.64
Investment Operations
Net Investment Income[1]	.473	.510	.561	.536	.433
Capital Gain Distributions Received[1]	.079	—	—	.002	.006
Net Realized and Unrealized Gain (Loss) on Investments	1.733	1.243	.716	.459	1.182
Total from Investment Operations	2.285	1.753	1.277	.997	1.621
Distributions
Dividends from Net Investment Income	(.395)	(.579)	(.537)	(.449)	(.381)
Distributions from Realized Capital Gains	(.430)	(.144)	(.170)	(.028)	(.010)
Total Distributions	(.825)	(.723)	(.707)	(.477)	(.391)
Net Asset Value, End of Period	$25.45	$23.99	$22.96	$22.39	$21.87
Total Return	9.65%	7.77%	6.08%	4.60%	8.02%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,934	$8,991	$8,725	$8,246	$7,614
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to Average Net Assets	1.89%	2.21%	2.55%	2.42%	2.07%
Portfolio Turnover Rate	24%	24%	16%	15%	10%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.
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Institutional Target Retirement 2015 Fund
Notes to Financial Statements
Vanguard Institutional Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
In September 2021, the board of trustees approved a plan of reorganization whereby the fund will merge into Vanguard Target Retirement 2015 Fund. The merger is scheduled to be completed in February 2022.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
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Institutional Target Retirement 2015 Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2021, were borne by the underlying Vanguard funds in which the
26

Institutional Target Retirement 2015 Fund
fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	152,543
Undistributed Long-Term Gains	279,269
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,639,870
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	173,806	236,738
Long-Term Capital Gains	133,233	32,521
Total	307,039	269,259
*	Includes short-term capital gains, if any.
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Institutional Target Retirement 2015 Fund
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	9,313,270
Gross Unrealized Appreciation	1,660,780
Gross Unrealized Depreciation	(20,910)
Net Unrealized Appreciation (Depreciation)	1,639,870
E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	129,204	67,872
Issued in Lieu of Cash Distributions	12,438	11,627
Redeemed	(86,722)	(84,778)
Net Increase (Decrease) in Shares Outstanding	54,920	(5,279)
At September 30, 2021, one shareholder was the record or beneficial owner of 30% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.
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Institutional Target Retirement 2015 Fund
F.Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	135,139	NA1	NA1	—	—	94	—	148,950
Vanguard Short-Term Inflation-Protected Securities Index Fund	1,321,667	410,980	8,117	(20)	26,190	56,098	—	1,750,700
Vanguard Total Bond Market II Index Fund	3,143,956	1,058,177	154,357	(2,097)	(116,828)	63,739	29,681	3,928,851
Vanguard Total International Bond Index Fund	1,352,876	71,291	1,399,470	74,186	(98,883)	8,141	2,149	—
Vanguard Total International Bond II Index Fund	—	1,713,166	—	—	(2,416)	2,103	—	1,710,750
Vanguard Total International Stock Index Fund	1,239,543	150,574	233,767	38,421	212,652	33,633	—	1,407,423
Vanguard Total Stock Market Index Fund	1,826,150	284,806	628,636	156,538	367,608	27,048	—	2,006,466
Total	9,019,331	3,688,994	2,424,347	267,028	388,323	190,856	31,830	10,953,140
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
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Institutional Target Retirement 2020 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: June 26, 2015, Through September 30, 2021
Initial Investment of $5,000,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Since Inception (6/26/2015)	Final Value of a $5,000,000 Investment
Institutional Target Retirement 2020 Fund	13.43%	8.64%	7.47%	$7,852,800
Target 2020 Composite Index	13.65	8.93	7.74	7,974,319
MSCI US Broad Market Index	32.45	16.95	14.16	11,457,681
Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the FTSE Global All Cap ex US Index; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged; and for U.S. stocks, the CRSP US Total Market Index. International stock benchmark returns are adjusted for withholding taxes.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
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Institutional Target Retirement 2020 Fund
Underlying Vanguard Funds
As of September 30, 2021
Vanguard Total Bond Market II Index Fund Investor Shares	30.9%
Vanguard Total Stock Market Index Fund Institutional Shares	27.3
Vanguard Total International Stock Index Fund Investor Shares	18.7
Vanguard Total International Bond II Index Fund Admiral Shares	13.3
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	9.8
The table reflects the fund’s investments, except for short-term investments and derivatives.
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Institutional Target Retirement 2020 Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.9%)
U.S. Stock Fund (26.9%)
	Vanguard Total Stock Market Index Fund Institutional Shares	80,636,576	8,716,814
International Stock Fund (18.5%)
	Vanguard Total International Stock Index Fund Investor Shares	294,536,594	5,987,929
U.S. Bond Funds (40.3%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	889,140,344	9,887,242
	Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	121,311,340	3,145,603
			13,032,845
International Bond Fund (13.2%)
[1]	Vanguard Total International Bond II Index Fund Admiral Shares	212,887,328	4,262,004
Total Investment Companies (Cost $25,826,881)			31,999,592
Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $426,824)	4,268,267	426,826
Total Investments (100.2%) (Cost $26,253,705)			32,426,418
Other Assets and Liabilities—Net (-0.2%)			(52,185)
Net Assets (100%)			32,374,233
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
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Institutional Target Retirement 2020 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	1,715	225,710	(3,125)
E-mini S&P 500 Index	December 2021	862	185,233	(5,011)
				(8,136)

See accompanying Notes, which are an integral part of the Financial Statements.
33

Institutional Target Retirement 2020 Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $26,253,705)	32,426,418
Cash Collateral Pledged—Futures Contracts	14,170
Receivables for Accrued Income	67,429
Receivables for Capital Shares Issued	66,953
Total Assets	32,574,970
Liabilities
Payables for Investment Securities Purchased	154,158
Payables for Capital Shares Redeemed	44,201
Variation Margin Payable—Futures Contracts	2,378
Total Liabilities	200,737
Net Assets	32,374,233
At September 30, 2021, net assets consisted of:

Paid-in Capital	25,200,871
Total Distributable Earnings (Loss)	7,173,362
Net Assets	32,374,233

Net Assets
Applicable to 1,172,776,520 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	32,374,233
Net Asset Value Per Share	$27.60
See accompanying Notes, which are an integral part of the Financial Statements.
34

Institutional Target Retirement 2020 Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	524,230
Net Investment Income—Note B	524,230
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	74,411
Affiliated Funds Sold	579,536
Futures Contracts	42,979
Realized Net Gain (Loss)	696,926
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	2,158,520
Futures Contracts	(11,176)
Change in Unrealized Appreciation (Depreciation)	2,147,344
Net Increase (Decrease) in Net Assets Resulting from Operations	3,368,500
See accompanying Notes, which are an integral part of the Financial Statements.
35

Institutional Target Retirement 2020 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	524,230	543,079
Realized Net Gain (Loss)	696,926	287,325
Change in Unrealized Appreciation (Depreciation)	2,147,344	1,127,841
Net Increase (Decrease) in Net Assets Resulting from Operations	3,368,500	1,958,245
Distributions
Total Distributions	(753,921)	(644,846)
Capital Share Transactions
Issued	10,383,733	4,006,225
Issued in Lieu of Cash Distributions	747,225	640,431
Redeemed	(6,121,791)	(5,337,752)
Net Increase (Decrease) from Capital Share Transactions	5,009,167	(691,096)
Total Increase (Decrease)	7,623,746	622,303
Net Assets
Beginning of Period	24,750,487	24,128,184
End of Period	32,374,233	24,750,487
See accompanying Notes, which are an integral part of the Financial Statements.
36

Institutional Target Retirement 2020 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$25.05	$23.69	$23.08	$22.23	$20.58
Investment Operations
Net Investment Income[1]	.491	.532	.575	.532	.464
Capital Gain Distributions Received[1]	.070	—	—	.001	.005
Net Realized and Unrealized Gain (Loss) on Investments	2.762	1.469	.585	.773	1.582
Total from Investment Operations	3.323	2.001	1.160	1.306	2.051
Distributions
Dividends from Net Investment Income	(.435)	(.597)	(.531)	(.448)	(.391)
Distributions from Realized Capital Gains	(.338)	(.044)	(.019)	(.008)	(.010)
Total Distributions	(.773)	(.641)	(.550)	(.456)	(.401)
Net Asset Value, End of Period	$27.60	$25.05	$23.69	$23.08	$22.23
Total Return	13.43%	8.55%	5.34%	5.92%	10.17%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$32,374	$24,750	$24,128	$21,839	$17,587
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to Average Net Assets	1.81%	2.23%	2.54%	2.35%	2.20%
Portfolio Turnover Rate	21%	24%	13%	8%	6%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.
37

Institutional Target Retirement 2020 Fund
Notes to Financial Statements
Vanguard Institutional Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
In September 2021, the board of trustees approved a plan of reorganization whereby the fund will merge into Vanguard Target Retirement 2020 Fund. The merger is scheduled to be completed in February 2022.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
38

Institutional Target Retirement 2020 Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2021, were borne by the underlying Vanguard funds in which the
39

Institutional Target Retirement 2020 Fund
fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	423,168
Undistributed Long-Term Gains	581,380
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	6,168,814
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	529,276	643,538
Long-Term Capital Gains	224,645	1,308
Total	753,921	644,846
*	Includes short-term capital gains, if any.
40

Institutional Target Retirement 2020 Fund
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	26,257,604
Gross Unrealized Appreciation	6,245,518
Gross Unrealized Depreciation	(76,704)
Net Unrealized Appreciation (Depreciation)	6,168,814
E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	383,053	167,623
Issued in Lieu of Cash Distributions	28,498	26,519
Redeemed	(226,685)	(224,861)
Net Increase (Decrease) in Shares Outstanding	184,866	(30,719)
At September 30, 2021, one shareholder was the record or beneficial owner of 35% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.
41

Institutional Target Retirement 2020 Fund
F.Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	372,446	NA1	NA1	—	—	290	—	426,826
Vanguard Short-Term Inflation-Protected Securities Index Fund	2,061,160	1,074,585	30,185	(35)	40,078	97,932	—	3,145,603
Vanguard Total Bond Market II Index Fund	7,254,034	3,205,341	291,122	(3,519)	(277,492)	153,291	69,390	9,887,242
Vanguard Total International Bond Index Fund	3,145,209	210,989	3,297,681	156,047	(214,564)	18,968	5,021	—
Vanguard Total International Bond II Index Fund	—	4,268,790	—	—	(6,786)	5,208	—	4,262,004
Vanguard Total International Stock Index Fund	4,855,341	877,086	705,878	65,990	895,390	136,398	—	5,987,929
Vanguard Total Stock Market Index Fund	7,146,298	1,062,016	1,574,447	361,053	1,721,894	112,143	—	8,716,814
Total	24,834,488	10,698,807	5,899,313	579,536	2,158,520	524,230	74,411	32,426,418
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
42

Institutional Target Retirement 2025 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: June 26, 2015, Through September 30, 2021
Initial Investment of $5,000,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Since Inception (6/26/2015)	Final Value of a $5,000,000 Investment
Institutional Target Retirement 2025 Fund	16.06%	9.68%	8.21%	$8,197,496
Target 2025 Composite Index	16.34	9.99	8.50	8,334,199
MSCI US Broad Market Index	32.45	16.95	14.16	11,457,681
Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the FTSE Global All Cap ex US Index; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged; and for U.S. stocks, the CRSP US Total Market Index. International stock benchmark returns are adjusted for withholding taxes.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
43

Institutional Target Retirement 2025 Fund
Underlying Vanguard Funds
As of September 30, 2021
Vanguard Total Stock Market Index Fund Institutional Shares	34.0%
Vanguard Total Bond Market II Index Fund Investor Shares	28.6
Vanguard Total International Stock Index Fund Investor Shares	23.2
Vanguard Total International Bond II Index Fund Admiral Shares	12.3
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	1.9
The table reflects the fund’s investments, except for short-term investments and derivatives.
44

Institutional Target Retirement 2025 Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.7%)
U.S. Stock Fund (33.5%)
	Vanguard Total Stock Market Index Fund Institutional Shares	165,961,828	17,940,474
International Stock Fund (22.9%)
	Vanguard Total International Stock Index Fund Investor Shares	601,529,958	12,229,104
U.S. Bond Funds (30.2%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	1,358,880,510	15,110,751
	Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	39,632,009	1,027,658
			16,138,409
International Bond Fund (12.1%)
[1]	Vanguard Total International Bond II Index Fund Admiral Shares	323,552,775	6,477,526
Total Investment Companies (Cost $41,990,000)			52,785,513
Temporary Cash Investments (1.4%)
Money Market Fund (1.4%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $735,315)	7,353,296	735,330
Total Investments (100.1%) (Cost $42,725,315)			53,520,843
Other Assets and Liabilities—Net (-0.1%)			(48,682)
Net Assets (100%)			53,472,161
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
45

Institutional Target Retirement 2025 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	2,872	377,982	(5,652)
E-mini S&P 500 Index	December 2021	1,464	314,595	(9,200)
				(14,852)

See accompanying Notes, which are an integral part of the Financial Statements.
46

Institutional Target Retirement 2025 Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $42,725,315)	53,520,843
Cash Collateral Pledged—Futures Contracts	25,001
Receivables for Accrued Income	40,428
Receivables for Capital Shares Issued	109,116
Total Assets	53,695,388
Liabilities
Payables for Investment Securities Purchased	128,804
Payables for Capital Shares Redeemed	90,176
Variation Margin Payable—Futures Contracts	4,247
Total Liabilities	223,227
Net Assets	53,472,161
At September 30, 2021, net assets consisted of:

Paid-in Capital	41,576,177
Total Distributable Earnings (Loss)	11,895,984
Net Assets	53,472,161

Net Assets
Applicable to 1,835,618,201 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	53,472,161
Net Asset Value Per Share	$29.13
See accompanying Notes, which are an integral part of the Financial Statements.
47

Institutional Target Retirement 2025 Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	773,518
Net Investment Income—Note B	773,518
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	107,371
Affiliated Funds Sold	459,457
Futures Contracts	74,735
Realized Net Gain (Loss)	641,563
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	4,675,879
Futures Contracts	(19,045)
Change in Unrealized Appreciation (Depreciation)	4,656,834
Net Increase (Decrease) in Net Assets Resulting from Operations	6,071,915
See accompanying Notes, which are an integral part of the Financial Statements.
48

Institutional Target Retirement 2025 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	773,518	794,379
Realized Net Gain (Loss)	641,563	98,344
Change in Unrealized Appreciation (Depreciation)	4,656,834	2,074,737
Net Increase (Decrease) in Net Assets Resulting from Operations	6,071,915	2,967,460
Distributions
Total Distributions	(830,728)	(842,721)
Capital Share Transactions
Issued	18,022,533	6,521,021
Issued in Lieu of Cash Distributions	822,453	837,029
Redeemed	(7,223,435)	(6,207,898)
Net Increase (Decrease) from Capital Share Transactions	11,621,551	1,150,152
Total Increase (Decrease)	16,862,738	3,274,891
Net Assets
Beginning of Period	36,609,423	33,334,532
End of Period	53,472,161	36,609,423
See accompanying Notes, which are an integral part of the Financial Statements.
49

Institutional Target Retirement 2025 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$25.63	$24.07	$23.53	$22.46	$20.48
Investment Operations
Net Investment Income[1]	.481	.553	.585	.528	.480
Capital Gain Distributions Received[1]	.067	—	—	.001	.005
Net Realized and Unrealized Gain (Loss) on Investments	3.532	1.613	.494	.997	1.895
Total from Investment Operations	4.080	2.166	1.079	1.526	2.380
Distributions
Dividends from Net Investment Income	(.461)	(.599)	(.527)	(.452)	(.392)
Distributions from Realized Capital Gains	(.119)	(.007)	(.012)	(.004)	(.008)
Total Distributions	(.580)	(.606)	(.539)	(.456)	(.400)
Net Asset Value, End of Period	$29.13	$25.63	$24.07	$23.53	$22.46
Total Return	16.06%	9.08%	4.91%	6.85%	11.85%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$53,472	$36,609	$33,335	$28,058	$21,610
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to Average Net Assets	1.69%	2.28%	2.54%	2.29%	2.27%
Portfolio Turnover Rate	16%	24%	9%	9%	4%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.
50

Institutional Target Retirement 2025 Fund
Notes to Financial Statements
Vanguard Institutional Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
In September 2021, the board of trustees approved a plan of reorganization whereby the fund will merge into Vanguard Target Retirement 2025 Fund. The merger is scheduled to be completed in February 2022.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
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Institutional Target Retirement 2025 Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2021, were borne by the underlying Vanguard funds in which the
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Institutional Target Retirement 2025 Fund
fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	595,837
Undistributed Long-Term Gains	509,532
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	10,790,615
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	717,134	842,721
Long-Term Capital Gains	113,594	—
Total	830,728	842,721
*	Includes short-term capital gains, if any.
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Institutional Target Retirement 2025 Fund
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	42,730,228
Gross Unrealized Appreciation	10,953,016
Gross Unrealized Depreciation	(162,401)
Net Unrealized Appreciation (Depreciation)	10,790,615
E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	631,208	267,358
Issued in Lieu of Cash Distributions	30,006	33,765
Redeemed	(254,211)	(257,510)
Net Increase (Decrease) in Shares Outstanding	407,003	43,613
At September 30, 2021, one shareholder was the record or beneficial owner of 33% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.
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Institutional Target Retirement 2025 Fund
F.Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	547,353	NA1	NA1	—	—	477	—	735,330
Vanguard Short-Term Inflation-Protected Securities Index Fund	179,052	847,517	2,018	(2)	3,109	27,428	—	1,027,658
Vanguard Total Bond Market II Index Fund	10,119,894	5,636,358	237,449	(4,055)	(403,997)	225,411	100,431	15,110,751
Vanguard Total International Bond Index Fund	4,358,832	459,987	4,733,954	180,656	(265,521)	26,893	6,940	—
Vanguard Total International Bond II Index Fund	—	6,488,485	—	—	(10,959)	7,934	—	6,477,526
Vanguard Total International Stock Index Fund	8,655,791	2,459,853	634,605	28,784	1,719,281	266,520	—	12,229,104
Vanguard Total Stock Market Index Fund	12,917,181	2,724,643	1,589,390	254,074	3,633,966	218,855	—	17,940,474
Total	36,778,103	18,616,843	7,197,416	459,457	4,675,879	773,518	107,371	53,520,843
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
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Institutional Target Retirement 2030 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: June 26, 2015, Through September 30, 2021
Initial Investment of $5,000,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Since Inception (6/26/2015)	Final Value of a $5,000,000 Investment
Institutional Target Retirement 2030 Fund	18.40%	10.49%	8.74%	$8,452,741
Target 2030 Composite Index	18.70	10.82	9.05	8,602,421
MSCI US Broad Market Index	32.45	16.95	14.16	11,457,681
Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the FTSE Global All Cap ex US Index; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged; and for U.S. stocks, the CRSP US Total Market Index. International stock benchmark returns are adjusted for withholding taxes.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
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Institutional Target Retirement 2030 Fund
Underlying Vanguard Funds
As of September 30, 2021
Vanguard Total Stock Market Index Fund Institutional Shares	39.0%
Vanguard Total International Stock Index Fund Investor Shares	26.4
Vanguard Total Bond Market II Index Fund Investor Shares	24.1
Vanguard Total International Bond II Index Fund Admiral Shares	10.5
The table reflects the fund’s investments, except for short-term investments and derivatives.
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Institutional Target Retirement 2030 Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.7%)
U.S. Stock Fund (38.5%)
	Vanguard Total Stock Market Index Fund Institutional Shares	204,323,841	22,087,407
International Stock Fund (26.1%)
	Vanguard Total International Stock Index Fund Investor Shares	734,166,251	14,925,600
U.S. Bond Fund (23.8%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	1,226,504,011	13,638,725
International Bond Fund (10.3%)
[1]	Vanguard Total International Bond II Index Fund Admiral Shares	295,636,353	5,918,640
Total Investment Companies (Cost $44,847,071)			56,570,372
Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $765,799)	7,658,193	765,819
Total Investments (100.0%) (Cost $45,612,870)			57,336,191
Other Assets and Liabilities—Net (0.0%)			(19,273)
Net Assets (100%)			57,316,918
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
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Institutional Target Retirement 2030 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	3,092	406,936	(5,611)
E-mini S&P 500 Index	December 2021	1,797	386,153	(11,825)
				(17,436)

See accompanying Notes, which are an integral part of the Financial Statements.
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Institutional Target Retirement 2030 Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $45,612,870)	57,336,191
Cash Collateral Pledged—Futures Contracts	25,001
Receivables for Accrued Income	21,096
Receivables for Capital Shares Issued	99,883
Total Assets	57,482,171
Liabilities
Payables for Investment Securities Purchased	96,866
Payables for Capital Shares Redeemed	64,150
Variation Margin Payable—Futures Contracts	4,237
Total Liabilities	165,253
Net Assets	57,316,918
At September 30, 2021, net assets consisted of:

Paid-in Capital	44,659,978
Total Distributable Earnings (Loss)	12,656,940
Net Assets	57,316,918

Net Assets
Applicable to 1,902,487,525 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	57,316,918
Net Asset Value Per Share	$30.13
See accompanying Notes, which are an integral part of the Financial Statements.
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Institutional Target Retirement 2030 Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	795,783
Net Investment Income—Note B	795,783
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	88,159
Affiliated Funds Sold	253,137
Futures Contracts	83,018
Realized Net Gain (Loss)	424,314
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	5,690,285
Futures Contracts	(21,914)
Change in Unrealized Appreciation (Depreciation)	5,668,371
Net Increase (Decrease) in Net Assets Resulting from Operations	6,888,468
See accompanying Notes, which are an integral part of the Financial Statements.
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Institutional Target Retirement 2030 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	795,783	746,980
Realized Net Gain (Loss)	424,314	58,291
Change in Unrealized Appreciation (Depreciation)	5,668,371	2,190,910
Net Increase (Decrease) in Net Assets Resulting from Operations	6,888,468	2,996,181
Distributions
Total Distributions	(746,753)	(793,596)
Capital Share Transactions
Issued	20,742,185	6,940,338
Issued in Lieu of Cash Distributions	737,804	786,523
Redeemed	(6,115,307)	(5,358,586)
Net Increase (Decrease) from Capital Share Transactions	15,364,682	2,368,275
Total Increase (Decrease)	21,506,397	4,570,860
Net Assets
Beginning of Period	35,810,521	31,239,661
End of Period	57,316,918	35,810,521
See accompanying Notes, which are an integral part of the Financial Statements.
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Institutional Target Retirement 2030 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$25.93	$24.27	$23.89	$22.61	$20.36
Investment Operations
Net Investment Income[1]	.494	.548	.582	.531	.485
Capital Gain Distributions Received[1]	.055	—	—	.001	.004
Net Realized and Unrealized Gain (Loss) on Investments	4.183	1.724	.330	1.201	2.160
Total from Investment Operations	4.732	2.272	.912	1.733	2.649
Distributions
Dividends from Net Investment Income	(.463)	(.607)	(.529)	(.450)	(.393)
Distributions from Realized Capital Gains	(.069)	(.005)	(.003)	(.003)	(.006)
Total Distributions	(.532)	(.612)	(.532)	(.453)	(.399)
Net Asset Value, End of Period	$30.13	$25.93	$24.27	$23.89	$22.61
Total Return	18.40%	9.43%	4.15%	7.73%	13.27%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$57,317	$35,811	$31,240	$25,819	$19,142
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to Average Net Assets	1.69%	2.24%	2.51%	2.27%	2.29%
Portfolio Turnover Rate	12%	21%	8%	7%	4%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.
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Institutional Target Retirement 2030 Fund
Notes to Financial Statements
Vanguard Institutional Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
In September 2021, the board of trustees approved a plan of reorganization whereby the fund will merge into Vanguard Target Retirement 2030 Fund. The merger is scheduled to be completed in February 2022.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
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Institutional Target Retirement 2030 Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2021, were borne by the underlying Vanguard funds in which the
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Institutional Target Retirement 2030 Fund
fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	16
Total Distributable Earnings (Loss)	(16)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	634,031
Undistributed Long-Term Gains	303,758
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	11,719,151
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Institutional Target Retirement 2030 Fund
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	685,507	793,596
Long-Term Capital Gains	61,246	—
Total	746,753	793,596
*	Includes short-term capital gains, if any.
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	45,617,040
Gross Unrealized Appreciation	11,933,098
Gross Unrealized Depreciation	(213,947)
Net Unrealized Appreciation (Depreciation)	11,719,151
E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	703,832	282,498
Issued in Lieu of Cash Distributions	26,266	31,248
Redeemed	(208,630)	(219,634)
Net Increase (Decrease) in Shares Outstanding	521,468	94,112
At September 30, 2021, one shareholder was the record or beneficial owner of 33% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.
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Institutional Target Retirement 2030 Fund
F.Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	580,490	NA1	NA1	—	—	521	—	765,819
Vanguard Total Bond Market II Index Fund	8,036,440	6,032,356	89,819	(2,608)	(337,644)	193,478	82,432	13,638,725
Vanguard Total International Bond Index Fund	3,492,730	517,528	3,939,291	127,668	(198,635)	22,144	5,727	—
Vanguard Total International Bond II Index Fund	—	5,930,946	—	—	(12,306)	7,194	—	5,918,640
Vanguard Total International Stock Index Fund	9,559,971	3,884,217	460,323	16,233	1,925,502	312,928	—	14,925,600
Vanguard Total Stock Market Index Fund	14,289,289	4,436,002	1,063,096	111,844	4,313,368	259,518	—	22,087,407
Total	35,958,920	20,801,049	5,552,529	253,137	5,690,285	795,783	88,159	57,336,191
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
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Institutional Target Retirement 2035 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: June 26, 2015, Through September 30, 2021
Initial Investment of $5,000,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Since Inception (6/26/2015)	Final Value of a $5,000,000 Investment
Institutional Target Retirement 2035 Fund	20.70%	11.29%	9.26%	$8,708,988
Target 2035 Composite Index	21.09	11.63	9.58	8,869,828
MSCI US Broad Market Index	32.45	16.95	14.16	11,457,681
Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the FTSE Global All Cap ex US Index; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged; and for U.S. stocks, the CRSP US Total Market Index. International stock benchmark returns are adjusted for withholding taxes.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
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Institutional Target Retirement 2035 Fund
Underlying Vanguard Funds
As of September 30, 2021
Vanguard Total Stock Market Index Fund Institutional Shares	43.7%
Vanguard Total International Stock Index Fund Investor Shares	29.4
Vanguard Total Bond Market II Index Fund Investor Shares	18.7
Vanguard Total International Bond II Index Fund Admiral Shares	8.2
The table reflects the fund’s investments, except for short-term investments and derivatives.
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Institutional Target Retirement 2035 Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.7%)
U.S. Stock Fund (43.1%)
	Vanguard Total Stock Market Index Fund Institutional Shares	208,807,268	22,572,066
International Stock Fund (29.0%)
	Vanguard Total International Stock Index Fund Investor Shares	747,994,991	15,206,738
U.S. Bond Fund (18.5%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	869,438,829	9,668,159
International Bond Fund (8.1%)
[1]	Vanguard Total International Bond II Index Fund Admiral Shares	212,595,028	4,256,152
Total Investment Companies (Cost $39,798,933)			51,703,115
Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $698,859)	6,988,837	698,884
Total Investments (100.0%) (Cost $40,497,792)			52,401,999
Other Assets and Liabilities—Net (0.0%)			(6,671)
Net Assets (100%)			52,395,328
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
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Institutional Target Retirement 2035 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	2,657	349,686	(4,967)
E-mini S&P 500 Index	December 2021	1,433	307,934	(9,224)
				(14,191)

See accompanying Notes, which are an integral part of the Financial Statements.
72

Institutional Target Retirement 2035 Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $40,497,792)	52,401,999
Cash Collateral Pledged—Futures Contracts	22,864
Receivables for Accrued Income	15,009
Receivables for Capital Shares Issued	83,215
Total Assets	52,523,087
Liabilities
Payables for Investment Securities Purchased	60,008
Payables for Capital Shares Redeemed	63,956
Variation Margin Payable—Futures Contracts	3,795
Total Liabilities	127,759
Net Assets	52,395,328
At September 30, 2021, net assets consisted of:

Paid-in Capital	39,690,486
Total Distributable Earnings (Loss)	12,704,842
Net Assets	52,395,328

Net Assets
Applicable to 1,686,636,020 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	52,395,328
Net Asset Value Per Share	$31.06
See accompanying Notes, which are an integral part of the Financial Statements.
73

Institutional Target Retirement 2035 Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	745,901
Net Investment Income—Note B	745,901
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	62,347
Affiliated Funds Sold	176,598
Futures Contracts	70,336
Realized Net Gain (Loss)	309,281
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	6,055,909
Futures Contracts	(15,211)
Change in Unrealized Appreciation (Depreciation)	6,040,698
Net Increase (Decrease) in Net Assets Resulting from Operations	7,095,880
See accompanying Notes, which are an integral part of the Financial Statements.
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Institutional Target Retirement 2035 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	745,901	670,020
Realized Net Gain (Loss)	309,281	56,564
Change in Unrealized Appreciation (Depreciation)	6,040,698	2,125,476
Net Increase (Decrease) in Net Assets Resulting from Operations	7,095,880	2,852,060
Distributions
Total Distributions	(688,077)	(710,973)
Capital Share Transactions
Issued	17,931,054	6,240,319
Issued in Lieu of Cash Distributions	680,891	705,511
Redeemed	(5,534,241)	(4,761,576)
Net Increase (Decrease) from Capital Share Transactions	13,077,704	2,184,254
Total Increase (Decrease)	19,485,507	4,325,341
Net Assets
Beginning of Period	32,909,821	28,584,480
End of Period	52,395,328	32,909,821
See accompanying Notes, which are an integral part of the Financial Statements.
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Institutional Target Retirement 2035 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$26.22	$24.47	$24.25	$22.78	$20.23
Investment Operations
Net Investment Income[1]	.516	.544	.579	.533	.489
Capital Gain Distributions Received[1]	.043	—	—	.001	.003
Net Realized and Unrealized Gain (Loss) on Investments	4.823	1.813	.174	1.394	2.457
Total from Investment Operations	5.382	2.357	.753	1.928	2.949
Distributions
Dividends from Net Investment Income	(.484)	(.606)	(.528)	(.454)	(.394)
Distributions from Realized Capital Gains	(.058)	(.001)	(.005)	(.004)	(.005)
Total Distributions	(.542)	(.607)	(.533)	(.458)	(.399)
Net Asset Value, End of Period	$31.06	$26.22	$24.47	$24.25	$22.78
Total Return	20.70%	9.70%	3.45%	8.54%	14.85%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$52,395	$32,910	$28,584	$23,762	$17,576
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to Average Net Assets	1.72%	2.20%	2.47%	2.25%	2.30%
Portfolio Turnover Rate	10%	18%	7%	8%	4%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.
76

Institutional Target Retirement 2035 Fund
Notes to Financial Statements
Vanguard Institutional Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
In September 2021, the board of trustees approved a plan of reorganization whereby the fund will merge into Vanguard Target Retirement 2035 Fund. The merger is scheduled to be completed in February 2022.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
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Institutional Target Retirement 2035 Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2021, were borne by the underlying Vanguard funds in which the
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Institutional Target Retirement 2035 Fund
fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	578,485
Undistributed Long-Term Gains	226,946
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	11,899,411
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	635,084	710,973
Long-Term Capital Gains	52,993	—
Total	688,077	710,973
*	Includes short-term capital gains, if any.
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Institutional Target Retirement 2035 Fund
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	40,502,588
Gross Unrealized Appreciation	12,082,722
Gross Unrealized Depreciation	(183,311)
Net Unrealized Appreciation (Depreciation)	11,899,411
E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	591,257	252,004
Issued in Lieu of Cash Distributions	23,741	27,602
Redeemed	(183,454)	(192,853)
Net Increase (Decrease) in Shares Outstanding	431,544	86,753
At September 30, 2021, one shareholder was the record or beneficial owner of 32% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.
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Institutional Target Retirement 2035 Fund
F.Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	528,595	NA1	NA1	—	—	470	—	698,884
Vanguard Total Bond Market II Index Fund	5,496,624	4,548,698	135,979	(2,428)	(238,756)	137,511	58,257	9,668,159
Vanguard Total International Bond Index Fund	2,577,138	286,380	2,813,180	86,864	(137,202)	15,941	4,090	—
Vanguard Total International Bond II Index Fund	—	4,265,432	—	—	(9,280)	5,067	—	4,256,152
Vanguard Total International Stock Index Fund	9,790,756	3,862,657	447,724	15,907	1,985,142	321,253	—	15,206,738
Vanguard Total Stock Market Index Fund	14,649,147	4,217,874	827,215	76,255	4,456,005	265,659	—	22,572,066
Total	33,042,260	17,181,041	4,224,098	176,598	6,055,909	745,901	62,347	52,401,999
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
81

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard Institutional Target Retirement Income Fund, Vanguard Institutional Target Retirement 2015 Fund, Vanguard Institutional Target Retirement 2020 Fund, Vanguard Institutional Target Retirement 2025 Fund, Vanguard Institutional Target Retirement 2030 Fund and Vanguard Institutional Target Retirement 2035 Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Institutional Target Retirement Income Fund, Vanguard Institutional Target Retirement 2015 Fund, Vanguard Institutional Target Retirement 2020 Fund, Vanguard Institutional Target Retirement 2025 Fund, Vanguard Institutional Target Retirement 2030 Fund and Vanguard Institutional Target Retirement 2035 Fund (six of the funds constituting Vanguard Chester Funds, hereafter collectively referred to as the "Funds") as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 17, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Special 2021 tax information (unaudited) for Vanguard Institutional Target Retirement Funds
This information for the fiscal year ended September 30, 2021, is included pursuant to provisions of the Internal Revenue Code.
The funds distributed capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year as follows:
Fund	($000)
Institutional Target Retirement Income Fund	21,970
Institutional Target Retirement 2015 Fund	133,233
Institutional Target Retirement 2020 Fund	224,645
Institutional Target Retirement 2025 Fund	113,594
Institutional Target Retirement 2030 Fund	61,246
Institutional Target Retirement 2035 Fund	52,993
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.
The funds distributed qualified dividend income to shareholders during the fiscal year as follows:
Fund	($000)
Institutional Target Retirement Income Fund	37,147
Institutional Target Retirement 2015 Fund	48,210
Institutional Target Retirement 2020 Fund	189,584
Institutional Target Retirement 2025 Fund	346,962
Institutional Target Retirement 2030 Fund	384,113
Institutional Target Retirement 2035 Fund	400,864
For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:
Fund	Percentage
Institutional Target Retirement Income Fund	10.0%
Institutional Target Retirement 2015 Fund	11.5
Institutional Target Retirement 2020 Fund	17.1
Institutional Target Retirement 2025 Fund	23.0
Institutional Target Retirement 2030 Fund	26.0
Institutional Target Retirement 2035 Fund	29.2
83

The funds designate to shareholders foreign source income and foreign taxes paid as follows:
Fund	Foreign Source Income ($000)	Foreign Taxes Paid ($000)
Institutional Target Retirement Income Fund	35,010	2,484
Institutional Target Retirement 2015 Fund	45,859	3,304
Institutional Target Retirement 2020 Fund	170,301	13,122
Institutional Target Retirement 2025 Fund	321,332	25,436
Institutional Target Retirement 2030 Fund	366,720	29,678
Institutional Target Retirement 2035 Fund	368,990	30,334
Shareholders will receive more detailed information with their Form 1099-DIV in January 2022 to determine the calendar-year amounts to be included on their 2021 tax returns.
84

"Bloomberg®," Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Aggregate Float Adjusted Index, Bloomberg U.S. Treasury Inflation Protected Securities Index, Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index, and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the Indices (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Institutional Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Institutional Target Retirement Funds or any member of the public regarding the advisability of investing in securities generally or in the Institutional Target Retirement Funds particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Vanguard or the Institutional Target Retirement Funds. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Institutional Target Retirement Funds into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Institutional Target Retirement Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Institutional Target Retirement Funds’ customers, in connection with the administration, marketing or trading of the Institutional Target Retirement Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE INSTITUTIONAL TARGET RETIREMENT FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE INSTITUTIONAL TARGET RETIREMENT FUNDS OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2021 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q6730 112021

Annual Report  |  September 30, 2021
Vanguard Institutional Target
Retirement Funds
Vanguard Institutional Target Retirement 2040 Fund
Vanguard Institutional Target Retirement 2045 Fund
Vanguard Institutional Target Retirement 2050 Fund
Vanguard Institutional Target Retirement 2055 Fund
Vanguard Institutional Target Retirement 2060 Fund
Vanguard Institutional Target Retirement 2065 Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2021, returns for the six Vanguard Institutional Target Retirement Funds covered in this report ranged from 23.12% for the Institutional Target Retirement 2040 Fund to 25.79% for the Institutional Target Retirement 2060 Fund. (The funds with target dates of 2015 through 2035, as well as the Institutional Target Retirement Income Fund, are covered in a separate report.)
•	The global economy rebounded faster than many had expected after the sharp pandemic-induced contraction in the spring of 2020. Stock returns were strong and bond yields moved broadly higher.
•	Vanguard Institutional Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target dates. The funds invest all their assets in Vanguard index funds that seek to match the performance of broad stock and bond market indexes.
•	From their inception dates through September 30, the funds’ average annual returns ranged from 9.76% for the Institutional Target Retirement 2040 Fund to 12.07% for the Institutional Target Retirement 2065 Fund.
•	In late September, Vanguard announced plans to merge each of the Institutional Target Retirement Funds into its corresponding Vanguard Target Retirement Fund. The mergers are scheduled to be completed in February 2022.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	30.96%	16.43%	17.11%
Russell 2000 Index (Small-caps)	47.68	10.54	13.45
Russell 3000 Index (Broad U.S. market)	31.88	16.00	16.85
FTSE All-World ex US Index (International)	24.73	8.49	9.28
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.90%	5.36%	2.94%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.63	5.06	3.26
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.14	1.13
CPI
Consumer Price Index	5.39%	2.81%	2.59%

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. The Institutional Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Institutional Target Retirement Fund.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2021
	Beginning Account Value 3/31/2021	Ending Account Value 9/30/2021	Expenses Paid During Period
Based on Actual Fund Return
Institutional Target Retirement 2040 Fund	$1,000.00	$1,051.20	$0.46
Institutional Target Retirement 2045 Fund	$1,000.00	$1,054.40	$0.46
Institutional Target Retirement 2050 Fund	$1,000.00	$1,054.90	$0.46
Institutional Target Retirement 2055 Fund	$1,000.00	$1,055.10	$0.46
Institutional Target Retirement 2060 Fund	$1,000.00	$1,055.20	$0.46
Institutional Target Retirement 2065 Fund	$1,000.00	$1,054.80	$0.46
Based on Hypothetical 5% Yearly Return
Institutional Target Retirement 2040 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2045 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2050 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2055 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2060 Fund	$1,000.00	$1,024.62	$0.46
Institutional Target Retirement 2065 Fund	$1,000.00	$1,024.62	$0.46
The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The underlying funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.09%, 0.09%, 0.09%, 0.09%, 0.09%, and 0.09%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Institutional Target Retirement 2040 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: June 26, 2015, Through September 30, 2021
Initial Investment of $5,000,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Since Inception (6/26/2015)	Final Value of a $5,000,000 Investment
Institutional Target Retirement 2040 Fund	23.12%	12.08%	9.76%	$ 8,961,018
Target 2040 Composite Index	23.51	12.42	10.11	9,137,340
MSCI US Broad Market Index	32.45	16.95	14.16	11,457,681
Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the FTSE Global All Cap ex US Index; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged; and for U.S. stocks, the CRSP US Total Market Index. International stock benchmark returns are adjusted for withholding taxes.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement 2040 Fund
Underlying Vanguard Funds
As of September 30, 2021
Vanguard Total Stock Market Index Fund Institutional Shares	48.2%
Vanguard Total International Stock Index Fund Investor Shares	32.5
Vanguard Total Bond Market II Index Fund Investor Shares	13.4
Vanguard Total International Bond II Index Fund Admiral Shares	5.9
The table reflects the fund’s investments, except for short-term investments and derivatives.

Institutional Target Retirement 2040 Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.7%)
U.S. Stock Fund (47.6%)
	Vanguard Total Stock Market Index Fund Institutional Shares	214,176,739	23,152,505
International Stock Fund (32.1%)
	Vanguard Total International Stock Index Fund Investor Shares	768,111,553	15,615,708
U.S. Bond Fund (13.2%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	576,181,802	6,407,142
International Bond Fund (5.8%)
[1]	Vanguard Total International Bond II Index Fund Admiral Shares	141,731,054	2,837,456
Total Investment Companies (Cost $36,529,112)			48,012,811
Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $664,035)	6,640,516	664,052
Total Investments (100.0%) (Cost $37,193,147)			48,676,863
Other Assets and Liabilities—Net (0.0%)			(21,777)
Net Assets (100%)			48,655,086
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Institutional Target Retirement 2040 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	2,420	318,495	(4,623)
E-mini S&P 500 Index	December 2021	1,575	338,448	(10,219)
				(14,842)

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2040 Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $37,193,147)	48,676,863
Cash Collateral Pledged—Futures Contracts	21,794
Receivables for Accrued Income	9,976
Receivables for Capital Shares Issued	65,720
Total Assets	48,774,353
Liabilities
Payables for Investment Securities Purchased	65,488
Payables for Capital Shares Redeemed	50,072
Variation Margin Payable—Futures Contracts	3,707
Total Liabilities	119,267
Net Assets	48,655,086
At September 30, 2021, net assets consisted of:

Paid-in Capital	36,513,032
Total Distributable Earnings (Loss)	12,142,054
Net Assets	48,655,086

Net Assets
Applicable to 1,518,541,486 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	48,655,086
Net Asset Value Per Share	$32.04
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2040 Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	695,437
Net Investment Income—Note B	695,437
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	39,605
Affiliated Funds Sold	88,407
Futures Contracts	65,342
Realized Net Gain (Loss)	193,354
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	6,189,863
Futures Contracts	(15,687)
Change in Unrealized Appreciation (Depreciation)	6,174,176
Net Increase (Decrease) in Net Assets Resulting from Operations	7,062,967
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2040 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	695,437	579,993
Realized Net Gain (Loss)	193,354	31,045
Change in Unrealized Appreciation (Depreciation)	6,174,176	1,990,348
Net Increase (Decrease) in Net Assets Resulting from Operations	7,062,967	2,601,386
Distributions
Total Distributions	(588,311)	(616,023)
Capital Share Transactions
Issued	17,128,312	5,669,183
Issued in Lieu of Cash Distributions	581,926	610,821
Redeemed	(4,679,409)	(4,173,157)
Net Increase (Decrease) from Capital Share Transactions	13,030,829	2,106,847
Total Increase (Decrease)	19,505,485	4,092,210
Net Assets
Beginning of Period	29,149,601	25,057,391
End of Period	48,655,086	29,149,601
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2040 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$26.49	$24.66	$24.61	$22.93	$20.10
Investment Operations
Net Investment Income[1]	.541	.539	.575	.535	.494
Capital Gain Distributions Received[1]	.031	—	—	—	.002
Net Realized and Unrealized Gain (Loss) on Investments	5.503	1.898	(.005)	1.601	2.730
Total from Investment Operations	6.075	2.437	.570	2.136	3.226
Distributions
Dividends from Net Investment Income	(.490)	(.604)	(.519)	(.453)	(.393)
Distributions from Realized Capital Gains	(.035)	(.003)	(.001)	(.003)	(.003)
Total Distributions	(.525)	(.607)	(.520)	(.456)	(.396)
Net Asset Value, End of Period	$32.04	$26.49	$24.66	$24.61	$22.93
Total Return	23.12%	9.93%	2.65%	9.39%	16.35%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$48,655	$29,150	$25,057	$20,798	$14,863
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to Average Net Assets	1.75%	2.17%	2.43%	2.24%	2.32%
Portfolio Turnover Rate	7%	15%	5%	7%	5%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2040 Fund
Notes to Financial Statements
Vanguard Institutional Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
In September 2021, the board of trustees approved a plan of reorganization whereby the fund will merge into Vanguard Target Retirement 2040 Fund. The merger is scheduled to be completed in February 2022.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is

Institutional Target Retirement 2040 Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2021, were borne by the underlying Vanguard funds in which the

Institutional Target Retirement 2040 Fund
fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	532,850
Undistributed Long-Term Gains	130,104
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	11,479,100
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	588,311	616,023
Long-Term Capital Gains	—	—
Total	588,311	616,023
*	Includes short-term capital gains, if any.

Institutional Target Retirement 2040 Fund
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	37,197,763
Gross Unrealized Appreciation	11,652,616
Gross Unrealized Depreciation	(173,516)
Net Unrealized Appreciation (Depreciation)	11,479,100
E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	549,409	228,010
Issued in Lieu of Cash Distributions	19,861	23,538
Redeemed	(150,980)	(167,248)
Net Increase (Decrease) in Shares Outstanding	418,290	84,300
At September 30, 2021, one shareholder was the record or beneficial owner of 32% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

Institutional Target Retirement 2040 Fund
F.Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	468,264	NA [1]	NA [1]	—	—	452	—	664,052
Vanguard Total Bond Market II Index Fund	3,423,411	3,257,217	121,649	(2,480)	(149,357)	89,226	37,111	6,407,142
Vanguard Total International Bond Index Fund	1,546,657	264,301	1,778,605	47,435	(79,788)	9,936	2,494	—
Vanguard Total International Bond II Index Fund	—	2,844,722	—	—	(7,266)	3,292	—	2,837,456
Vanguard Total International Stock Index Fund	9,555,147	4,471,206	371,142	6,566	1,953,931	323,714	—	15,615,708
Vanguard Total Stock Market Index Fund	14,275,273	4,950,540	582,537	36,886	4,472,343	268,817	—	23,152,505
Total	29,268,752	15,787,986	2,853,933	88,407	6,189,863	695,437	39,605	48,676,863
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2045 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: June 26, 2015, Through September 30, 2021
Initial Investment of $5,000,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Since Inception (6/26/2015)	Final Value of a $5,000,000 Investment
Institutional Target Retirement 2045 Fund	25.49%	12.65%	10.22%	$ 9,196,953
Target 2045 Composite Index	25.98	13.01	10.57	9,380,843
MSCI US Broad Market Index	32.45	16.95	14.16	11,457,681
Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the FTSE Global All Cap ex US Index; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged; and for U.S. stocks, the CRSP US Total Market Index. International stock benchmark returns are adjusted for withholding taxes.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement 2045 Fund
Underlying Vanguard Funds
As of September 30, 2021
Vanguard Total Stock Market Index Fund Institutional Shares	52.7%
Vanguard Total International Stock Index Fund Investor Shares	35.7
Vanguard Total Bond Market II Index Fund Investor Shares	8.0
Vanguard Total International Bond II Index Fund Admiral Shares	3.6
The table reflects the fund’s investments, except for short-term investments and derivatives.

Institutional Target Retirement 2045 Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.7%)
U.S. Stock Fund (52.0%)
	Vanguard Total Stock Market Index Fund Institutional Shares	203,200,743	21,966,000
International Stock Fund (35.2%)
	Vanguard Total International Stock Index Fund Investor Shares	732,125,894	14,884,120
U.S. Bond Fund (7.9%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	298,136,241	3,315,275
International Bond Fund (3.6%)
[1]	Vanguard Total International Bond II Index Fund Admiral Shares	75,225,063	1,506,006
Total Investment Companies (Cost $31,224,660)			41,671,401
Temporary Cash Investments (1.4%)
Money Market Fund (1.4%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $612,590)	6,126,155	612,615
Total Investments (100.1%) (Cost $31,837,250)			42,284,016
Other Assets and Liabilities—Net (-0.1%)			(52,437)
Net Assets (100%)			42,231,579
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Institutional Target Retirement 2045 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	2,088	274,800	(3,998)
E-mini S&P 500 Index	December 2021	1,290	277,205	(9,406)
				(13,404)

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2045 Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $31,837,250)	42,284,016
Cash Collateral Pledged—Futures Contracts	20,798
Receivables for Accrued Income	5,177
Receivables for Capital Shares Issued	61,201
Total Assets	42,371,192
Liabilities
Payables for Investment Securities Purchased	90,151
Payables for Capital Shares Redeemed	45,898
Variation Margin Payable—Futures Contracts	3,564
Total Liabilities	139,613
Net Assets	42,231,579
At September 30, 2021, net assets consisted of:

Paid-in Capital	31,246,362
Total Distributable Earnings (Loss)	10,985,217
Net Assets	42,231,579

Net Assets
Applicable to 1,282,370,125 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	42,231,579
Net Asset Value Per Share	$32.93
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2045 Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	614,091
Net Investment Income—Note B	614,091
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	19,461
Affiliated Funds Sold	45,615
Futures Contracts	59,598
Realized Net Gain (Loss)	124,674
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	5,948,739
Futures Contracts	(14,058)
Change in Unrealized Appreciation (Depreciation)	5,934,681
Net Increase (Decrease) in Net Assets Resulting from Operations	6,673,446
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2045 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	614,091	488,119
Realized Net Gain (Loss)	124,674	20,327
Change in Unrealized Appreciation (Depreciation)	5,934,681	1,772,563
Net Increase (Decrease) in Net Assets Resulting from Operations	6,673,446	2,281,009
Distributions
Total Distributions	(496,502)	(515,800)
Capital Share Transactions
Issued	14,819,188	5,171,573
Issued in Lieu of Cash Distributions	491,453	511,684
Redeemed	(4,322,166)	(3,690,228)
Net Increase (Decrease) from Capital Share Transactions	10,988,475	1,993,029
Total Increase (Decrease)	17,165,419	3,758,238
Net Assets
Beginning of Period	25,066,160	21,307,922
End of Period	42,231,579	25,066,160
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2045 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$26.70	$24.79	$24.86	$23.05	$20.11
Investment Operations
Net Investment Income[1]	.564	.534	.574	.538	.497
Capital Gain Distributions Received[1]	.018	—	—	—	.001
Net Realized and Unrealized Gain (Loss) on Investments	6.171	1.976	(.130)	1.730	2.833
Total from Investment Operations	6.753	2.510	.444	2.268	3.331
Distributions
Dividends from Net Investment Income	(.499)	(.600)	(.512)	(.454)	(.389)
Distributions from Realized Capital Gains	(.024)	—	(.002)	(.004)	(.002)
Total Distributions	(.523)	(.600)	(.514)	(.458)	(.391)
Net Asset Value, End of Period	$32.93	$26.70	$24.79	$24.86	$23.05
Total Return	25.49%	10.17%	2.13%	9.92%	16.87%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$42,232	$25,066	$21,308	$17,383	$12,054
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to Average Net Assets	1.78%	2.13%	2.41%	2.23%	2.33%
Portfolio Turnover Rate	6%	12%	4%	6%	5%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2045 Fund
Notes to Financial Statements
Vanguard Institutional Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. The fund invests a substantial amount of its assets in Vanguard Total Stock Market Index Fund. Financial statements and other information about each underlying fund are available at www.vanguard.com.
In September 2021, the board of trustees approved a plan of reorganization whereby the fund will merge into Vanguard Target Retirement 2045 Fund. The merger is scheduled to be completed in February 2022.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is

Institutional Target Retirement 2045 Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2021, were borne by the underlying Vanguard funds in which the

Institutional Target Retirement 2045 Fund
fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	472,517
Undistributed Long-Term Gains	72,211
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	10,440,489
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	496,502	515,800
Long-Term Capital Gains	—	—
Total	496,502	515,800
*	Includes short-term capital gains, if any.

Institutional Target Retirement 2045 Fund
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	31,843,527
Gross Unrealized Appreciation	10,580,554
Gross Unrealized Depreciation	(140,065)
Net Unrealized Appreciation (Depreciation)	10,440,489
E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	463,056	206,754
Issued in Lieu of Cash Distributions	16,470	19,500
Redeemed	(135,865)	(147,252)
Net Increase (Decrease) in Shares Outstanding	343,661	79,002
At September 30, 2021, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

Institutional Target Retirement 2045 Fund
F.Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	406,087	NA [1]	NA [1]	—	—	387	—	612,615
Vanguard Total Bond Market II Index Fund	1,590,003	1,963,773	163,555	(3,020)	(71,926)	45,594	18,192	3,315,275
Vanguard Total International Bond Index Fund	777,620	130,480	891,841	26,542	(42,801)	5,007	1,269	—
Vanguard Total International Bond II Index Fund	—	1,510,915	—	—	(4,909)	1,654	—	1,506,006
Vanguard Total International Stock Index Fund	8,963,443	4,405,761	323,583	2,631	1,835,868	306,905	—	14,884,120
Vanguard Total Stock Market Index Fund	13,428,361	4,881,850	596,180	19,462	4,232,507	254,544	—	21,966,000
Total	25,165,514	12,892,779	1,975,159	45,615	5,948,739	614,091	19,461	42,284,016
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2050 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: June 26, 2015, Through September 30, 2021
Initial Investment of $5,000,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Since Inception (6/26/2015)	Final Value of a $5,000,000 Investment
Institutional Target Retirement 2050 Fund	25.78%	12.70%	10.26%	$ 9,219,111
Target 2050 Composite Index	26.28	13.07	10.62	9,405,632
MSCI US Broad Market Index	32.45	16.95	14.16	11,457,681
Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the FTSE Global All Cap ex US Index; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged; and for U.S. stocks, the CRSP US Total Market Index. International stock benchmark returns are adjusted for withholding taxes.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement 2050 Fund
Underlying Vanguard Funds
As of September 30, 2021
Vanguard Total Stock Market Index Fund Institutional Shares	53.9%
Vanguard Total International Stock Index Fund Investor Shares	36.5
Vanguard Total Bond Market II Index Fund Investor Shares	6.6
Vanguard Total International Bond II Index Fund Admiral Shares	3.0
The table reflects the fund’s investments, except for short-term investments and derivatives.

Institutional Target Retirement 2050 Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.7%)
U.S. Stock Fund (53.2%)
	Vanguard Total Stock Market Index Fund Institutional Shares	169,903,728	18,366,593
International Stock Fund (36.1%)
	Vanguard Total International Stock Index Fund Investor Shares	612,520,133	12,452,534
U.S. Bond Fund (6.5%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	203,079,457	2,258,244
International Bond Fund (2.9%)
[1]	Vanguard Total International Bond II Index Fund Admiral Shares	50,858,975	1,018,197
Total Investment Companies (Cost $26,151,021)			34,095,568
Temporary Cash Investments (1.4%)
Money Market Fund (1.4%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $491,423)	4,914,454	491,445
Total Investments (100.1%) (Cost $26,642,444)			34,587,013
Other Assets and Liabilities—Net (-0.1%)			(50,609)
Net Assets (100%)			34,536,404
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Institutional Target Retirement 2050 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	1,881	247,557	(3,570)
E-mini S&P 500 Index	December 2021	899	193,184	(7,066)
				(10,636)

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2050 Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $26,642,444)	34,587,013
Cash Collateral Pledged—Futures Contracts	16,425
Receivables for Accrued Income	3,526
Receivables for Capital Shares Issued	70,075
Total Assets	34,677,039
Liabilities
Payables for Investment Securities Purchased	105,878
Payables for Capital Shares Redeemed	31,980
Variation Margin Payable—Futures Contracts	2,777
Total Liabilities	140,635
Net Assets	34,536,404
At September 30, 2021, net assets consisted of:

Paid-in Capital	26,163,780
Total Distributable Earnings (Loss)	8,372,624
Net Assets	34,536,404

Net Assets
Applicable to 1,044,686,283 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	34,536,404
Net Asset Value Per Share	$33.06
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2050 Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	493,331
Net Investment Income—Note B	493,331
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	13,847
Affiliated Funds Sold	26,770
Futures Contracts	51,231
Realized Net Gain (Loss)	91,848
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	4,726,527
Futures Contracts	(11,653)
Change in Unrealized Appreciation (Depreciation)	4,714,874
Net Increase (Decrease) in Net Assets Resulting from Operations	5,300,053
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2050 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	493,331	373,672
Realized Net Gain (Loss)	91,848	22,514
Change in Unrealized Appreciation (Depreciation)	4,714,874	1,396,165
Net Increase (Decrease) in Net Assets Resulting from Operations	5,300,053	1,792,351
Distributions
Total Distributions	(394,764)	(384,152)
Capital Share Transactions
Issued	13,233,773	4,693,363
Issued in Lieu of Cash Distributions	390,593	381,102
Redeemed	(3,507,696)	(2,955,065)
Net Increase (Decrease) from Capital Share Transactions	10,116,670	2,119,400
Total Increase (Decrease)	15,021,959	3,527,599
Net Assets
Beginning of Period	19,514,445	15,986,846
End of Period	34,536,404	19,514,445
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2050 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$26.75	$24.82	$24.88	$23.07	$20.11
Investment Operations
Net Investment Income[1]	.569	.535	.577	.542	.503
Capital Gain Distributions Received[1]	.016	—	—	—	.001
Net Realized and Unrealized Gain (Loss) on Investments	6.257	1.988	(.134)	1.718	2.838
Total from Investment Operations	6.842	2.523	.443	2.260	3.342
Distributions
Dividends from Net Investment Income	(.496)	(.593)	(.502)	(.445)	(.380)
Distributions from Realized Capital Gains	(.036)	—	(.001)	(.005)	(.002)
Total Distributions	(.532)	(.593)	(.503)	(.450)	(.382)
Net Asset Value, End of Period	$33.06	$26.75	$24.82	$24.88	$23.07
Total Return	25.78%	10.21%	2.11%	9.88%	16.92%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$34,536	$19,514	$15,987	$12,350	$7,950
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to Average Net Assets	1.79%	2.14%	2.42%	2.24%	2.34%
Portfolio Turnover Rate	5%	12%	3%	5%	5%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2050 Fund
Notes to Financial Statements
Vanguard Institutional Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. The fund invests a substantial amount of its assets in Vanguard Total Stock Market Index Fund. Financial statements and other information about each underlying fund are available at www.vanguard.com.
In September 2021, the board of trustees approved a plan of reorganization whereby the fund will merge into Vanguard Target Retirement 2050 Fund. The merger is scheduled to be completed in February 2022.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is

Institutional Target Retirement 2050 Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2021, were borne by the underlying Vanguard funds in which the

Institutional Target Retirement 2050 Fund
fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	378,130
Undistributed Long-Term Gains	54,428
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	7,940,066
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	394,764	384,152
Long-Term Capital Gains	—	—
Total	394,764	384,152
*	Includes short-term capital gains, if any.

Institutional Target Retirement 2050 Fund
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	26,646,947
Gross Unrealized Appreciation	8,069,262
Gross Unrealized Depreciation	(129,196)
Net Unrealized Appreciation (Depreciation)	7,940,066
E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	412,477	188,111
Issued in Lieu of Cash Distributions	13,059	14,496
Redeemed	(110,277)	(117,322)
Net Increase (Decrease) in Shares Outstanding	315,259	85,285
At September 30, 2021, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

Institutional Target Retirement 2050 Fund
F.Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	315,339	NA [1]	NA [1]	—	—	304	—	491,445
Vanguard Total Bond Market II Index Fund	1,188,785	1,293,657	172,495	(3,425)	(48,278)	32,029	12,867	2,258,244
Vanguard Total International Bond Index Fund	597,596	88,762	674,161	18,926	(31,123)	3,811	980	—
Vanguard Total International Bond II Index Fund	—	1,021,880	—	—	(3,683)	1,091	—	1,018,197
Vanguard Total International Stock Index Fund	7,004,475	4,164,098	150,962	(155)	1,435,078	248,595	—	12,452,534
Vanguard Total Stock Market Index Fund	10,483,053	4,951,852	454,269	11,424	3,374,533	207,501	—	18,366,593
Total	19,589,248	11,520,249	1,451,887	26,770	4,726,527	493,331	13,847	34,587,013
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2055 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: June 26, 2015, Through September 30, 2021
Initial Investment of $5,000,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Since Inception (6/26/2015)	Final Value of a $5,000,000 Investment
Institutional Target Retirement 2055 Fund	25.78%	12.72%	10.27%	$ 9,225,455
Target 2055 Composite Index	26.28	13.07	10.62	9,405,632
MSCI US Broad Market Index	32.45	16.95	14.16	11,457,681
Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the FTSE Global All Cap ex US Index; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged; and for U.S. stocks, the CRSP US Total Market Index. International stock benchmark returns are adjusted for withholding taxes.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement 2055 Fund
Underlying Vanguard Funds
As of September 30, 2021
Vanguard Total Stock Market Index Fund Institutional Shares	53.9%
Vanguard Total International Stock Index Fund Investor Shares	36.5
Vanguard Total Bond Market II Index Fund Investor Shares	6.6
Vanguard Total International Bond II Index Fund Admiral Shares	3.0
The table reflects the fund’s investments, except for short-term investments and derivatives.

Institutional Target Retirement 2055 Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.7%)
U.S. Stock Fund (53.2%)
	Vanguard Total Stock Market Index Fund Institutional Shares	99,318,830	10,736,366
International Stock Fund (36.0%)
	Vanguard Total International Stock Index Fund Investor Shares	357,291,911	7,263,745
U.S. Bond Fund (6.6%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	119,287,355	1,326,475
International Bond Fund (2.9%)
[1]	Vanguard Total International Bond II Index Fund Admiral Shares	29,539,134	591,373
Total Investment Companies (Cost $15,779,107)			19,917,959
Temporary Cash Investments (1.4%)
Money Market Fund (1.4%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $285,937)	2,859,540	285,954
Total Investments (100.1%) (Cost $16,065,044)			20,203,913
Other Assets and Liabilities—Net (-0.1%)			(15,754)
Net Assets (100%)			20,188,159
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Institutional Target Retirement 2055 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	962	126,608	(1,845)
E-mini S&P 500 Index	December 2021	694	149,132	(5,459)
				(7,304)

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2055 Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $16,065,044)	20,203,913
Cash Collateral Pledged—Futures Contracts	9,539
Receivables for Accrued Income	2,070
Receivables for Capital Shares Issued	46,803
Total Assets	20,262,325
Liabilities
Payables for Investment Securities Purchased	48,918
Payables for Capital Shares Redeemed	23,599
Variation Margin Payable—Futures Contracts	1,649
Total Liabilities	74,166
Net Assets	20,188,159
At September 30, 2021, net assets consisted of:

Paid-in Capital	15,801,689
Total Distributable Earnings (Loss)	4,386,470
Net Assets	20,188,159

Net Assets
Applicable to 609,081,031 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	20,188,159
Net Asset Value Per Share	$33.15
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2055 Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	281,647
Net Investment Income—Note B	281,647
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	7,848
Affiliated Funds Sold	12,721
Futures Contracts	34,582
Realized Net Gain (Loss)	55,151
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	2,631,250
Futures Contracts	(8,264)
Change in Unrealized Appreciation (Depreciation)	2,622,986
Net Increase (Decrease) in Net Assets Resulting from Operations	2,959,784
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2055 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	281,647	199,278
Realized Net Gain (Loss)	55,151	30,510
Change in Unrealized Appreciation (Depreciation)	2,622,986	750,933
Net Increase (Decrease) in Net Assets Resulting from Operations	2,959,784	980,721
Distributions
Total Distributions	(236,420)	(190,256)
Capital Share Transactions
Issued	8,609,362	3,355,236
Issued in Lieu of Cash Distributions	233,564	188,762
Redeemed	(2,151,963)	(1,524,928)
Net Increase (Decrease) from Capital Share Transactions	6,690,963	2,019,070
Total Increase (Decrease)	9,414,327	2,809,535
Net Assets
Beginning of Period	10,773,832	7,964,297
End of Period	20,188,159	10,773,832
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2055 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$26.86	$24.89	$24.92	$23.10	$20.11
Investment Operations
Net Investment Income[1]	.574	.539	.582	.547	.506
Capital Gain Distributions Received[1]	.016	—	—	—	.001
Net Realized and Unrealized Gain (Loss) on Investments	6.275	2.001	(.125)	1.709	2.845
Total from Investment Operations	6.865	2.540	.457	2.256	3.352
Distributions
Dividends from Net Investment Income	(.491)	(.569)	(.486)	(.430)	(.360)
Distributions from Realized Capital Gains	(.084)	(.001)	(.001)	(.006)	(.002)
Total Distributions	(.575)	(.570)	(.487)	(.436)	(.362)
Net Asset Value, End of Period	$33.15	$26.86	$24.89	$24.92	$23.10
Total Return	25.78%	10.24%	2.16%	9.84%	16.95%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,188	$10,774	$7,964	$5,489	$3,213
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to Average Net Assets	1.80%	2.14%	2.44%	2.26%	2.36%
Portfolio Turnover Rate	5%	10%	3%	5%	6%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2055 Fund
Notes to Financial Statements
Vanguard Institutional Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. The fund invests a substantial amount of its assets in Vanguard Total Stock Market Index Fund. Financial statements and other information about each underlying fund are available at www.vanguard.com.
In September 2021, the board of trustees approved a plan of reorganization whereby the fund will merge into Vanguard Target Retirement 2055 Fund. The merger is scheduled to be completed in February 2022.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is

Institutional Target Retirement 2055 Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2021, were borne by the underlying Vanguard funds in which the

Institutional Target Retirement 2055 Fund
fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	219,662
Undistributed Long-Term Gains	30,251
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	4,136,557
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	224,172	190,089
Long-Term Capital Gains	12,248	167
Total	236,420	190,256
*	Includes short-term capital gains, if any.

Institutional Target Retirement 2055 Fund
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	16,067,356
Gross Unrealized Appreciation	4,224,196
Gross Unrealized Depreciation	(87,639)
Net Unrealized Appreciation (Depreciation)	4,136,557
E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	267,894	134,161
Issued in Lieu of Cash Distributions	7,788	7,153
Redeemed	(67,660)	(60,222)
Net Increase (Decrease) in Shares Outstanding	208,022	81,092
At September 30, 2021, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

Institutional Target Retirement 2055 Fund
F.Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	174,323	NA [1]	NA [1]	—	—	174	—	285,954
Vanguard Total Bond Market II Index Fund	709,266	768,506	121,584	(1,533)	(28,180)	18,476	7,326	1,326,475
Vanguard Total International Bond Index Fund	318,351	46,207	358,086	8,255	(14,727)	2,026	522	—
Vanguard Total International Bond II Index Fund	—	593,600	—	—	(2,227)	647	—	591,373
Vanguard Total International Stock Index Fund	3,873,901	2,699,091	95,692	(535)	786,980	141,715	—	7,263,745
Vanguard Total Stock Market Index Fund	5,743,611	3,363,425	266,608	6,534	1,889,404	118,609	—	10,736,366
Total	10,819,452	7,470,829	841,970	12,721	2,631,250	281,647	7,848	20,203,913
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2060 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: June 26, 2015, Through September 30, 2021
Initial Investment of $5,000,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Since Inception (6/26/2015)	Final Value of a $5,000,000 Investment
Institutional Target Retirement 2060 Fund	25.79%	12.72%	10.27%	$ 9,223,870
Target 2060 Composite Index	26.28	13.07	10.62	9,405,632
MSCI US Broad Market Index	32.45	16.95	14.16	11,457,681
Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the FTSE Global All Cap ex US Index; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged; and for U.S. stocks, the CRSP US Total Market Index. International stock benchmark returns are adjusted for withholding taxes.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement 2060 Fund
Underlying Vanguard Funds
As of September 30, 2021
Vanguard Total Stock Market Index Fund Institutional Shares	54.0%
Vanguard Total International Stock Index Fund Investor Shares	36.4
Vanguard Total Bond Market II Index Fund Investor Shares	6.6
Vanguard Total International Bond II Index Fund Admiral Shares	3.0
The table reflects the fund’s investments, except for short-term investments and derivatives.

Institutional Target Retirement 2060 Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.6%)
U.S. Stock Fund (53.3%)
	Vanguard Total Stock Market Index Fund Institutional Shares	41,461,321	4,481,969
International Stock Fund (35.9%)
	Vanguard Total International Stock Index Fund Investor Shares	148,357,339	3,016,104
U.S. Bond Fund (6.5%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	49,468,075	550,085
International Bond Fund (2.9%)
[1]	Vanguard Total International Bond II Index Fund Admiral Shares	12,295,540	246,157
Total Investment Companies (Cost $6,827,828)			8,294,315
Temporary Cash Investments (1.4%)
Money Market Fund (1.4%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $116,238)	1,162,421	116,242
Total Investments (100.0%) (Cost $6,944,066)			8,410,557
Other Assets and Liabilities—Net (0.0%)			(2,744)
Net Assets (100%)			8,407,813
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Institutional Target Retirement 2060 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	473	62,251	(861)
E-mini S&P 500 Index	December 2021	225	48,350	(1,500)
				(2,361)

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2060 Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $6,944,066)	8,410,557
Cash Collateral Pledged—Futures Contracts	4,002
Receivables for Accrued Income	850
Receivables for Capital Shares Issued	27,318
Total Assets	8,442,727
Liabilities
Payables for Investment Securities Purchased	18,807
Payables for Capital Shares Redeemed	15,436
Variation Margin Payable—Futures Contracts	671
Total Liabilities	34,914
Net Assets	8,407,813
At September 30, 2021, net assets consisted of:

Paid-in Capital	6,846,320
Total Distributable Earnings (Loss)	1,561,493
Net Assets	8,407,813

Net Assets
Applicable to 252,884,382 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,407,813
Net Asset Value Per Share	$33.25
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2060 Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	111,762
Net Investment Income—Note B	111,762
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	3,086
Affiliated Funds Sold	1,067
Futures Contracts	12,339
Realized Net Gain (Loss)	16,492
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	992,209
Futures Contracts	(2,754)
Change in Unrealized Appreciation (Depreciation)	989,455
Net Increase (Decrease) in Net Assets Resulting from Operations	1,117,709
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2060 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	111,762	69,225
Realized Net Gain (Loss)	16,492	9,442
Change in Unrealized Appreciation (Depreciation)	989,455	277,971
Net Increase (Decrease) in Net Assets Resulting from Operations	1,117,709	356,638
Distributions
Total Distributions	(84,702)	(60,380)
Capital Share Transactions
Issued	4,327,973	1,671,562
Issued in Lieu of Cash Distributions	83,464	59,794
Redeemed	(998,146)	(618,606)
Net Increase (Decrease) from Capital Share Transactions	3,413,291	1,112,750
Total Increase (Decrease)	4,446,298	1,409,008
Net Assets
Beginning of Period	3,961,515	2,552,507
End of Period	8,407,813	3,961,515
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2060 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$26.91	$24.90	$24.92	$23.08	$20.10
Investment Operations
Net Investment Income[1]	.581	.542	.589	.554	.511
Capital Gain Distributions Received[1]	.016	—	—	—	.001
Net Realized and Unrealized Gain (Loss) on Investments	6.286	2.012	(.132)	1.699	2.828
Total from Investment Operations	6.883	2.554	.457	2.253	3.340
Distributions
Dividends from Net Investment Income	(.472)	(.544)	(.476)	(.409)	(.359)
Distributions from Realized Capital Gains	(.071)	(.000) [2]	(.001)	(.004)	(.001)
Total Distributions	(.543)	(.544)	(.477)	(.413)	(.360)
Net Asset Value, End of Period	$33.25	$26.91	$24.90	$24.92	$23.08
Total Return	25.79%	10.30%	2.15%	9.83%	16.90%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,408	$3,962	$2,553	$1,535	$809
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to Average Net Assets	1.81%	2.15%	2.46%	2.29%	2.38%
Portfolio Turnover Rate	6%	9%	3%	5%	7%
1	Calculated based on average shares outstanding.
2	Distribution was less than $.001 per share.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2060 Fund
Notes to Financial Statements
Vanguard Institutional Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. The fund invests a substantial amount of its assets in Vanguard Total Stock Market Index Fund. Financial statements and other information about each underlying fund are available at www.vanguard.com.
In September 2021, the board of trustees approved a plan of reorganization whereby the fund will merge into Vanguard Target Retirement 2060 Fund. The merger is scheduled to be completed in February 2022.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is

Institutional Target Retirement 2060 Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2021, were borne by the underlying Vanguard funds in which the

Institutional Target Retirement 2060 Fund
fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	86,901
Undistributed Long-Term Gains	10,377
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,464,215
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	80,096	60,380
Long-Term Capital Gains	4,606	—
Total	84,702	60,380
*	Includes short-term capital gains, if any.

Institutional Target Retirement 2060 Fund
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,946,342
Gross Unrealized Appreciation	1,511,548
Gross Unrealized Depreciation	(47,333)
Net Unrealized Appreciation (Depreciation)	1,464,215
E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	134,167	67,012
Issued in Lieu of Cash Distributions	2,775	2,263
Redeemed	(31,253)	(24,595)
Net Increase (Decrease) in Shares Outstanding	105,689	44,680
At September 30, 2021, one shareholder was the record or beneficial owner of 29% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

Institutional Target Retirement 2060 Fund
F.Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	63,880	NA [1]	NA [1]	—	—	68	—	116,242
Vanguard Total Bond Market II Index Fund	268,177	365,109	71,383	(711)	(11,107)	7,310	2,906	550,085
Vanguard Total International Bond Index Fund	109,718	29,463	136,676	2,100	(4,605)	740	180	—
Vanguard Total International Bond II Index Fund	—	247,136	—	—	(979)	272	—	246,157
Vanguard Total International Stock Index Fund	1,415,505	1,332,073	20,366	(268)	289,160	56,107	—	3,016,104
Vanguard Total Stock Market Index Fund	2,118,816	1,786,510	143,043	(54)	719,740	47,265	—	4,481,969
Total	3,976,096	3,760,291	371,468	1,067	992,209	111,762	3,086	8,410,557
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2065 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: July 12, 2017, Through September 30, 2021
Initial Investment of $5,000,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Since Inception (7/12/2017)	Final Value of a $5,000,000 Investment
Institutional Target Retirement 2065 Fund	25.74%	12.07%	$8,087,164
Target 2065 Composite Index	26.28	12.44	8,200,801
MSCI US Broad Market Index	32.45	16.59	9,555,506
Target 2065 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: the FTSE Global All Cap ex US Index for international stocks, the Bloomberg U.S. Aggregate Float Adjusted Index for U.S. bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged for international bonds, and the CRSP US Total Market Index for U.S. stocks. International stock benchmark returns are adjusted for withholding taxes.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement 2065 Fund
Underlying Vanguard Funds
As of September 30, 2021
Vanguard Total Stock Market Index Fund Institutional Shares	54.1%
Vanguard Total International Stock Index Fund Investor Shares	36.3
Vanguard Total Bond Market II Index Fund Investor Shares	6.7
Vanguard Total International Bond II Index Fund Admiral Shares	2.9
The table reflects the fund’s investments, except for short-term investments and derivatives.

Institutional Target Retirement 2065 Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.4%)
U.S. Stock Fund (53.3%)
	Vanguard Total Stock Market Index Fund Institutional Shares	6,665,270	720,516
International Stock Fund (35.7%)
	Vanguard Total International Stock Index Fund Investor Shares	23,778,483	483,416
U.S. Bond Fund (6.5%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	7,964,024	88,560
International Bond Fund (2.9%)
[1]	Vanguard Total International Bond II Index Fund Admiral Shares	1,950,479	39,049
Total Investment Companies (Cost $1,153,285)			1,331,541
Temporary Cash Investments (1.5%)
Money Market Fund (1.5%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $19,951)	199,515	19,951
Total Investments (99.9%) (Cost $1,173,236)			1,351,492
Other Assets and Liabilities—Net (0.1%)			810
Net Assets (100%)			1,352,302
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Institutional Target Retirement 2065 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	76	10,002	(127)
E-mini S&P 500 Index	December 2021	38	8,166	(287)
				(414)

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2065 Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $1,173,236)	1,351,492
Cash Collateral Pledged—Futures Contracts	640
Receivables for Accrued Income	136
Receivables for Capital Shares Issued	7,636
Total Assets	1,359,904
Liabilities
Payables for Investment Securities Purchased	3,820
Payables for Capital Shares Redeemed	3,675
Variation Margin Payable—Futures Contracts	107
Total Liabilities	7,602
Net Assets	1,352,302
At September 30, 2021, net assets consisted of:

Paid-in Capital	1,159,709
Total Distributable Earnings (Loss)	192,593
Net Assets	1,352,302

Net Assets
Applicable to 44,441,058 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,352,302
Net Asset Value Per Share	$30.43
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2065 Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	16,672
Net Investment Income—Note B	16,672
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	431
Affiliated Funds Sold	154
Futures Contracts	1,814
Realized Net Gain (Loss)	2,399
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	133,330
Futures Contracts	(466)
Change in Unrealized Appreciation (Depreciation)	132,864
Net Increase (Decrease) in Net Assets Resulting from Operations	151,935
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2065 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,672	8,075
Realized Net Gain (Loss)	2,399	760
Change in Unrealized Appreciation (Depreciation)	132,864	38,023
Net Increase (Decrease) in Net Assets Resulting from Operations	151,935	46,858
Distributions
Total Distributions	(10,612)	(5,739)
Capital Share Transactions
Issued	938,924	395,927
Issued in Lieu of Cash Distributions	10,438	5,685
Redeemed	(241,582)	(185,337)
Net Increase (Decrease) from Capital Share Transactions	707,780	216,275
Total Increase (Decrease)	849,103	257,394
Net Assets
Beginning of Period	503,199	245,805
End of Period	1,352,302	503,199
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2065 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,				July 12, 2017[1] to September 30, 2017
	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$24.60	$22.78	$22.69	$20.80	$20.00
Investment Operations
Net Investment Income[2]	.541	.499	.552	.555	.197
Capital Gain Distributions Received[2]	.014	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	5.730	1.787	(.107)	1.503	.603
Total from Investment Operations	6.285	2.286	.445	2.058	.800
Distributions
Dividends from Net Investment Income	(.410)	(.465)	(.355)	(.165)	—
Distributions from Realized Capital Gains	(.045)	(.001)	—	(.003)	—
Total Distributions	(.455)	(.466)	(.355)	(.168)	—
Net Asset Value, End of Period	$30.43	$24.60	$22.78	$22.69	$20.80
Total Return	25.74%	10.06%	2.22%	9.93%	4.00%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,352	$503	$246	$97	$5
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.09% [3]
Ratio of Net Investment Income to Average Net Assets	1.84%	2.17%	2.51%	2.51%	4.33% [3]
Portfolio Turnover Rate	3%	14%	8%	28%	133%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2065 Fund
Notes to Financial Statements
Vanguard Institutional Target Retirement 2065 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. The fund invests a substantial amount of its assets in Vanguard Total Stock Market Index Fund. Financial statements and other information about each underlying fund are available at www.vanguard.com.
In September 2021, the board of trustees approved a plan of reorganization whereby the fund will merge into Vanguard Target Retirement 2065 Fund. The merger is scheduled to be completed in February 2022.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is

Institutional Target Retirement 2065 Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2021, were borne by the underlying Vanguard funds in which the

Institutional Target Retirement 2065 Fund
fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	13,080
Undistributed Long-Term Gains	1,283
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	178,230
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	10,137	5,738
Long-Term Capital Gains	475	1
Total	10,612	5,739
*	Includes short-term capital gains, if any.

Institutional Target Retirement 2065 Fund
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,173,262
Gross Unrealized Appreciation	187,134
Gross Unrealized Depreciation	(8,904)
Net Unrealized Appreciation (Depreciation)	178,230
E.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	31,884	17,604
Issued in Lieu of Cash Distributions	379	235
Redeemed	(8,273)	(8,179)
Net Increase (Decrease) in Shares Outstanding	23,990	9,660

Institutional Target Retirement 2065 Fund
F.Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	7,514	NA [1]	NA [1]	—	—	9	—	19,951
Vanguard Total Bond Market II Index Fund	34,902	57,209	1,840	(20)	(1,691)	1,087	406	88,560
Vanguard Total International Bond Index Fund	13,095	7,672	20,398	48	(417)	104	25	—
Vanguard Total International Bond II Index Fund	—	39,182	—	—	(133)	47	—	39,049
Vanguard Total International Stock Index Fund	177,989	269,077	240	—	36,590	8,342	—	483,416
Vanguard Total Stock Market Index Fund	269,462	360,439	8,492	126	98,981	7,083	—	720,516
Total	502,962	733,579	30,970	154	133,330	16,672	431	1,351,492
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard Institutional Target Retirement 2040 Fund, Vanguard Institutional Target Retirement 2045 Fund, Vanguard Institutional Target Retirement 2050 Fund, Vanguard Institutional Target Retirement 2055 Fund, Vanguard Institutional Target Retirement 2060 Fund and Vanguard Institutional Target Retirement 2065 Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Institutional Target Retirement 2040 Fund, Vanguard Institutional Target Retirement 2045 Fund, Vanguard Institutional Target Retirement 2050 Fund, Vanguard Institutional Target Retirement 2055 Fund, Vanguard Institutional Target Retirement 2060 Fund and Vanguard Institutional Target Retirement 2065 Fund (six of the funds constituting Vanguard Chester Funds, hereafter collectively referred to as the "Funds") as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 17, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2021 tax information (unaudited) for Vanguard Institutional Target Retirement Funds
This information for the fiscal year ended September 30, 2021, is included pursuant to provisions of the Internal Revenue Code.
The funds distributed capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year as follows:
Fund	($000)
Institutional Target Retirement 2040 Fund	—
Institutional Target Retirement 2045 Fund	—
Institutional Target Retirement 2050 Fund	—
Institutional Target Retirement 2055 Fund	12,248
Institutional Target Retirement 2060 Fund	4,606
Institutional Target Retirement 2065 Fund	475
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.
The funds distributed qualified dividend income to shareholders during the fiscal year as follows:
Fund	($000)
Institutional Target Retirement 2040 Fund	390,005
Institutional Target Retirement 2045 Fund	363,041
Institutional Target Retirement 2050 Fund	282,341
Institutional Target Retirement 2055 Fund	154,208
Institutional Target Retirement 2060 Fund	56,138
Institutional Target Retirement 2065 Fund	7,245
For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:
Fund	Percentage
Institutional Target Retirement 2040 Fund	32.2%
Institutional Target Retirement 2045 Fund	34.5
Institutional Target Retirement 2050 Fund	35.4
Institutional Target Retirement 2055 Fund	35.3
Institutional Target Retirement 2060 Fund	36.0
Institutional Target Retirement 2065 Fund	36.6

The funds designate to shareholders foreign source income and foreign taxes paid as follows:
Fund	Foreign Source Income ($000)	Foreign Taxes Paid ($000)
Institutional Target Retirement 2040 Fund	364,965	30,446
Institutional Target Retirement 2045 Fund	341,125	28,778
Institutional Target Retirement 2050 Fund	276,046	23,306
Institutional Target Retirement 2055 Fund	157,202	13,283
Institutional Target Retirement 2060 Fund	62,164	5,258
Institutional Target Retirement 2065 Fund	9,233	781
Shareholders will receive more detailed information with their Form 1099-DIV in January 2022 to determine the calendar-year amounts to be included on their 2021 tax returns.

"Bloomberg®," Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Aggregate Float Adjusted Index, and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the Indices (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Institutional Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Institutional Target Retirement Funds or any member of the public regarding the advisability of investing in securities generally or in the Institutional Target Retirement Funds particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Vanguard or the Institutional Target Retirement Funds. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Institutional Target Retirement Funds into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Institutional Target Retirement Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Institutional Target Retirement Funds’ customers, in connection with the administration, marketing or trading of the Institutional Target Retirement Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE INSTITUTIONAL TARGET RETIREMENT FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE TARGET RETIREMENT FUNDS OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2021 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

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You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
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All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q6730B 112021

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2021: $32,000
Fiscal Year Ended September 30, 2020: $31,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2021: $11,244,694
Fiscal Year Ended September 30, 2020: $10,761,407

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)	Audit-Related Fees.

Fiscal Year Ended September 30, 2021: $2,955,181
Fiscal Year Ended September 30, 2020: $2,915,863

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)	Tax Fees.

Fiscal Year Ended September 30, 2021: $2,047,574
Fiscal Year Ended September 30, 2020: $247,168

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)	All Other Fees.

Fiscal Year Ended September 30, 2021: $280,000
Fiscal Year Ended September 30, 2020: $115,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)        Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2021: $2,327,574
Fiscal Year Ended September 30, 2020: $362,168

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)        For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. In 2020, a third-party service provider began performing certain administrative and accounting services for Vanguard PRIMECAP Fund. There were no other significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications field herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 19, 2021

VANGUARD CHESTER FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: November 19, 2021

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on November 29, 2021 (see File Number 33-64845), a Power of Attorney  filed on October 12, 2021 (see File Number 33-23444), and a Power of Attorney  filed on August 26, 2021 (see file Number 811-02652), Incorporated by Reference.